--------------------------------------------------------------------------------
                                 SMITH BARNEY
                           INTERNATIONAL AGGRESSIVE
                                  GROWTH FUND
--------------------------------------------------------------------------------

             CLASSIC SERIES  |  ANNUAL REPORT  |  OCTOBER 31, 2002




                     [LOGO] Smith Barney
                            Mutual Funds
                     Your Serious Money. Professionally Managed. /SM/


        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

[PHOTO]

Jeffrey J. Russell

JEFFREY J. RUSSELL,
PORTFOLIO MANAGER

         Classic Series
   [GRAPHIC]


 Annual Report . October 31, 2002

 SMITH BARNEY INTERNATIONAL AGGRESSIVE GROWTH FUND

      JEFFREY J. RUSSELL, CFA

      Jeffrey J. Russell, CFA, has more than 20 years of securities business experience and has been managing the Fund since its inception.

      Education: BS from the Massachusetts Institute of Technology, MBA from the University of Pennsylvania's Wharton School of Finance.

      FUND OBJECTIVE

      The Fund seeks total return on its assets from growth of capital and income. It aims to achieve this objective by investing principally in a portfolio of equity securities of established non-U.S. issuers.

      FUND FACTS

      FUND INCEPTION
      -----------------
      February 21, 1995

      MANAGER INVESTMENT
      INDUSTRY EXPERIENCE
      -----------------
      20 Years

                     CLASS 1 CLASS A CLASS B CLASS L
----------------------------------------------------
NASDAQ                CSQIX   CSQAX   CSQBX    N/A
----------------------------------------------------
INCEPTION            8/8/96  2/21/95 2/21/95 9/13/00
----------------------------------------------------

Average Annual Total Returns as of October 31, 2002*

                        Without Sales Charges/(1)/
                 Class 1  Class A/(2)/ Class B/(2)/ Class L
------------------------------------------------------------
One-Year         (27.94)%   (28.44)%     (29.09)%   (28.37)%
------------------------------------------------------------
Five-Year         (3.67)     (4.18)       (4.94)       N/A
------------------------------------------------------------
Since Inception+  (0.96)      2.74         1.96     (42.05)
------------------------------------------------------------

                          With Sales Charges/(3)/
                 Class 1  Class A/(2)/ Class B/(2)/ Class L
------------------------------------------------------------
One-Year         (34.06)%   (32.01)%     (32.64)%   (29.78)%
------------------------------------------------------------
Five-Year         (5.37)     (5.16)       (5.13)       N/A
------------------------------------------------------------
Since Inception+  (2.37)      2.05         1.96     (42.32)
------------------------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of all applicable sales charges with respect to Class 1, A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
/(2)/ For the purpose of calculating performance, the Fund's inception date is
      March 17, 1995 (date the Fund's investment strategy was implemented). /(3)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1, A and L shares reflect the deduction of the maximum sales charges of 8.50%, 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
   All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
+ Inception date for Class 1 shares is August 8, 1996. Inception date for Class A and B shares is February 21, 1995. Inception date for Class L shares is September 13, 2000.



What's Inside
Your Investment in the Smith Barney International
  Aggressive Growth Fund.......................................................1
Letter to Our Shareholders.....................................................2
Historical Performance ........................................................6
Fund at a Glance...............................................................8
Schedule of Investments........................................................9
Statement of Assets and Liabilities ..........................................12
Statement of Operations.......................................................13
Statements of Changes in Net Assets ..........................................14
Notes to Financial Statements.................................................15
Financial Highlights..........................................................22
Independent Auditors' Report..................................................25
Additional Information....................................................... 26

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

   YOUR INVESTMENT IN THE SMITH BARNEY INTERNATIONAL AGGRESSIVE GROWTH FUND


           A Pure Investment in the Overseas Markets
 [GRAPHIC] Jeff is a firm believer that a world of opportunity exists beyond the United States*. While some global mutual funds may allocate more of their assets to the U.S. markets, the Fund invests principally in non-U.S. issuers.

           Portfolio Manager-Driven Funds -- The Classic Series
 [GRAPHIC] The Classic Series is a selection of Smith Barney Mutual Funds that invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives. The Classic Series Funds enable investors to participate in a mutual fund where investment decisions are determined by portfolio managers, based on each fund's investment objectives and guidelines.

           A Distinguished History of Managing Your Serious Money
 [GRAPHIC] Founded in 1873 and 1892, respectively, the firms of Charles D.
           Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, Citigroup Asset Management unites the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

           At Citigroup Asset Management, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.



--------
* Please note that investment in foreign securities involves greater risk than U.S. investments and the risk of investing in foreign securities is greater for emerging markets. Also, securities of smaller, lesser well-known companies may be more volatile than those of larger companies.


  1 Smith Barney International Aggressive Growth Fund | 2002 Annual Report to
                                 Shareholders

Dear Shareholder,

We are pleased to provide the annual report for the Smith Barney International Aggressive Growth Fund ("Fund") for the Fund's fiscal year ended October 31, 2002. In this report, we have summarized what we believe to be the period's prevailing economic conditions and outlined our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope that you will find this report to be useful and informative.

Special Notice to Shareholders:
Please note that during the past year R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman of the Board, President and Chief Executive Officer of the Fund replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney's new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the States of Illinois and Colorado.

Please note that in May, James B. Conheady retired as a co-portfolio manager of the Fund. The Fund will continue to be managed by Jeffrey J. Russell.

Performance Overview
For the year ended October 31, 2002, the Fund's Class A shares, without sales charges, returned negative 28.44%. In comparison, the MSCI EAFE Index ("MSCI EAFE")/1/ returned negative 13.21% for the same period.

Investment Strategy
The Fund seeks total return on its assets from growth of capital and income. The Fund invests principally in a diversified portfolio of equity securities of established non-U.S. issuers./2/ By spreading the Fund's investments across many international markets,/3/ the manager seeks to reduce volatility compared to investing in a single region. Unlike global mutual funds, which may allocate a substantial portion of assets to the U.S. markets, the Fund invests primarily in countries outside of the U.S.

Portfolio Manager Market Overview
For the second consecutive fiscal year, the price of the Fund's shares fell significantly. In our view, equity investors have recently experienced one of the worst bear markets within the past quarter century, as economic-related pressures compounded by the uncertainties of terrorism and military intervention have challenged the stock markets.

Given problems in certain geographic locations such as Latin America and Japan, and the rising correlation of many non-U.S. stock markets with U.S. equity markets, international diversification provided little refuge to investors. Specifically, the default on debt obligations of the Argentine government during the period and significant deterioration of that economy, and the election of leftist leadership in Brazil have called into question the value of the Latin operations of many multinational companies. The trading value of the euro began to move toward parity with the U.S. dollar. Needless to say, during this period we were dissatisfied with the Fund's performance, during which time we feel investors were justifiably anxious and concerned about the equity markets.


--------
1The MSCI EAFE is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.
2Foreign stocks are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. The risks of investing in foreign securities are greater for emerging markets.
3Diversification does not assure against market loss.


  2 Smith Barney International Aggressive Growth Fund | 2002 Annual Report to
                                 Shareholders

The global economic upturn, in our opinion, unfortunately appeared to have hit a plateau in many foreign economies. Global policymakers, recognizing the importance of providing supportive economic conditions, responded with a policy of low short-term interest rates; this scenario was particularly evident in the U.S., where the federal funds rate ("fed funds rate")/4/ was at a 40-year low of 1.75% during the reporting period. After the period ended, the fed funds rate was further reduced to 1.25%. Corporate profits, which are dependent upon global growth, nonetheless proved disappointing across a broad array of industries, versus many expectations held earlier this year. Capital spending has yet to provide the economic lift that some market pundits reportedly had been hoping for at this stage of the recovery process.

Candidly, we underestimated the erosion of both investor confidence and demand that ensued following the collapse of several visible companies. Reported fraudulent accounting practices and misstatements by companies' exacerbated financial losses. Declining asset values further pressured the valuations of public companies, as those businesses characterized as having "decent" assets but "overbearing" debts were forced to divest divisions during a "buyer's market." Pricing in many industries exhibited pressure on companies, and financial services firms abroad, particularly those exposed to the capital markets, suffered debilitating losses of assets and earnings power.

During the reporting period, investor appetite shifted to defensive sectors (where the Fund was underweighted versus the MSCI EAFE). Defensive stocks have been among the best performing equities over the past year. In our view, those companies with clarity, transparency and steady demand for products or services have been favored. Sectors that we favored in the past, such as the telecommunications sector and segments of technology, have remained under pressure as business capital investment has shown continued signs of restraint.

Portfolio Manager Fund Overview
During the period, we significantly reduced the Fund's exposure to technology stocks in consideration of the continued sluggish end markets for many technology companies. Although the Fund had previously avoided significant exposure to the energy sector, in consideration of the stronger growth profiles of other equity sectors in the mid-to-late 1990s, we boosted the Fund's exposure to this sector during the second half of the reporting period through the addition of stocks, such as BP PLC and Royal Dutch Petroleum Co. Conversely, for many years we had maintained significant exposure to the broadly defined business services sector (including government- and business-outsourcing investments). However, we trimmed those positions during recent months to invest in other sectors.

The composition of the Fund shifted over the past year, primarily due to the Fund's increased weightings in Japan and reduced weightings in Europe. As of the close of this period, the top holdings in the Fund reflected an eclectic mix of investment themes and portfolio emphasis. These holdings are illustrative of our growth-oriented stock selection criteria, which include seeking companies that we believe have strong financial structures, large business opportunities and stable, visionary managements.

Top Holdings
  . Groupe Danone of France produces global branded consumer products. The company's offerings include dairy products (Dannon yogurt), bottled water (Evian) and baked goods.

--------
4The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


  3 Smith Barney International Aggressive Growth Fund | 2002 Annual Report to
                                 Shareholders

  . Teva Pharmaceuticals Industries Ltd. of Israel is a global leader in the generic pharmaceuticals industry. The company is a major force in the U.S. market.
  . Novo Nordisk A/S of Denmark is one of the biggest European forces in diabetes care through the production of insulin and a range of application products. Novo also has an innovative therapeutic agent for treatment of selected blood disorders.
  . Mettler-Toledo International Inc. of Switzerland manufactures precision weighing and measurement instruments. A diverse customer base in the laboratory, retail and industrial sectors increasingly demand Mettler's highly sophisticated instruments and information management solutions.
  . Tomra Systems ASA of Norway manufactures reverse vending machinery for global beverage containers. The trend toward increased consumer deposit legislation, especially in Germany, benefits deployment of Tomra's products and materials recycling processes.
  . Nokia Oyj is Finland's leading exporter, with a world-class position in wireless infrastructure and mobile handsets. Nokia's technology visionaries continue to shape the wireless communications industry.
  . Patheon, Inc. of Canada is a leader in pharmaceuticals manufacturing outsourcing.
  . Hutchison Whampoa Ltd. of Hong Kong is a conglomerate with especial strengths in telecommunications, property development and port operation. We think management has an uncanny ability to opportunistically capture value in a diverse host of business sectors.
  . Axa of France is a diversified financial services leader, with strong product positions in the U.S. and Europe.

Portfolio Manager Market Outlook
The move by many investors from equities into cash, government bonds and alternative investments, in our opinion, has led to the emergence of strong absolute valuation in equities. We believe that many stocks now offer reasonable dividend yields and absolute values, and also offer more potential for long-term price appreciation versus fixed-income securities alternatives. In our view, the monetary policy environment remains supportive in many economies. Many companies are responding to the more constrained financing environment with capital rationing, enhanced cost discipline and a renewed mandate to return cash to shareholders through dividends and share repurchases.

We believe the rise in energy prices in 2002 provided strong headwinds to the nascent global economic recovery. While energy prices began to decline near the conclusion of the Fund's reporting period, we believe that the potential for a military-induced production disruption must be kept in mind.

The past fiscal year of the Fund has been marked by exceptional investment challenges, ranging from a combination of the slowing global economy, the surge of corporate malfeasance and the sharp swings of investor sentiment. We have attempted to position the Fund to participate in future upswings in the financial markets and to reduce the potential for extreme downside volatility.



  4 Smith Barney International Aggressive Growth Fund | 2002 Annual Report to
                                 Shareholders

Thank you for your investment in the Smith Barney International Aggressive Growth Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ R Jay Gerken               /s/ Jeffrey J. Russell
R. Jay Gerken                  Jeffrey J. Russell, CFA
Chairman                       Vice President and
                               Investment Officer

November 7, 2002

The information provided in this letter by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 9 through 11 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio manager's views are as of October 31, 2002 and are subject to change.



  5 Smith Barney International Aggressive Growth Fund | 2002 Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS 1 SHARES



                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain      Total
Year Ended              of Year  of Year Dividends Distributions   Returns/(1)+/
----------------------------------------------------------------------------------
10/31/02                $20.58   $14.83    $0.00       $0.00         (27.94)%
----------------------------------------------------------------------------------
10/31/01                 42.17    20.58     0.00        0.00         (51.20)
----------------------------------------------------------------------------------
10/31/00                 32.57    42.17     0.00        0.74          31.53
----------------------------------------------------------------------------------
10/31/99                 19.06    32.57     0.00        0.00          70.88
----------------------------------------------------------------------------------
10/31/98                 18.16    19.06     0.00        0.00           4.96
----------------------------------------------------------------------------------
10/31/97                 16.52    18.16     0.00        0.00           9.99
----------------------------------------------------------------------------------
Inception* -- 10/31/96   16.00    16.52     0.00        0.00           3.25++
----------------------------------------------------------------------------------
Total                                      $0.00       $0.74
----------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS A SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain      Total
Year Ended              of Year  of Year Dividends Distributions   Returns/(1)+/
----------------------------------------------------------------------------------
10/31/02                $20.15   $14.42    $0.00       $0.00         (28.44)%
----------------------------------------------------------------------------------
10/31/01                 41.57    20.15     0.00        0.00         (51.53)
----------------------------------------------------------------------------------
10/31/00                 32.24    41.57     0.00        0.74          31.00
----------------------------------------------------------------------------------
10/31/99                 18.94    32.24     0.00        0.00          70.22
----------------------------------------------------------------------------------
10/31/98                 18.14    18.94     0.00        0.00           4.41
----------------------------------------------------------------------------------
10/31/97                 16.54    18.14     0.00        0.00           9.74
----------------------------------------------------------------------------------
10/31/96                 13.86    16.54     0.00        0.00          19.34
----------------------------------------------------------------------------------
Inception* -- 10/31/95   11.81    13.86     0.00        0.00          16.28/(2)++/
----------------------------------------------------------------------------------
Total                                      $0.00       $0.74
----------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain      Total
Year Ended              of Year  of Year Dividends Distributions   Returns/(1)+/
----------------------------------------------------------------------------------
10/31/02                $19.18   $13.60    $0.00       $0.00         (29.09)%
----------------------------------------------------------------------------------
10/31/01                 39.86    19.18     0.00        0.00         (51.88)
----------------------------------------------------------------------------------
10/31/00                 31.16    39.86     0.00        0.74          30.04
----------------------------------------------------------------------------------
10/31/99                 18.44    31.16     0.00        0.00          68.98
----------------------------------------------------------------------------------
10/31/98                 17.81    18.44     0.00        0.00           3.54
----------------------------------------------------------------------------------
10/31/97                 16.36    17.81     0.00        0.00           8.93
----------------------------------------------------------------------------------
10/31/96                 13.79    16.36     0.00        0.00          18.64
----------------------------------------------------------------------------------
Inception* -- 10/31/95   11.81    13.79     0.00        0.00          15.69/(2)++/
----------------------------------------------------------------------------------
Total                                      $0.00       $0.74
----------------------------------------------------------------------------------


  6 Smith Barney International Aggressive Growth Fund | 2002 Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain      Total
Year Ended              of Year  of Year Dividends Distributions  Returns/(1)+/
-------------------------------------------------------------------------------
10/31/02                $20.13   $14.42    $0.00       $0.00        (28.37)%
-------------------------------------------------------------------------------
10/31/01                 41.61    20.13     0.00        0.00        (51.62)
-------------------------------------------------------------------------------
Inception* -- 10/31/00   46.13    41.61     0.00        0.00         (9.80)++
-------------------------------------------------------------------------------
Total                                      $0.00       $0.00
-------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

                                            Without Sales Charges/(1)/
                                    -----------------------------------------
                                    Class 1  Class A/(2)/ Class B/(2)/ Class L
-------------------------------------------------------------------------------
Year Ended 10/31/02                 (27.94)%   (28.44)%     (29.09)%   (28.37)%
-------------------------------------------------------------------------------
Five Years Ended 10/31/02            (3.67)     (4.18)       (4.94)       N/A
-------------------------------------------------------------------------------
Inception* through 10/31/02          (0.96)      2.74         1.96     (42.05)
-------------------------------------------------------------------------------

                                             With Sales Charges/(3)/
                                    -----------------------------------------
                                    Class 1  Class A/(2)/ Class B/(2)/ Class L
-------------------------------------------------------------------------------
Year Ended 10/31/02                 (34.06)%   (32.01)%     (32.64)%   (29.78)%
-------------------------------------------------------------------------------
Five Years Ended 10/31/02            (5.37)     (5.16)       (5.13)       N/A
-------------------------------------------------------------------------------
Inception* through 10/31/02          (2.37)      2.05         1.96     (42.32)
-------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+

                                                     Without Sales Charges/(1)/
-------------------------------------------------------------------------------
Class 1 (Inception* through 10/31/02)                          (5.84)%
-------------------------------------------------------------------------------
Class A (Inception* through 10/31/02)/(2)/                     22.91
-------------------------------------------------------------------------------
Class B (Inception* through 10/31/02)/(2)/                     15.99
-------------------------------------------------------------------------------
Class L (Inception* through 10/31/02)                         (68.74)
-------------------------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class 1, A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)For the purpose of calculating performance, the Fund's inception date is March 17, 1995 (date the Fund's investment strategy was implemented).
(3)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1, A and L shares reflect the deduction of the current maximum sales charges of 8.50%, 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception date for Class 1 shares is August 8, 1996. Inception date for Class A and B shares is February 21, 1995. Inception date for Class L shares is September 13, 2000.


  7 Smith Barney International Aggressive Growth Fund | 2002 Annual Report to
                                 Shareholders

 SMITH BARNEY INTERNATIONAL AGGRESSIVE GROWTH FUND AT A GLANCE (UNAUDITED)


Value of $10,000 Invested in Class A and B Shares of the
Smith Barney International Aggressive Growth Fund vs. MSCI EAFE Index+
--------------------------------------------------------------------------------
                        March 1995 -- October 31, 2002

                                    [CHART]

                Smith Barney          Smith Barney
                International         International
                 Aggressive            Aggressive
            Growth Fund-Class A    Growth Fund-Class B   MSCI EAFE Index
            -------------------    -------------------   ---------------
3/17/1995          9,498                 10,000              10,000
10/1995           11,044                 11,569               9,993
10/1996           13,171                 13,716              11,073
10/1997           14,454                 14,941              11,618
10/1998           15,092                 15,470              12,755
10/1999           25,689                 26,141              15,694
10/2000           33,654                 33,995              16,281
10/2001           16,313                 16,358              12,209
10/31/2002        11,674                 11,599              10,596

+Hypothetical illustration of $10,000 invested in Class A and B shares at inception on March 17, 1995 (date the Fund's investment strategy was implemented), assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares and the deduction of the maximum 5.00% CDSC for Class B shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2002. The Morgan Stanley Capital International EAFE ("MSCI EAFE") Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australasia and the Far East. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Fund's other classes may be greater or less than the performance of Class A and B shares as indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                         DIVERSIFICATION BY COUNTRY*++

       [CHART]

Canada           4.1%
Denmark          6.6%
France           9.3%
Hong Kong        8.3%
Israel           5.2%
Japan           14.4%
Netherlands      5.6%
Sweden           4.5%
Switzerland      6.2%
United Kingdom  17.3%
Other           18.5%
                            INVESTMENT ALLOCATION*#

                                    [CHART]

                         Preferred Stock          4.4%
                         Repurchase Agreement    11.0%
                         Common Stock            84.6%

* All information is as of October 31, 2002. Please note that Fund holdings are subject to change.
++ As a percentage of total common stock.
#  As a percentage of total investments.


  8 Smith Barney International Aggressive Growth Fund | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS                                        OCTOBER 31, 2002



 SHARES                        SECURITY                         VALUE
------------------------------------------------------------------------
COMMON STOCK -- 84.6%
Canada -- 3.4%
   40,000 Celestica Inc.*                                     $  552,016
  275,000 Patheon, Inc.*                                       2,510,096
------------------------------------------------------------------------
                                                               3,062,112
------------------------------------------------------------------------
Denmark -- 5.6%
  110,000 Novo Nordisk A/S, Class B Shares                     3,025,934
  100,000 William Demant Holding A/S*+                         1,940,212
------------------------------------------------------------------------
                                                               4,966,146
------------------------------------------------------------------------
Finland -- 3.0%
  135,000 Nokia Oyj                                            2,239,168
   25,000 Nokia Oyj, Sponsored ADR+                              415,500
------------------------------------------------------------------------
                                                               2,654,668
------------------------------------------------------------------------
France -- 7.9%
  140,000 Axa                                                  2,085,114
   30,000 Groupe Danone                                        3,884,017
   10,000 Pernod Ricard SA+                                    1,011,030
------------------------------------------------------------------------
                                                               6,980,161
------------------------------------------------------------------------
Germany -- 1.4%
   12,000 Allianz AG                                           1,258,066
------------------------------------------------------------------------
Hong Kong -- 7.0%
   10,000 China Mobile Ltd.*                                      24,617
   61,480 China Mobile Ltd., Sponsored ADR*+                     753,130
  600,000 China Unicom Ltd.*+                                    373,108
1,000,000 Computer & Technologies Holdings Ltd.*                 157,705
   95,328 HSBC Holdings PLC+                                   1,041,973
  362,000 Hutchison Whampoa Ltd.                               2,227,878
1,700,000 Li & Fung Ltd.                                       1,678,345
------------------------------------------------------------------------
                                                               6,256,756
------------------------------------------------------------------------
Ireland -- 1.6%
   87,700 Bank of Ireland                                        970,747
   75,685 Irish Continental Group PLC                            486,196
------------------------------------------------------------------------
                                                               1,456,943
------------------------------------------------------------------------
Israel -- 4.4%
   50,000 Teva Pharmaceutical Industries Ltd., Sponsored ADR+  3,871,500
------------------------------------------------------------------------
Japan -- 12.2%
  360,000 The Bank of Yokohama, Ltd.+                          1,504,338
  105,000 DOWA MINING CO., LTD.                                  439,620
      120 East Japan Railway Co.                                 545,432
   28,100 FANUC LTD.                                           1,110,129
   35,000 ITO-YOKADO CO., LTD.                                 1,089,073
   13,000 MABUCHI MOTOR CO., LTD.                              1,152,120
   90,000 Nomura Holdings, Inc.                                1,033,682

                      See Notes to Financial Statements.


  9 Smith Barney International Aggressive Growth Fund | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                            OCTOBER 31, 2002



 SHARES                          SECURITY                              VALUE
 ------------------------------------------------------------------------------
 Japan -- 12.2% (continued)
     300 NTT DoCoMo, Inc.                                           $   552,275
  60,000 PIONEER CORP.                                                1,021,464
  12,000 SEVEN-ELEVEN JAPAN CO., LTD.                                   338,207
  26,000 Takeda Chemical Industries, Ltd.                             1,077,995
   6,600 TAKEFUJI CORP.                                                 276,333
  17,000 Tokyo Electron Ltd.                                            684,071
 -----------------------------------------------------------------------------
                                                                     10,824,739
 -----------------------------------------------------------------------------
 Mexico -- 1.7%
  25,000 Grupo Televisa S.A., Sponsored ADR*+                           702,500
   4,133 Wal-Mart de Mexico SA de CV, Series C Shares                     8,895
 310,000 Wal-Mart de Mexico SA de CV, Series V Shares                   774,084
 -----------------------------------------------------------------------------
                                                                      1,485,479
 -----------------------------------------------------------------------------
 Netherlands -- 4.8%
 100,000 Airspray N.V.+                                               1,546,689
  20,465 IHC Caland N.V.                                                906,105
  20,000 Royal Dutch Petroleum Co.+                                     863,379
 152,500 Vedior N.V.                                                    926,901
 -----------------------------------------------------------------------------
                                                                      4,243,074
 -----------------------------------------------------------------------------
 Norway -- 3.3%
 100,000 Fast Search & Transfer ASA*                                     50,296
 400,000 Tomra Systems ASA                                            2,923,898
 -----------------------------------------------------------------------------
                                                                      2,974,194
 -----------------------------------------------------------------------------
 Singapore -- 1.3%
 150,000 Venture Corp. Ltd.                                           1,120,638
 -----------------------------------------------------------------------------
 Spain -- 3.3%
 275,000 Indra Sistemas, S.A.                                         1,910,630
  34,999 Telefonica, S.A.*+                                             988,722
 -----------------------------------------------------------------------------
                                                                      2,899,352
 -----------------------------------------------------------------------------
 Sweden -- 3.8%
 200,000 Assa Abloy AB, Class B Shares                                1,970,497
  90,000 Securitas AB, Class B Shares                                 1,249,252
  52,325 Teleca AB, Class B Shares                                      180,009
 -----------------------------------------------------------------------------
                                                                      3,399,758
 -----------------------------------------------------------------------------
 Switzerland -- 5.3%
  75,000 Fantastic Corp.*                                                24,460
   6,000 Geberit AG*                                                  1,656,193
 100,000 Mettler-Toledo International Inc.*                           2,995,000
 -----------------------------------------------------------------------------
                                                                      4,675,653
 -----------------------------------------------------------------------------

                      See Notes to Financial Statements.


 10 Smith Barney International Aggressive Growth Fund | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                            OCTOBER 31, 2002



   SHARES                          SECURITY                            VALUE
 ------------------------------------------------------------------------------
 United Kingdom -- 14.6%
     67,000 BOC Group PLC                                           $   941,653
    187,000 BP PLC                                                    1,198,621
    200,729 Cadbury Schweppes PLC                                     1,305,448
    500,000 Capita Group PLC                                          1,750,952
    260,000 Galen Holdings PLC                                        1,597,431
    108,000 Lloyds TSB Group PLC                                        928,630
    892,446 Serco Group PLC                                           2,085,832
    267,000 Taylor Nelson Sofres PLC                                    584,380
    325,000 Tesco PLC                                                 1,007,286
    711,039 Vodafone Group PLC                                        1,142,172
     30,000 Vodafone Group PLC, Sponsored ADR+                          477,600
 -----------------------------------------------------------------------------
                                                                     13,020,005
 -----------------------------------------------------------------------------
            TOTAL COMMON STOCK
            (Cost -- $111,727,438)                                   75,149,244
 -----------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 PREFERRED STOCK -- 4.4%
 Germany -- 4.4%
     75,000 Wella AG (Cost -- $3,257,953)                             3,943,315
 -----------------------------------------------------------------------------
 ------------------------------------------------------------------------------
            SUB-TOTAL INVESTMENTS
            (Cost -- $114,985,391)                                   79,092,559
 -----------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 11.0%
 $9,732,000 Merrill Lynch & Co., Inc., 1.850% due 11/1/02;
              Proceeds at maturity -- $9,732,500; (Fully
              collateralized by Federal Home Loan Mortgage Corp.
              Discount Notes, and Federal National Mortgage
              Association Discount Notes due 1/29/03 to
              4/30/03; Market value -- $9,926,642)
              (Cost -- $9,732,000)                                    9,732,000
 -----------------------------------------------------------------------------
 ------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $124,717,391**)                                $88,824,559
 -----------------------------------------------------------------------------
 ------------------------------------------------------------------------------

 *Non-income producing security.
 +All or a portion of this security is on loan (Note 11).
**Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


 11 Smith Barney International Aggressive Growth Fund | 2002 Annual Report to
                                 Shareholders

 STATEMENT OF ASSETS AND LIABILITIES                            OCTOBER 31, 2002


ASSETS:
   Investments, at value (Cost -- $114,985,391)                                     $ 79,092,559
   Repurchase agreements, at value (Cost -- $9,732,000)                                9,732,000
   Cash                                                                                      691
   Collateral for securities on loan (Note 11)                                        12,105,940
   Dividends and interest receivable                                                     137,237
   Receivable for securities sold                                                         89,574
   Receivable for Fund shares sold                                                        79,834
   Receivable for open forward contracts (Note 9)                                             99
------------------------------------------------------------------------------------------------
   Total Assets                                                                      101,237,934
------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities on loan (Note 11)                                           12,105,940
   Payable for Fund shares purchased                                                     361,067
   Management fee payable                                                                 85,479
   Trustees' retirement plan                                                              38,965
   Service plan fees payable                                                              30,089
   Accrued expenses                                                                      232,081
------------------------------------------------------------------------------------------------
   Total Liabilities                                                                  12,853,621
------------------------------------------------------------------------------------------------
Total Net Assets                                                                    $ 88,384,313
------------------------------------------------------------------------------------------------
NET ASSETS:
   Par value of shares of beneficial interest                                       $         63
   Capital paid in excess of par value                                               205,680,547
   Accumulated net realized loss from security transactions and foreign currencies   (81,411,597)
   Net unrealized depreciation of investments and foreign currencies                 (35,884,700)
------------------------------------------------------------------------------------------------
Total Net Assets                                                                    $ 88,384,313
------------------------------------------------------------------------------------------------
Shares Outstanding:
   Class 1                                                                               191,145
-------------------------------------------------------------------------------------------
   Class A                                                                             2,786,333
-------------------------------------------------------------------------------------------
   Class B                                                                             3,161,078
-------------------------------------------------------------------------------------------
   Class L                                                                               163,487
-------------------------------------------------------------------------------------------
Net Asset Value:
   Class 1 (and redemption value)                                                         $14.83
-------------------------------------------------------------------------------------------
   Class A (and redemption value)                                                         $14.42
-------------------------------------------------------------------------------------------
   Class B *                                                                              $13.60
-------------------------------------------------------------------------------------------
   Class L **                                                                             $14.42
-------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class 1 (net asset value plus 9.29% of net asset value per share)                      $16.21
-------------------------------------------------------------------------------------------
   Class A (net asset value plus 5.26% of net asset value per share)                      $15.18
-------------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)                      $14.57
------------------------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.

 12 Smith Barney International Aggressive Growth Fund | 2002 Annual Report to
                                 Shareholders

 STATEMENT OF OPERATIONS                     FOR THE YEAR ENDED OCTOBER 31, 2002


 INVESTMENT INCOME:
    Dividends                                                    $  1,216,624
    Interest                                                           63,842
    Less: Foreign withholding tax                                    (117,389)
 --------------------------------------------------------------------------
    Total Investment Income                                         1,163,077
 --------------------------------------------------------------------------
 EXPENSES:
    Management fee (Note 2)                                         1,130,787
    Shareholder and system servicing fees                           1,203,343
    Service plan fees (Note 2)                                        723,210
    Audit and Legal                                                   154,769
    Shareholder communications                                        140,954
    Custody                                                            84,830
    Registration fees                                                  41,214
    Trustees' fees                                                     24,702
    Other                                                              31,403
 --------------------------------------------------------------------------
    Total Expenses                                                  3,535,212
 --------------------------------------------------------------------------
 Net Investment Loss                                               (2,372,135)
 --------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES (NOTES 3 AND 9):
    Realized Gain (Loss) From:
      Security transactions (excluding short-term securities)     (43,175,420)
      Foreign currency transactions                                    41,311
 --------------------------------------------------------------------------
    Net Realized Loss                                             (43,134,109)
 --------------------------------------------------------------------------
    Change in Net Unrealized Depreciation From:
      Security transactions                                         9,366,838
      Foreign currency transactions                                     6,491
 --------------------------------------------------------------------------
    Decrease in Net Unrealized Depreciation                         9,373,329
 --------------------------------------------------------------------------
 Net Loss on Investments and Foreign Currencies                   (33,760,780)
 --------------------------------------------------------------------------
 Decrease in Net Assets From Operations                          $(36,132,915)
 --------------------------------------------------------------------------

                      See Notes to Financial Statements.


 13 Smith Barney International Aggressive Growth Fund | 2002 Annual Report to
                                 Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS             FOR THE YEARS ENDED OCTOBER 31,


                                                       2002           2001
-------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                             $ (2,372,135) $  (3,061,257)
   Net realized loss                                (43,134,109)   (29,691,563)
   (Increase) decrease in net unrealized
     depreciation                                     9,373,329    (93,814,705)
-------------------------------------------------------------------------------
   Decrease in Net Assets From Operations           (36,132,915)  (126,567,525)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 16):
   Net proceeds from sale of shares                  49,624,611    101,105,784
   Net asset value of the shares issued in
     connection with the transfer of Smith Barney
     World Funds, Inc. -- Emerging Markets
     Portfolio and Smith Barney World Funds,
     Inc. -- Pacific Portfolio's net assets (Note
     15)                                                     --     15,874,190
   Cost of shares reacquired                        (51,477,198)   (82,714,525)
-------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Fund
     Share Transactions                              (1,852,587)    34,265,449
-------------------------------------------------------------------------------
Decrease in Net Assets                              (37,985,502)   (92,302,076)

NET ASSETS:
   Beginning of year                                126,369,815    218,671,891
-------------------------------------------------------------------------------
   End of year                                     $ 88,384,313  $ 126,369,815
-------------------------------------------------------------------------------

                      See Notes to Financial Statements.

 14 Smith Barney International Aggressive Growth Fund | 2002 Annual Report to
                                 Shareholders

 NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies
The Smith Barney International Aggressive Growth Fund ("Fund"), is a separate portfolio of the Smith Barney Investment Series ("Series"). The Series, a Massachusetts business trust, is registered under the Investment Company Act of 1940 ("1940 Act"), as amended, as a diversified open-end management investment company and consists of this Fund and six other separate investment portfolios: Smith Barney Large Cap Core Fund, Smith Barney Growth and Income Fund, Smith Barney Large Cap Core Portfolio, Smith Barney Premier Selections All Cap Growth Portfolio, Smith Barney Growth and Income Portfolio and Smith Barney Government Portfolio. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at the current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence, subsequent to the time a value was so established, is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between bid and ask prices in the over-the-counter market; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) direct expenses are charged to each class; management fee and general Fund expenses are allocated on the basis of relative net assets by class; (i) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (j) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (k) realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions; (l) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss and accumulated realized loss amounting to $2,330,824 and $165,409 were reclassified to paid-in capital; (m) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise tax; and (n) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Also, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.


 15 Smith Barney International Aggressive Growth Fund | 2002 Annual Report to
                                 Shareholders

2. Management Agreement and Other Transactions
Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as the investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 1.00% of the average daily net assets. The fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") and Primerica Shareholder Services ("PSS") act as the Fund's sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. For the year ended October 31, 2002, the Fund paid transfer agent fees of $95,239 to CTB.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc. ("PFSD"), both of which are subsidiaries of Citigroup, act as the Fund's distributors. In addition, SSB, PFSD and certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the year ended October 31, 2002, SSB and its affiliates received brokerage commissions of $8,876 for the Fund's portfolio agency transactions.

There are maximum initial sales charges of 8.50%, 5.00% and 1.00% for Class 1, A and L shares, respectively.There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year of purchase and declines by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC which applies if redemption occurs within the first year of purchase.

For the year ended October 31, 2002, SSB and its affiliates received sales charges of approximately $23,000, $672,000 and $4,000 on the sale of the Fund's Class 1, A and L shares, respectively. In addition, CDSCs paid to SSB and its affiliates for the year ended October 31, 2002 were approximately:

                                              Class B  Class L
--------------------------------------------------------------
CDSCs                                         $178,000 $5,000
-------------------------------------------------------------

Pursuant to Service Plans, the Fund pays a distribution/service fee with respect to its Class A, B and L shares calculated at an annual rate not to exceed 0.25% of the average daily net assets with respect to Class A shares and at the annual rate of 1.00% of the respective average daily net assets of Class B and L shares. At a shareholder meeting held on February 1, 2002, the shareholders approved these Service Plans, which replaced Distribution Plans then in effect. For the year ended October 31, 2002, total Service Plan fees incurred were:

                                   Class A  Class B  Class L
------------------------------------------------------------
Service Plan Fees                  $123,208 $566,405 $33,597
------------------------------------------------------------

All officers and one Trustee of the Series are employees of Citigroup or its affiliates.

The Trustees of the Funds have adopted a Retirement Plan ("Plan") for all Trustees who are not "interested persons" of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted are required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee's retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Two former Trustees are currently receiving payments under the Plan. The amount of benefits to be paid under the Plan cannot currently be determined for current Trustees.



 16 Smith Barney International Aggressive Growth Fund | 2002 Annual Report to
                                 Shareholders

Messrs. Carlton, Cocanougher, Gross, Merten and Pettit also are covered by a prior retirement plan. Under the prior plan, retirement benefits are payable for a ten-year period following retirement, with the annual payment to be based upon the Trustee's compensation from the Trust during calendar year 2000. Trustees with more than five but less than ten years of service at retirement will receive a prorated benefit. In order to receive benefits under the current Plan, a Trustee must waive all rights under the prior plan prior to receiving payment under either plan. Total aggregate retirement benefits accrued under the prior plan for the 2002 fiscal year were $2,702. The amount of benefits to be paid under the prior plan cannot currently be determined for these.

3. Investments
During the year ended October 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------
Purchases                                     $26,579,142
--------------------------------------------------------
Sales                                          37,186,134
--------------------------------------------------------

At October 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

---------------------------------------------------------
Gross unrealized appreciation               $  2,211,747
Gross unrealized depreciation                (38,104,579)
---------------------------------------------------------
Net unrealized depreciation                 $(35,892,832)
---------------------------------------------------------

4. Repurchase Agreements
The Fund purchases (and its custodian takes possession of ) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the year ended October 31, 2002, the Fund did not enter into any reverse repurchase agreement transactions.

6. Futures Contracts
Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian as is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (and cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its


 17 Smith Barney International Aggressive Growth Fund | 2002 Annual Report to
                                 Shareholders
portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counter-party fail to perform under such contracts.

At October 31, 2002, the Fund did not hold any futures contracts.

7. Option Contracts
Upon the purchase of a put option or a call option by the Fund, the premium paid is recorded as an investment, the value of which is marked to market daily. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At October 31, 2002, the Fund did not hold any purchased call or put option contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended October 31, 2002, the Fund did not enter into any written covered call or put option contracts.

8. Foreign Securities
Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

9. Forward Foreign Currency Contracts
At October 31, 2002, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain on the contracts reflected in the accompanying financial statements were as follows:

                                  Local       Market     Settlement    Unrealized
           Foreign Currency      Currency     Value         Date          Gain
           ---------------------------------------------------------------------
             To Sell:
             Japanese Yen       10,996,516    $89,672     11/6/02         $99
           ---------------------------------------------------------------------
           Total Unrealized Gain on Forward Foreign Currency Contracts    $99
           ---------------------------------------------------------------------


 18 Smith Barney International Aggressive Growth Fund | 2002 Annual Report to
                                 Shareholders

10.Short Sales of Securities
A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

At October 31, 2002, the Fund did not have any open short sale transactions.

11.Securities Lending
The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account.

At October 31, 2002, the Fund loaned common stocks having a market value of $11,985,793. The Fund received cash collateral amounting to $11,506,847 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio. In addition, the Fund received securities collateral amounting to $599,093.

Interest income earned by the Fund from securities lending for the year ended October 31, 2002 was $6,633.

12.Securities Traded on a When-Issued Basis
The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in the amount of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

13.Capital Loss Carryforward
At October 31, 2002, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $81,411,000, available to offset future capital gains through October 31, 2010. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on October 31 of the year indicated:

                             2003     2004      2005      2006      2008       2009        2010
---------------------------------------------------------------------------------------------------
Capital Loss Carryforwards $246,000 $515,000 $3,257,000 $570,000 $4,017,000 $29,633,000 $43,173,000
---------------------------------------------------------------------------------------------------


 19 Smith Barney International Aggressive Growth Fund | 2002 Annual Report to
                                 Shareholders

14.Income Tax Information and Distributions to Shareholders

At October 31, 2002 the tax basis components of distributable earnings were:

                  -------------------------------------------
                  Undistributed ordinary income            --
                  -------------------------------------------
                  Accumulated capital losses    $(81,411,498)
                  -------------------------------------------
                  Unrealized depreciation        (35,884,799)
                  -------------------------------------------

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to various mark to market adjustments on receivables.

15. Transfer of Net Assets

On December 8, 2000 the Fund acquired the assets and liabilities of Smith Barney World Funds, Inc. - Emerging Markets Portfolio ("Emerging Markets Portfolio"), pursuant to a plan of reorganization approved by Emerging Markets Portfolio shareholders on December 1, 2000. Total shares issued by the Fund, the total net assets of the Emerging Markets Portfolio and total net assets of the Fund on the date of the transfer were as follows:

                                             Total Net Assets
                               Shares Issued  of the Emerging  Total Net Assets
Acquired Portfolio              by the Fund  Markets Portfolio   of the Fund
-------------------------------------------------------------------------------
Emerging Markets
 Portfolio                        286,834       $10,574,769      $200,979,692
------------------------------------------------------------------------------

The total net assets of the Emerging Markets Portfolio before acquisition included unrealized appreciation of $663,426, accumulated net realized loss of $9,342,292 and undistributed net investment loss of $274,688. Total net assets of the Fund immediately after the transfer were $211,554,461. This transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

On December 15, 2000, the Fund acquired the assets and liabilities of Smith Barney World Funds, Inc. - Pacific Portfolio ("Pacific Portfolio"), pursuant to a plan of reorganization approved by Pacific Portfolio shareholders on December 1, 2000. Total shares issued by the Fund, the total net assets of the Pacific Portfolio and total net assets of the Fund on the date of the transfer were as follows:

Acquired                       Shares Issued     Total Net Assets     Total Net Assets
Portfolio                       by the Fund  of the Pacific Portfolio   of the Fund
--------------------------------------------------------------------------------------
   Pacific Portfolio              148,303           $5,299,421          $202,867,651
--------------------------------------------------------------------------------------

The total net assets of the Pacific Portfolio before acquisition include unrealized appreciation of $214,496, accumulated net realized loss of $2,807,224 and undistributed net investment income of $402,601. Total net assets of the Fund immediately after the transfer were $208,167,072. This transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.


 20 Smith Barney International Aggressive Growth Fund | 2002 Annual Report to
                                 Shareholders

16. Shares of Beneficial Interest

The Fund has five classes of beneficial interest, Classes 1, A, B, L and Y, of which four are outstanding, each with a par value of $0.00001 per share. There are an unlimited number of shares authorized.

Transactions in shares of each class were as follows:

                                                                       Year Ended                  Year Ended
                                                                    October 31, 2002            October 31, 2001
                                                                ------------------------    ------------------------
                                                                  Shares        Amount        Shares       Amount
---------------------------------------------------------------------------------------------------------------------
Class 1
Shares sold                                                         17,225   $    325,885       37,988  $  1,167,395
Shares reacquired                                                  (44,677)      (839,429)     (31,113)     (874,056)
-------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                            (27,452)  $   (513,544)       6,875  $    293,339
-------------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                                      1,184,030   $ 21,598,717    1,963,610  $ 59,898,181
Net asset value of the shares issued in connection with the
 transfer of Smith Barney World Funds, Inc. -- Emerging
 Markets Portfolio and Pacific Portfolio's net assets (Note 15)         --             --      141,458     5,238,391
Shares reacquired                                               (1,016,901)   (18,409,599)  (1,584,378)  (49,400,950)
-------------------------------------------------------------------------------------------------------------------
Net Increase                                                       167,129   $  3,189,118      520,690  $ 15,735,622
-------------------------------------------------------------------------------------------------------------------
Class B
Shares sold                                                        788,931   $ 13,629,840      952,741  $ 26,025,909
Net asset value of the shares issued in connection with the
 transfer of Smith Barney World Funds, Inc. -- Emerging
 Markets Portfolio and Pacific Portfolio's net assets (Note 15)         --             --      164,952     5,867,919
Shares reacquired                                               (1,015,017)   (17,339,606)    (796,986)  (20,397,828)
-------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                           (226,086)  $ (3,709,766)     320,707  $ 11,496,000
-------------------------------------------------------------------------------------------------------------------
Class L
Shares sold                                                        747,701   $ 14,070,169      576,157  $ 14,014,299
Net asset value of the shares issued in connection with the
 transfer of Smith Barney World Funds, Inc. -- Emerging
 Markets Portfolio and Pacific Portfolio's net assets (Note 15)         --             --       87,075     3,206,143
Shares reacquired                                                 (788,990)   (14,888,564)    (465,357)  (10,658,445)
-------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                            (41,289)  $   (818,395)     197,875  $  6,561,997
-------------------------------------------------------------------------------------------------------------------
Class Y+
Net asset value of the shares issued in connection with the
 transfer of Smith Barney World Funds, Inc. -- Emerging
 Markets Portfolio's net assets (Note 15)                               --             --       41,652  $  1,561,737
Shares reacquired                                                       --             --      (41,652)   (1,383,246)
-------------------------------------------------------------------------------------------------------------------
Net Increase                                                            --             --           --  $    178,491
-------------------------------------------------------------------------------------------------------------------

+ As of December 12, 2000, Class Y shares were fully redeemed.


 21 Smith Barney International Aggressive Growth Fund | 2002 Annual Report to
                                 Shareholders

 FINANCIAL HIGHLIGHTS

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class 1 Shares                           2002/(1)/    2001/(1)/ 2000/(1)/ 1999/(1)/  1998
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year       $ 20.58       $42.17    $32.57    $19.06   $18.16
---------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                       (0.19)       (0.24)    (0.45)    (0.28)   (0.21)
 Net realized and unrealized gain (loss)   (5.56)      (21.35)    10.79     13.79     1.11
---------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (5.75)      (21.59)    10.34     13.51     0.90
---------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                           --           --     (0.74)       --       --
 Capital                                      --           --     (0.00)*      --       --
---------------------------------------------------------------------------------------
Total Distributions                           --           --     (0.74)       --       --
---------------------------------------------------------------------------------------
Net Asset Value, End of Year             $ 14.83       $20.58    $42.17    $32.57   $19.06
---------------------------------------------------------------------------------------
Total Return                              (27.94)%     (51.20)%   31.53%    70.88%    4.96%
---------------------------------------------------------------------------------------
Net Assets, End of Year (millions)            $3           $4        $9        $4       $2
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   2.02%        1.54%     1.42%     1.68%    1.79%
 Net investment loss                       (1.00)       (0.82)    (0.94)    (1.12)   (0.99)
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                       24%          24%       27%       50%      63%
---------------------------------------------------------------------------------------

Class A Shares                           2002/(1)/    2001/(1)/ 2000/(1)/ 1999/(1)/  1998
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year       $ 20.15       $41.57    $32.24    $18.94   $18.14
---------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                       (0.30)       (0.40)    (0.64)    (0.37)   (0.27)
 Net realized and unrealized gain (loss)   (5.43)      (21.02)    10.71     13.67     1.07
---------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (5.73)      (21.42)    10.07     13.30     0.80
---------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                           --           --     (0.74)       --       --
 Capital                                      --           --     (0.00)*      --       --
---------------------------------------------------------------------------------------
Total Distributions                           --           --     (0.74)       --       --
---------------------------------------------------------------------------------------
Net Asset Value, End of Year             $ 14.42       $20.15    $41.57    $32.24   $18.94
---------------------------------------------------------------------------------------
Total Return                              (28.44)%     (51.53)%   31.00%    70.22%    4.41%
---------------------------------------------------------------------------------------
Net Assets, End of Year (millions)           $40          $53       $87       $38      $20
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   2.72%        2.17%     1.82%     2.08%    2.25%
 Net investment loss                       (1.67)       (1.44)    (1.36)    (1.53)   (1.46)
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                       24%          24%       27%       50%      63%
---------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
 *  Amount represents less than $0.01 per share.


 22 Smith Barney International Aggressive Growth Fund | 2002 Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class B Shares                             2002/(1)/  2001/(1)/  2000/(1)/  1999/(1)/  1998
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $19.18      $39.86     $31.16     $18.44    $17.81
-----------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                      (0.44)       (0.59)     (0.94)     (0.53)    (0.39)
 Net realized and unrealized gain (loss)  (5.14)      (20.09)     10.38      13.25      1.02
-----------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (5.58)     (20.68)      9.44      12.72      0.63
-----------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                          --           --      (0.74)        --        --
 Capital                                     --           --      (0.00)*       --        --
-----------------------------------------------------------------------------------------
Total Distributions                           --          --      (0.74)        --        --
-----------------------------------------------------------------------------------------
Net Asset Value, End of Year              $13.60      $19.18     $39.86     $31.16    $18.44
-----------------------------------------------------------------------------------------
Total Return                              (29.09)%    (51.88)%    30.04%     68.98%     3.54%
-----------------------------------------------------------------------------------------
Net Assets, End of Year (millions)           $43         $65       $123        $41       $18
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses//                                3.60%        2.90%      2.53%      2.79%     3.11%
 Net investment loss//                    (2.57)       (2.18)     (2.07)     (2.26)    (2.32)
-----------------------------------------------------------------------------------------
Portfolio Turnover Rate                       24%         24%        27%        50%       63%
-----------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
 *  Amount represents less than $0.01 per share.

 23 Smith Barney International Aggressive Growth Fund | 2002 Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout the period ended October 31, unless otherwise noted:

Class L Shares                                2002/(1)/ 2001/(1)/ 2000/(1)(2)/
------------------------------------------------------------------------------
Net Asset Value, Beginning of Year             $20.13    $41.61     $46.13
-----------------------------------------------------------------------------
Loss From Operations:
  Net investment loss                           (0.30)    (0.43)     (0.11)
  Net realized and unrealized loss              (5.41)   (21.05)     (4.41)
-----------------------------------------------------------------------------
Total Loss From Operations                      (5.71)   (21.48)     (4.52)
-----------------------------------------------------------------------------
Less Distributions From:
  Net realized gains                               --        --         --
  Capital                                          --        --      (0.00)*
-----------------------------------------------------------------------------
Total Distributions                                --        --      (0.00)*
-----------------------------------------------------------------------------
Net Asset Value, End of Year                   $14.42    $20.13     $41.61
-----------------------------------------------------------------------------
Total Return                                   (28.37)%  (51.62)%    (9.80)%++
-----------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $2,358    $4,123       $287
-----------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                       2.63%     2.49%      2.25%+
  Net investment loss                           (1.65)    (1.60)     (2.06)+
-----------------------------------------------------------------------------
Portfolio Turnover Rate                            24%       24%        27%
-----------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)For the period from September 13, 2000 (inception date) to October 31, 2000.
 * Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

 24 Smith Barney International Aggressive Growth Fund | 2002 Annual Report to
                                 Shareholders

 INDEPENDENT AUDITORS' REPORT


To the Board of Trustees and Shareholders of Smith Barney Investment Series:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney International Aggressive Growth Fund of Smith Barney Investment Series ("Fund") as of October 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended October 31, 1999 were audited by other auditors whose report thereon, dated December 15, 1999, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the custodian. As to securities purchased but yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                       /s/ KPMG LLP

New York, New York
December 11, 2002


 25 Smith Barney International Aggressive Growth Fund | 2002 Annual Report to
                                 Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Trustees and Officers

The business and affairs of the Smith Barney International Aggressive Growth Fund ("Fund") are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed. The Statement of Additional Information includes additional information about Fund's Trustees and is available, without charge, upon request by calling Citicorp Trust Bank, fsb. 1-800-451-2010 or Primerica Shareholder Services at 1-800-544-5445.

                                                                                               Number of
                                                                                           Portfolios in Fund
                                  Position(s) Length               Principal                    Complex
                                   Held with  of Time         Occupation(s) During            Overseen by
      Name, Address and Age          Fund     Served            Past Five Years                 Trustee
--------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES:

Elliott J. Berv                     Trustee    Since  President and Chief Operations               35
c/o R. Jay Gerken                              2001   Officer, Landmark City (Real Estate
Salomon Smith Barney Inc. ("SSB")                     Development) (since 2002); Executive
399 Park Avenue                                       Vice President and Chief Operations
New York, NY 10022                                    Officer, DigiGym Systems (On-line
Age 59                                                Personal Training Systems) (since
                                                      2001); Chief Executive Officer,
                                                      Rocket City Enterprises (Internet
                                                      Service Company) (since 2000);
                                                      President, Catalyst (Consulting)
                                                      (Since 1984).

Donald M. Carlton                   Trustee    Since  Consultant, URS Corporation                  30
c/o R. Jay                                     1997   (Engineering) (since 1999); former
Gerken SSB                                            Chief Executive Officer, Radian
399 Park Avenue                                       International L.L.C. (Engineering)
New York, NY 10022                                    (from 1996 to 1998), Member of
Age 65                                                Management Committee, Signature
                                                      Science (Research and Development)
                                                      (since 2000).

A. Benton Cocanougher               Trustee    Since  Dean Emeritus and Wiley Professor,           30
c/o R. Jay                                     1991   Texas A&M University (since 2001);
Gerken SSB                                            former Dean and Professor of
399 Park Avenue                                       Marketing, College and Graduate
New York, NY 10022                                    School of Business of Texas A&M
Age 64                                                University (from 1987 to 2001).

Mark T. Finn                        Trustee    Since  Chairman and Owner, Vantage                  35
c/o R. Jay                                     2001   Consulting Group, Inc. (Investment
Gerken SSB                                            Advisory and Consulting Firm) (since
399 Park Avenue                                       1988); former Vice Chairman and
New York, NY 10022                                    Chief Operating Officer, Lindner
Age 59                                                Asset Management Company (Mutual
                                                      Fund Company) (from March 1999 to
                                                      2001); former General Partner and
                                                      Shareholder, Greenwich Ventures,
                                                      LLC (Investment Partnership) (from
                                                      1996 to 2001); former President,
                                                      Secretary, and Owner, Phoenix
                                                      Trading Co. (Commodity Trading
                                                      Advisory Firm) (from 1997 to 2000).


                                         Other Board Memberships
                                         Held by Trustee During
      Name, Address and Age                  Past Five Years
------------------------------------------------------------------------
NON-INTERESTED TRUSTEES:

Elliott J. Berv                   Board Member, American Identity
c/o R. Jay Gerken                 Corp. (doing business as Morpheus
Salomon Smith Barney Inc. ("SSB") Technologies) (Biometric information
399 Park Avenue                   Management) (since 2002; consultant
New York, NY 10022                since 1999); Director, Lapoint
Age 59                            Industries (Industrial Filter Company)
                                  (since 2002); Director. Alzheimer's
                                  Association (New England Chapter)
                                  (since 1998).



Donald M. Carlton                 Director, American Electric Power
c/o R. Jay                        (Electric Utility) (since 1999);
Gerken SSB                        Director, Valero Energy (Petroleum
399 Park Avenue                   Refining) (since 1999); Director,
New York, NY 10022                National Instruments Corp.
Age 65                            Technology) (since 1994).



A. Benton Cocanougher             Former Director, Randall's Food
c/o R. Jay                        Markets, Inc. (from 1990 to 1999);
Gerken SSB                        former Director, First American Bank
399 Park Avenue                   and First American Savings Bank
New York, NY 10022                (from 1994 to 1999).
Age 64

Mark T. Finn                      Former President and Director, Delta
c/o R. Jay                        Financial, Inc. (Investment Advisory
Gerken SSB                        Firm) (from 1983 to 1999).
399 Park Avenue
New York, NY 10022
Age 59










 26 Smith Barney International Aggressive Growth Fund | 2002 Annual Report to
                                 Shareholders

                                                                                    Number of
                                                                                Portfolios in Fund
                      Position(s) Length               Principal                     Complex
                       Held with  of Time         Occupation(s) During             Overseen by
Name, Address and Age    Fund     Served            Past Five Years                  Trustee
---------------------------------------------------------------------------------------------------

Stephen R. Gross        Trustee    Since  Partner, Capital Investment Advisory          30
c/o R. Jay                         1986   Partners (Consulting) (since January
Gerken SSB                                2000); Managing Director,
399 Park Avenue                           Fountainhead Ventures, Ltd.
New York, NY 10022                        (Consulting) (from 1998 to 2002);
Age 54                                    Secretary, Carint of N.A.
                                          (Manufacturing) (since 1988); former
                                          Treasurer, Hank Aaron Enterprises
                                          (Fast Food Franchise) (from 1985 to
                                          2001); Chairman, Gross, Collins &
                                          Cress, P.C. (Accounting Firm) (since
                                          1980); Treasurer, Coventry Limited,
                                          Inc. (since 1985).

Diana R. Harrington     Trustee    Since  Professor, Babson College                     35
c/o R. Jay                         2001   (since 1992).
Gerken SSB 399 Park
Avenue
New York, NY 10022
Age 62

Susan B. Kerley         Trustee    Since  Consultant, Strategic                         35
c/o R. Jay                         2001   Management Advisors, LLC
Gerken SSB 399 Park                       Global Research Associates, Inc.
Avenue New York, NY                       (Investment Consulting)
10022                                     (since 1990).
Age 51

Alan G. Merten          Trustee    Since  President, George Mason                       30
c/o R. Jay                         1990   University (since 1996).
Gerken SSB 399 Park
Avenue
New York, NY 10022
Age 60

C. Oscar Morong, Jr.    Trustee    Since  Managing Director, Morong                     35
c/o R. Jay                         2001   Capital Management
Gerken SSB 399 Park                       (since 1993).
Avenue New York, NY
10022
Age 67



R. Richardson Pettit    Trustee    Since  Professor of Finance,                         30
c/o R. Jay                         1990   University of Houston
Gerken SSB 399 Park                       (since 1977);
Avenue                                    Independent Consultant
New York, NY 10022                        (since 1984).
Age 60

Walter E. Robb, III     Trustee    Since  President, Benchmark Consulting               35
c/o R. Jay                         2001   Group, Inc. (Service Company) (since
Gerken SSB 399 Park                       1991); Sole Proprietor, Robb
Avenue                                    Associates (Consulting) (since 1978);
New York, NY 10022                        Co-Owner, Kedron Design (Gifts)
Age 75                                    (since 1978); former President and
                                          Treasurer, Benchmark Advisors, Inc.
                                          (Financial) (from 1989 to 2000).





                             Other Board Memberships
                             Held by Trustee During
Name, Address and Age            Past Five Years
------------------------------------------------------------

Stephen R. Gross      Director, United Telesis, Inc.
c/o R. Jay            (Telecommunications) (since 1997);
Gerken SSB            Director, eBank.com, Inc. (since
399 Park Avenue       1997); Director, Andersen Calhoun,
New York, NY 10022    Inc. (Assisted Living) (since 1987);
Age 54                former Director, Charter Bank, Inc,
                      Inc. (from 1987 to 1997); former
                      Director, Yu Save, Inc. (Internet
                      Company) (from 1998 to 2000);
                      former Director, Hotpalm, Inc.
                      (Wireless Applications) (from 1998 to
                      2000); former Director, Ikon
                      Ventures, Inc. (from 1997 to 1998).

Diana R. Harrington   Former Trustee, The Highland
c/o R. Jay            Family of Funds (Investment
Gerken SSB 399 Park   Company) (from March 1997
Avenue                to March 1998) (since 1990).
New York, NY 10022
Age 62

Susan B. Kerley       Director, Eclipse Funds
c/o R. Jay            (currently supervises 17
Gerken SSB 399 Park   investment companies in
Avenue New York, NY   fund complex).
10022
Age 51

Alan G. Merten        Director, Comshare, Inc.
c/o R. Jay            (Information Technology)
Gerken SSB 399 Park   (since 1985); former Director,
Avenue                Indus (Information Technology)
New York, NY 10022    (from 1995 to 1999).
Age 60

C. Oscar Morong, Jr.  Former Director, Indonesia
c/o R. Jay            Fund (Closed End Fund)
Gerken SSB 399 Park   (from 1990 to 1999);
Avenue New York, NY   Trustee, Morgan Stanley
10022                 Institutional Fund
Age 67                (currently supervises 75
                      investment companies)
                      (since 1993).

R. Richardson Pettit  None
c/o R. Jay
Gerken SSB 399 Park
Avenue
New York, NY 10022
Age 60

Walter E. Robb, III   Director, John Boyle & Co., Inc.
c/o R. Jay            (Textiles) (since 1999); Director,
Gerken SSB 399 Park   Harbor Sweets, Inc. (Candy) (since
Avenue                1990); Director, W.A. Wilde Co.
New York, NY 10022    (Direct Media) (since 1982); Director,
Age 75                Alpha Grainger Manufacturing Inc.
                      (Electronics) (since 1983); former
                      Trustee, MFS Family of Funds
                      (Investment Company) (from 1985 to
                      2001); Harvard Club of Boston (Audit
                      Committee) (since 2001).


 27 Smith Barney International Aggressive Growth Fund | 2002 Annual Report to
                                 Shareholders

                                                                                        Number of
                                                                                    Portfolios in Fund
                        Position(s)   Length               Principal                     Complex       Other Board Memberships
                         Held with    of Time         Occupation(s) During             Overseen by     Held by Trustee During
Name, Address and Age      Fund       Served            Past Five Years                  Trustee           Past Five Years
------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE:

 R. Jay Gerken* SSB   Chairman,        Since  President since 2002; Managing         Chairman of the             N/A
 399 Park Avenue      President and    2002   Director, SSB (since 1996).           Board, Trustee or
 New York, NY 10022   Chief                                                          Director of 226
 Age 51               Executive
                      Officer

 OFFICERS:

 Lewis E. Daidone     Senior Vice      Since  Managing Director, SSB (since 1990);         N/A                   N/A
 SSB                  President        2000   Chief Financial Officer, Smith Barney
 125 Broad            and Chief               Mutual Funds; Director and Senior
 Street, 11th Floor   Administrative          Vice President, SBFM and Travelers
 New York, NY 10004   Officer                 Investment Adviser ("TIA").
 Age 45

 Richard L. Peteka    Chief Financial  Since  Director and Head of Internal Control        N/A                   N/A
 SSB                  Officer and      2002   for Citigroup Asset Management U.S.
 125 Broad            Treasurer               Mutual Fund Administration from
 Street, 11th Floor                           1999-2002; Vice President, Head of
 New York, NY 10004                           Mutual Fund Administration and
 Age 41                                       Treasurer at Oppenheimer Capital
                                              from 1996-1999

 Jeffrey J. Russell,  Vice President   Since  Managing Director of SSB and                 N/A                   N/A
 CFA                  and Investment   1997   Investment Officer of SBFM
 SSB                  Officer
 399 Park Avenue
 New York, NY 10022
 Age 49

 Kaprel Ozsolak       Controller       Since  Vice President of SSB                        N/A                   N/A
 SSB                                   2002
 125 Broad
 Street, 11th Floor
 New York, NY 10004
 Age 37

 Robert I. Frenkel    Secretary        Since  Managing Director and                        N/A                   N/A
 SSB                                   2000   General Counsel, Global
 300 First Stamford                           Mutual Funds for Citigroup
 Place                                        Asset Management (since 1994)
 Stamford, CT 06902
 Age 48

--------
* Mr. Gerken is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of Smith Barney Fund Management LLC ("SBFM") or its affiliates.


 28 Smith Barney International Aggressive Growth Fund | 2002 Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                     INTERNATIONAL AGGRESSIVE GROWTH FUND



         TRUSTEES                     INVESTMENT MANAGER
         Elliott J. Berv              Smith Barney Fund Management LLC
         Donald M. Carlton
         A. Benton Cocanougher        DISTRIBUTORS
         Mark T. Finn                 Salomon Smith Barney Inc.
         R. Jay Gerken, Chairman      PFS Distributors, Inc.
         Stephen R. Gross
         Diana R. Harrington          CUSTODIAN
         Susan B. Kerley              State Street Bank and
         Alan G. Merten                 Trust Company
         C. Oscar Morong, Jr.
         R. Richardson Pettit         TRANSFER AGENT
         Walter E. Robb, III          Citicorp Trust Bank, fsb.
                                      125 Broad Street, 11th Floor
         OFFICERS                     New York, New York 10004
         R. Jay Gerken
         President and                SUB-TRANSFER AGENTS
         Chief Executive Officer      PFPC Global Fund Services
                                      P.O. Box 9699
         Lewis E. Daidone             Providence, Rhode Island
         Senior Vice President and    02940-9699
         Chief Administrative Officer
                                      Primerica Shareholder Services
         Richard L. Peteka            P.O. Box 9662
         Chief Financial Officer      Providence, Rhode Island
         and Treasurer                02940-9662

         Jeffrey J. Russell, CFA
         Vice President and
         Investment Officer

         Kaprel Ozsolak
         Controller

         Robert I. Frenkel
         Secretary

   Smith Barney International Aggressive Growth Fund





 This report is submitted for the general information of shareholders of Smith Barney Investment Series --Smith Barney International Aggressive Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after January 31, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY INTERNATIONAL
 AGGRESSIVE GROWTH FUND
 Smith Barney Mutual Funds
 3120 Breckinridge Boulevard
 Duluth, Georgia 30099-0001

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds




 SalomonSmithBarney
 A member of citigroup [LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD03103 12/02                                                           02-4135

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                              LARGE CAP CORE FUND
--------------------------------------------------------------------------------

           STYLE PURE SERIES  |  ANNUAL REPORT  |  OCTOBER 31, 2002



                              [LOGO] Smith Barney
                                     Mutual Funds
                Your Serious Money. Professionally Managed./sm/

       -----------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
       -----------------------------------------------------------------

[PHOTO]


LARRY WEISSMAN
Portfolio Manager


   [GRAPHIC]

         Style Pure Series

 Annual Report . October 31, 2002

 SMITH BARNEY LARGE CAP CORE FUND

      LARRY WEISSMAN, CFA

      Larry Weissman, CFA, has more than 17 years of securities business experience.

      Education: BS in Economics from Cornell University, MBA in Finance from Columbia University.

      FUND OBJECTIVE

      The Fund seeks capital appreciation. It aims to achieve this objective by investing at least 80% of its net assets in the equity securities of U.S. large cap issuers and related investments.

      FUND FACTS

      FUND INCEPTION
      ---------------------------------------------
      April 14, 1987

      MANAGER'S INVESTMENT INDUSTRY EXPERIENCE
      ---------------------------------------------
      17 Years

                                           CLASS 1 CLASS A CLASS B CLASS L
--------------------------------------------------------------------------
NASDAQ                                      CSGWX   GROAX   GROBX   SCPLX
--------------------------------------------------------------------------
INCEPTION                                  4/14/87 8/18/96 8/18/96 9/19/00
--------------------------------------------------------------------------

Average Annual Total Returns as of October 31, 2002*


                                             Without Sales Charges/(1)/
                                         Class 1  Class A  Class B  Class L
----------------------------------------------------------------------------
One-Year                                 (19.20)% (19.94)% (20.59)% (20.05)%
----------------------------------------------------------------------------
Five-Year                                  0.98     0.50    (0.25)     N/A
----------------------------------------------------------------------------
Ten-Year                                   8.74      N/A      N/A      N/A
----------------------------------------------------------------------------
Since Inception+                           8.97     5.74     4.94   (23.88)
----------------------------------------------------------------------------

                                               With Sales Charges/(2)/
                                         Class 1  Class A  Class B  Class L
----------------------------------------------------------------------------
One-Year                                 (26.07)% (23.96)% (24.56)% (21.66)%
----------------------------------------------------------------------------
Five-Year                                 (0.80)   (0.53)   (0.38)     N/A
----------------------------------------------------------------------------
Ten-Year                                   7.77      N/A      N/A      N/A
----------------------------------------------------------------------------
Since Inception+                           8.35     4.86     4.94   (24.25)
----------------------------------------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1, A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1, A and L shares reflect the deduction of the maximum initial sales charges of 8.50%, 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Inception date for Class 1 shares is April 14, 1987. Inception date for Class
  A and B shares is August 18, 1996. Inception date for Class L shares is September 19, 2000.




What's Inside
Your Investment in the Smith Barney Large Cap Core Fund  1
Letter to Our Shareholders.............................  2
Fund at a Glance.......................................  5
Historical Performance.................................  6
Value of $10,000.......................................  8
Schedule of Investments................................  9
Statement of Assets and Liabilities.................... 13
Statement of Operations................................ 14
Statements of Changes in Net Assets.................... 15
Notes to Financial Statements.......................... 16
Financial Highlights................................... 22
Independent Auditors' Report........................... 25
Additional Information................................. 26
Tax Information........................................ 28

[LOGO] Smith Barney
         Mutual Funds
  Your Serious Money. Professionally Managed./SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

            YOUR INVESTMENT IN THE SMITH BARNEY LARGE CAP CORE FUND


Portfolio manager Larry Weissman puts his 17 years of securities business experience to good use in seeking capital appreciation by investing in companies with both growth and value characteristics in the large cap stock universe.


[GRAPHIC]
Looking to Capture Growth at a Reasonable Price
Larry generally uses a "bottom-up" strategy to manage the Fund, focusing more on individual security selection, with less emphasis on industry and sector allocation. Larry uses exhaustive fundamental research to identify stocks that he thinks have strong growth potential. He then uses quantitative analysis to determine whether these stocks are relatively undervalued or overvalued compared to stocks with similar fundamental characteristics.
[GRAPHIC]
The Smith Barney Solution to Funds that Stray -- The Style Pure Series
The Style Pure Series is a selection of Smith Barney Mutual Funds that are the basic building blocks of asset allocation. Each Fund typically invests a substantial portion of its assets within its respective asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.
[GRAPHIC]
Core Companies with Growth Potential
We employ a core strategy which is to say we look to invest in leading companies across the spectrum of industries and sectors, both in sectors traditionally thought of as value sectors (sectors that generally have lower price to earnings ratios and other statistics indicating that a security is undervalued) as well as growth sectors (those companies that generally have high historic growth rates and high relative growth compared with companies in the same industry or sector). We believe a "core" investment approach may be a prudent way to achieve your investment goals.


    1 Smith Barney Large Cap Core Fund | 2002 Annual Report to Shareholders

Dear Shareholder,

Enclosed herein is the annual report for the Smith Barney Large Cap Core Fund ("Fund") for the fiscal year ended October 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report useful and informative.

Special Notice to Shareholders
We are pleased to report that during the past year R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman of the Board, President and Chief Executive Officer of the Fund replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney's new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the States of Illinois and Colorado.

Performance Review
For the year ended October 31, 2002, the Fund's Class A shares, without sales charges, returned negative 19.94%. In comparison, the S&P 500 Index/1/ returned negative 15.10% for the same period.

As we reported to you last period, we believe the Fund's underperformance versus the S&P 500 Index continues to be due primarily to our growth orientation and to our investing in companies with a higher average market capitalization than that of the S&P 500 Index. However, over the past six months ended October 31, 2002, the Fund has outperformed the S&P 500 Index as fundamentals for growth stocks have improved and the sector seems to have regained some of its market leadership. Our investment philosophy continues to focus on strong growth stocks, which we believe will reflect their favorable fundamentals over time by outperforming the market. During the period, we maintained a stock selection strategy of buying companies that we believe exhibit strong fundamentals, including predictable and consistent growth, strong balance sheets, low debt-to-equity ratios and shareholder-oriented management teams.

Portfolio Manager Market Overview and Outlook
We continue to believe that the fundamental backdrop for the market is improving. Our recent observations suggest that earnings estimates have been brought down to achievable levels and the economy has begun to slowly pick up momentum. The third quarter was the first quarter in quite a while for which many companies reported earnings exceeding expectations. In addition, the number of companies revising earnings lower was significantly lower than we have seen in prior periods. During October, orders for durable goods rose nearly twice as much as was expected and unemployment claims were the lowest in almost two years. We believe corporate earnings and earnings momentum are improving. According to The Leuthold Group, the strongest year over year earnings momentum has been in the financial, consumer discretionary and technology sectors. The only sectors with negative year over year comparisons have been in energy and telecommunications.

But the investment world remains skittish and skeptical. We expect to see continued volatility and a very different kind of market leadership from what we've seen over the past few years. With concerns about economic and competitive pressures, accounting issues and corporate responsibility, and the possibility of war, we anticipate the markets will return to a more


--------
1The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.


    2 Smith Barney Large Cap Core Fund | 2002 Annual Report to Shareholders basic focus on the fundamentals of cash flows and balance sheets. Our strategy has been to focus on companies with strong franchise positions that have the potential to grow in what we expect to be a relatively modest recovery. We believe companies with strong balance sheets and consistent cash flows should be in a position to drive shareholder value through investment, acquisitions, share buybacks or even dividends.

By focusing on what we perceive to be the higher quality end of the large cap sector, we feel investors can participate in the potential growth and revaluation of the companies that have a chance to benefit from an economic recovery. With interest rates at extraordinarily low levels and potential growth deeply discounted due to investors' near-term concerns, we believe sound growth companies that are competitively well-positioned and conservatively financed offer a compelling investment opportunity.

We believe employing a core strategy with a bias towards growth allows us to take advantage of the attractive relative price of long-term growth in this type of market. We have positioned the Fund to attempt to benefit from an anticipated change in investor perception; our bias has become more positive and we have begun to slowly and measurably increase the Fund's exposure to growth.

Portfolio Manager Fund Overview and Outlook
The Fund invests in the shares of companies that we believe are well-positioned for growth and trading at reasonable valuations. We employ a ''core'' strategy, which is based on investing in companies, that we believe have more consistent and stable growth. We believe these companies can be found in a variety of sectors, including sectors that might not be traditionally associated with growth investing. The Fund continues to be diversified across sectors as well as individual companies. Its 10 largest positions comprised only 31% of the portfolio at the end of the reporting period. While under normal market conditions the Fund invests at least 80% of its net assets in equity securities of large cap issuers, the Fund invests in a complement of medium-sized companies that we believe are well-positioned for future growth. Although the Fund remains substantially invested, we feel that we have reacted quickly to the changing market environment.

Currently, the Fund's largest sector concentrations are in finance, technology and healthcare. Through the end of September 2002, we reduced the Fund's weightings in technology in favor of the healthcare sector and increased its exposure to financials based on fundamental trends and valuation. In early October 2002, we began to take some profits in the healthcare sector, which dramatically outperformed the S&P 500 Index off the July 2002 market lows, while increasing the Fund's exposure to technology. We also took some profits in the financials and consumer non-durables industries.

While the Fund's largest holdings are in a variety of different industries, we believe that they possess inherent competitive advantages that we expect will result in more stable and consistent growth. For example, American International Group Inc., Wells Fargo & Co., and Bank of America Corp. are financial leaders. Pfizer Inc., Johnson & Johnson and Wyeth are leaders in new drug development. Wal-Mart Stores Inc. is the world's largest retailer operating over 4,000 domestic stores. Microsoft Corp. is the world's largest independent software company and Dell Computer Corp. is a leading direct marketer of personal computers, notebook computers and servers. Also included in our holdings are several medium-sized companies, such as Ambac Financial Group, Inc., TJX Cos., Inc. and IndyMac Bancorp, Inc., all of which we feel are well-positioned for future growth.

We have built a portfolio that follows a growth-oriented strategy by owning some of the classic blue-chip companies as well as companies that we believe have the potential to become the blue-chips of tomorrow. We believe this strategy will provide attractive risk-adjusted returns over the long-term.



    3 Smith Barney Large Cap Core Fund | 2002 Annual Report to Shareholders

Thank you for your investment in the Smith Barney Large Cap Core Fund. We recognize that you have many investment choices and we appreciate your trust and support.


Sincerely,

/s/ R Jay Gerken                         /s/ Lawrence Weissman

R. Jay Gerken                            Lawrence B. Weissman, CFA
Chairman                                 Vice President and
                                         Investment Officer

December 2, 2002

The information provided in this letter by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 9 through 12 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance and the portfolio manager's views are as of October 31, 2002 and are subject to change.


    4 Smith Barney Large Cap Core Fund | 2002 Annual Report to Shareholders

           SMITH BARNEY LARGE CAP CORE FUND at a Glance (unaudited)


 TOP TEN HOLDINGS*+

 1. Microsoft Corp.................................................... 4.6%
 2. American International Group Inc.................................. 3.7
 3. Exxon Mobil Corp.................................................. 3.3
 4. Pfizer Inc........................................................ 3.1
 5. Ambac Financial Group, Inc........................................ 3.0
 6. Wal-Mart Stores Inc............................................... 2.9
 7. Verizon Communications Inc........................................ 2.8
 8. General Electric Co............................................... 2.6
 9. Wells Fargo & Co.................................................. 2.6
10. Johnson & Johnson................................................. 2.5

                           INDUSTRY DIVERSIFICATION*+

[CHART]

Consumer Non-Durables      9.5%
Consumer Services          4.4%
Energy                     5.7%
Finance                   22.0%
Healthcare                14.9%
Process Industries         1.6%
Producer Manufacturing     5.7%
Retail                     7.4%
Technology                16.1%
Telecommunication          4.4%
Other                      8.3%

                            INVESTMENT BREAKDOWN*++

            [CHART]

U.S. Government Obligation      0.5%
Repurchase Agreement            1.4%
Common Stock                   98.1%

* All information is as of October 31, 2002. Please note that Fund holdings are subject to change.
+  As a percentage of total common stock.
++ As a percentage of total investments.


    5 Smith Barney Large Cap Core Fund | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS 1 SHARES



                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return       Total
Year Ended              of Year  of Year Dividends Distributions of Capital  Returns/(1)+/
------------------------------------------------------------------------------------------
10/31/02                $17.55   $14.10    $0.09      $ 0.01       $0.01       (19.20)%
------------------------------------------------------------------------------------------
10/31/01                 26.52    17.55     0.06        2.32        0.00       (26.67)
------------------------------------------------------------------------------------------
10/31/00                 24.36    26.52     0.07        1.58        0.00        16.12
------------------------------------------------------------------------------------------
10/31/99                 19.59    24.36     0.11        1.82        0.00        35.60
------------------------------------------------------------------------------------------
10/31/98                 20.94    19.59     0.17        3.41        0.00        12.54
------------------------------------------------------------------------------------------
10/31/97                 17.98    20.94     0.18        1.36        0.00        26.93
------------------------------------------------------------------------------------------
10/31/96                 17.46    17.98     0.18        2.40        0.00        19.94
------------------------------------------------------------------------------------------
10/31/95                 15.31    17.46     0.16        1.03        0.00        24.01
------------------------------------------------------------------------------------------
10/31/94                 16.26    15.31     0.11        1.18        0.00         2.04
------------------------------------------------------------------------------------------
10/31/93                 16.02    16.26     0.12        1.77        0.00        14.27
------------------------------------------------------------------------------------------
Total                                      $1.25      $16.88       $0.01
------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS A SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return       Total
Year Ended              of Year  of Year Dividends Distributions of Capital  Returns/(1)+/
------------------------------------------------------------------------------------------
10/31/02                $17.41   $13.93    $0.00      $ 0.01       $0.00       (19.94)%
------------------------------------------------------------------------------------------
10/31/01                 26.41    17.41     0.00        2.32        0.00       (27.12)
------------------------------------------------------------------------------------------
10/31/00                 24.29    26.41     0.01        1.58        0.00        15.69
------------------------------------------------------------------------------------------
10/31/99                 19.54    24.29     0.05        1.82        0.00        35.24
------------------------------------------------------------------------------------------
10/31/98                 20.89    19.54     0.12        3.41        0.00        12.27
------------------------------------------------------------------------------------------
10/31/97                 17.96    20.89     0.16        1.36        0.00        26.65
------------------------------------------------------------------------------------------
Inception* -- 10/31/96   16.63    17.96     0.00        0.00        0.00         8.00++
------------------------------------------------------------------------------------------
Total                                      $0.34      $10.50       $0.00
------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return       Total
Year Ended              of Year  of Year Dividends Distributions of Capital  Returns/(1)+/
------------------------------------------------------------------------------------------
10/31/02                $16.86   $13.38    $0.00      $ 0.01       $0.00       (20.59)%
------------------------------------------------------------------------------------------
10/31/01                 25.81    16.86     0.00        2.32        0.00       (27.59)
------------------------------------------------------------------------------------------
10/31/00                 23.95    25.81     0.00        1.58        0.00        14.76
------------------------------------------------------------------------------------------
10/31/99                 19.37    23.95     0.00        1.82        0.00        34.31
------------------------------------------------------------------------------------------
10/31/98                 20.75    19.37     0.00        3.41        0.00        11.43
------------------------------------------------------------------------------------------
10/31/97                 17.93    20.75     0.11        1.36        0.00        25.66
------------------------------------------------------------------------------------------
Inception* -- 10/31/96   16.63    17.93     0.00        0.00        0.00         7.82++
------------------------------------------------------------------------------------------
Total                                      $0.11      $10.50       $0.00
------------------------------------------------------------------------------------------


    6 Smith Barney Large Cap Core Fund | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES


                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return       Total
Year Ended              of Year  of Year Dividends Distributions of Capital  Returns/(1)+/
------------------------------------------------------------------------------------------
10/31/02                $17.36   $13.87    $0.00       $0.01       $0.00       (20.05)%
------------------------------------------------------------------------------------------
10/31/01                 26.41    17.36     0.00        2.32        0.00       (27.32)
------------------------------------------------------------------------------------------
Inception* -- 10/31/00   27.33    26.41     0.00        0.00        0.00        (3.37)++
------------------------------------------------------------------------------------------
Total                                      $0.00       $2.33       $0.00
------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

                                                Without Sales Charges/(1)/
                                            -----------------------------------
                                            Class 1  Class A  Class B  Class L
-------------------------------------------------------------------------------
Year Ended 10/31/02                         (19.20)% (19.94)% (20.59)% (20.05)%
-------------------------------------------------------------------------------
Five Years Ended 10/31/02                     0.98     0.50    (0.25)     N/A
-------------------------------------------------------------------------------
Ten Years Ended 10/31/02                      8.74      N/A      N/A      N/A
-------------------------------------------------------------------------------
Inception* through 10/31/02                   8.97     5.74     4.94   (23.88)
-------------------------------------------------------------------------------
                                                  With Sales Charges/(2)/
                                            -----------------------------------
                                            Class 1  Class A  Class B  Class L
-------------------------------------------------------------------------------
Year Ended 10/31/02                         (26.07)% (23.96)% (24.56)% (21.66)%
-------------------------------------------------------------------------------
Five Years Ended 10/31/02                    (0.80)   (0.53)   (0.38)     N/A
-------------------------------------------------------------------------------
Ten Years Ended 10/31/02                      7.77      N/A      N/A      N/A
-------------------------------------------------------------------------------
Inception* through 10/31/02                   8.35     4.86     4.94   (24.25)
-------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+

                                                   Without Sales Charges/(1)/
-----------------------------------------------------------------------------
Class 1 (10/31/92 through 10/31/02)                         131.11%
-----------------------------------------------------------------------------
Class A (Inception* through 10/31/02)                        41.34
-----------------------------------------------------------------------------
Class B (Inception* through 10/31/02)                        34.90
-----------------------------------------------------------------------------
Class L (Inception* through 10/31/02)                       (43.85)
-----------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1, A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1, A and L shares reflect the deduction of the maximum initial sales charges of 8.50%, 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception date for Class 1 shares is April 14, 1987. Inception date for Class A and B shares is August 18, 1996. Inception date for Class L shares is September 19, 2000.

   7 Smith Barney Large Cap Core Fund  | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


Value of $10,000 Invested in Class 1 Shares of the
Smith Barney Large Cap Core Fund vs. S&P 500 Index+
--------------------------------------------------------------------------------
                         October 1992 -- October 2002

                                    [CHART]

                    Smith Barney Large                    S&P
               Cap Core Fund-Class 1 Shares           500 Index
               ----------------------------           ---------
10/1992                $9,149                          $10,000
10/1993                10,447                           11,490
10/1994                10,667                           11,934
10/1995                13,228                           15,086
10/1996                15,865                           18,721
10/1997                20,138                           24,730
10/1998                22,663                           30,173
10/1999                30,731                           37,916
10/2000                35,685                           40,219
10/2001                26,169                           30,209
10/2002                21,143                           25,649


+Hypothetical illustration of $10,000 invested in Class 1 shares on October 31, 1992, assuming deduction of the maximum initial 8.50% sales charge at the time of investment for Class 1 shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2002. The S&P 500 Index is an index of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class 1 shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    8 Smith Barney Large Cap Core Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS                                        OCTOBER 31, 2002



 SHARES                    SECURITY                       VALUE
---------------------------------------------------------------------
COMMON STOCK -- 98.1%
Aerospace/Defense -- 1.3%
  315,450 Lockheed Martin Corp.                      $     18,264,555
  352,750 United Technologies Corp.                        21,754,093
---------------------------------------------------------------------
                                                           40,018,648
---------------------------------------------------------------------
Commercial Services -- 0.4%
  399,450 Paycheck, Inc.                                   11,512,149
---------------------------------------------------------------------
Consumer Durables -- 1.3%
  412,060 Electronic Arts Inc.*                            26,833,347
  249,750 Harley-Davidson, Inc.                            13,061,925
---------------------------------------------------------------------
                                                           39,895,272
---------------------------------------------------------------------
Consumer Non-Durables -- 9.3%
  889,400 The Coca-Cola Co.                                41,339,312
  311,950 The Estee Lauder Cos. Inc., Class A Shares        9,083,984
  601,800 The Gillette Co.                                 17,981,784
  780,900 Kimberly-Clark Corp.                             40,216,350
1,361,325 Kraft Foods Inc.                                 53,772,338
  986,750 PepsiCo, Inc.                                    43,515,675
  474,000 The Procter & Gamble Co.                         41,925,300
  328,950 Sara Lee Corp.                                    7,509,929
  324,050 Unilever N.V., NY Shares                         20,742,441
---------------------------------------------------------------------
                                                          276,087,113
---------------------------------------------------------------------
Consumer Services -- 4.4%
1,141,150 AOL Time Warner, Inc.*                           16,831,962
1,018,185 Cox Communications, Inc.                         27,898,269
  100,150 Gannett Co., Inc.                                 7,604,389
  160,700 Tribune Corp.                                     7,721,635
  242,450 Univision Communications Inc.*                    6,281,880
1,098,776 Viacom Inc., Class B Shares*                     49,016,397
  831,850 The Walt Disney Co.                              13,891,895
---------------------------------------------------------------------
                                                          129,246,427
---------------------------------------------------------------------
Energy -- 5.6%
  421,200 BP PLC, Sponsored ADR                            16,195,140
  613,395 Encana Corp.                                     17,849,794
2,855,110 Exxon Mobil Corp.                                96,103,003
  510,300 Total Fina Elf SA, Sponsored ADR                 34,710,606
---------------------------------------------------------------------
                                                          164,858,543
---------------------------------------------------------------------
Finance -- 21.6%
1,392,700 Ambac Financial Group, Inc.                      86,068,860
1,739,525 American International Group Inc.               108,807,289
  854,700 Bank of America Corp.                            59,658,060
  265,200 The Bank of New York Co., Inc.                    6,895,200
      262 Berkshire Hathaway Inc., Class A Shares*         19,437,780
1,126,350 Capital One Financial Corp.                      34,319,884
  579,300 Fannie Mae                                       38,731,998
  719,300 Freddie Mac                                      44,294,494

                      See Notes to Financial Statements.


    9 Smith Barney Large Cap Core Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                            OCTOBER 31, 2002



 SHARES                        SECURITY                            VALUE
---------------------------------------------------------------------------------
Finance -- 21.6% (continued)
1,097,140 IndyMac Bancorp, Inc.*                              $     20,450,690
  726,550 J.P. Morgan Chase & Co.                                   15,075,912
  712,400 Lehman Brothers Holdings Inc.                             37,949,548
  953,550 Morgan Stanley                                            37,112,166
  763,050 The St. Paul Cos.                                         25,028,040
  504,000 SunTrust Banks, Inc.                                      30,663,360
1,476,300 Wells Fargo & Co.                                         74,508,861
------------------------------------------------------------------------------
                                                                   639,002,142
------------------------------------------------------------------------------
Healthcare -- 14.6%
  931,755 Alcon, Inc.*                                              38,220,590
  612,640 Amgen Inc.*                                               28,524,518
  326,250 Eli Lilly & Co.                                           18,106,875
  742,350 HCA Inc.                                                  32,284,801
1,254,050 Johnson & Johnson                                         73,675,438
  443,300 Medtronic, Inc.                                           19,859,840
  266,950 Merck & Co. Inc.                                          14,479,368
2,803,000 Pfizer Inc.                                               89,051,310
  918,750 Pharmacia Corp.                                           39,506,250
  349,850 Schering-Plough Corp.                                      7,469,298
  255,450 Teva Pharmaceutical Industries Ltd., Sponsored ADR        19,779,494
  175,384 WellPoint Health Networks Inc.*                           13,190,631
1,138,050 Wyeth                                                     38,124,675
------------------------------------------------------------------------------
                                                                   432,273,088
------------------------------------------------------------------------------
Industrial Services -- 1.3%
  498,150 Noble Corp.*                                              16,100,208
  554,610 Weatherford International, Inc.*                          22,206,584
------------------------------------------------------------------------------
                                                                    38,306,792
------------------------------------------------------------------------------
Miscellaneous -- 0.5%
  147,350 iShares Nasdaq Biotechnology Index*                        7,529,585
  314,250 Nasdaq-100 Index Tracking Stock*                           7,714,838
------------------------------------------------------------------------------
                                                                    15,244,423
------------------------------------------------------------------------------
Non-Energy Minerals -- 1.4%
  516,650 Alcan Inc.                                                14,543,697
1,177,200 Alcoa Inc.                                                25,969,032
------------------------------------------------------------------------------
                                                                    40,512,729
------------------------------------------------------------------------------
Process Industries -- 1.6%
  330,900 E.I. du Pont de Nemours & Co.                             13,649,625
  604,755 Praxair, Inc.                                             32,959,148
------------------------------------------------------------------------------
                                                                    46,608,773
------------------------------------------------------------------------------
Producer Manufacturing -- 5.6%
  190,000 3M Co.                                                    24,118,600
  131,300 Danaher Corp.                                              7,595,705
3,016,770 General Electric Co.                                      76,173,442
  929,850 Honeywell International Inc.                              22,260,609

                      See Notes to Financial Statements.


   10 Smith Barney Large Cap Core Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                            OCTOBER 31, 2002


 SHARES                               SECURITY                                   VALUE
-----------------------------------------------------------------------------------------------
Producer Manufacturing -- 5.6% (continued)
  506,400 SPX Corp.*                                                        $     21,273,864
1,038,050 Tyco International Ltd.                                                 15,010,203
-------------------------------------------------------------------------------------------
                                                                                 166,432,423
-------------------------------------------------------------------------------------------
Retail -- 7.3%
  700,750 Costco Wholesale Corp.*                                                 23,776,447
  568,174 The Home Depot, Inc.                                                    16,408,865
  654,600 Lowe's Cos., Inc.                                                       27,316,458
  298,450 Safeway Inc.*                                                            6,894,195
  419,650 Target Corp.                                                            12,639,858
2,175,550 TJX Cos., Inc.                                                          44,642,286
1,574,750 Wal-Mart Stores Inc.                                                    84,327,863
-------------------------------------------------------------------------------------------
                                                                                 216,005,972
-------------------------------------------------------------------------------------------
Technology -- 15.8%
  982,500 BEA Systems, Inc.*                                                       7,947,442
2,503,800 Cisco Systems, Inc.*                                                    27,992,484
1,399,200 Dell Computer Corp.*                                                    40,031,112
  869,850 EMC Corp.*                                                               4,444,933
  846,350 Hewlett-Packard Co.                                                     13,372,330
2,496,282 Intel Corp.                                                             43,185,679
  313,900 International Business Machines Corp.                                   24,779,266
  334,550 Intuit Inc.*                                                            17,369,836
  285,200 Lexmark International, Inc.*                                            16,946,584
1,688,800 Lucent Technologies Inc.*                                                2,077,224
  641,004 Maxim Integrated Products, Inc.*                                        20,409,567
2,523,170 Microsoft Corp.*                                                       134,913,900
1,282,500 Motorola, Inc.                                                          11,760,525
1,148,850 Nokia Oyj, Sponsored ADR                                                19,093,887
3,015,925 Oracle Corp.*                                                           30,732,276
  759,650 SAP AG, Sponsored ADR                                                   14,539,701
4,089,650 Sun Microsystems, Inc.*                                                 12,109,454
  761,400 Texas Instruments Inc.                                                  12,075,804
  904,848 VERITAS Software Corp.*                                                 13,798,932
-------------------------------------------------------------------------------------------
                                                                                 467,580,936
-------------------------------------------------------------------------------------------
Telecommunication -- 4.3%
2,768,905 AT&T Corp.                                                              36,106,520
1,612,934 AT&T Wireless Services Inc.*                                            11,080,857
2,137,210 Verizon Communications Inc.                                             80,701,050
-------------------------------------------------------------------------------------------
                                                                                 127,888,427
-------------------------------------------------------------------------------------------
Transportation -- 0.8%
  407,200 United Parcel Service, Inc., Class B Shares                             24,436,072
-------------------------------------------------------------------------------------------
Utilities -- 1.0%
  183,900 Exelon Corp.                                                             9,268,560
  819,600 Mirant Corp.*                                                            1,753,944
  598,050 Southern Co.                                                            17,762,085
-------------------------------------------------------------------------------------------
                                                                                  28,784,589
-------------------------------------------------------------------------------------------
          TOTAL COMMON STOCK (Cost -- $2,756,636,696)                          2,904,694,518
-------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


   11 Smith Barney Large Cap Core Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                            OCTOBER 31, 2002

   FACE
  AMOUNT                                           SECURITY                                            VALUE
-----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATION -- 0.5%
$10,324,000 U.S. Treasury Bonds, 8.750% due 5/15/17
            (Cost -- $11,943,729)                                                                  $   14,701,221
-----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.4%
 42,700,000 Merrill Lynch & Co., Inc., 1.850% due 11/1/02; Proceeds at maturity -- $42,702,194;
              (Fully collateralized by Federal Home Loan Mortgage Corp. Discount Notes and
              Federal National Mortgage Association Discount Notes, 0.000% due 1/29/03 to 4/30/03;
              Market value -- $43,554,011) (Cost -- $42,700,000)                                       42,700,000
-----------------------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $2,811,280,425**)                                                             $2,962,095,739
-----------------------------------------------------------------------------------------------------------------

 *Non-income producing security.
**Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


   12 Smith Barney Large Cap Core Fund  | 2002 Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES                            OCTOBER 31, 2002


 ASSETS:
    Investments, at value (Cost -- $2,811,280,425)              $2,962,095,739
    Cash                                                                   967
    Receivable for securities sold                                  37,192,216
    Dividends and interest receivable                                2,474,871
    Receivable for Fund shares sold                                    332,699
 ---------------------------------------------------------------------------
    Total Assets                                                 3,002,096,492
 ---------------------------------------------------------------------------
 LIABILITIES:
    Payable for securities purchased                                45,070,826
    Payable for Fund shares purchased                                2,652,333
    Management fee payable                                           1,524,815
    Trustees' retirement plan                                          331,079
    Service plan fees payable                                          146,806
    Accrued expenses                                                 2,027,170
 ---------------------------------------------------------------------------
    Total Liabilities                                               51,753,029
 ---------------------------------------------------------------------------
 Total Net Assets                                               $2,950,343,463
 ---------------------------------------------------------------------------
 NET ASSETS:
    Par value of shares of beneficial interest                  $        2,106
    Capital paid in excess of par value                          3,080,714,292
    Overdistributed net investment income                              (93,319)
    Accumulated net realized loss from security transactions
      and futures contracts                                       (281,094,930)
    Net unrealized appreciation of investments                     150,815,314
 ---------------------------------------------------------------------------
 Total Net Assets                                               $2,950,343,463
 ---------------------------------------------------------------------------
 Shares Outstanding:
    Class 1                                                        163,323,627
    --------------------------------------------------------    --------------
    Class A                                                         25,286,689
    --------------------------------------------------------    --------------
    Class B                                                         21,685,507
    --------------------------------------------------------    --------------
    Class L                                                            335,929
    --------------------------------------------------------    --------------
 Net Asset Value:
    Class 1 (and redemption price)                                      $14.10
    --------------------------------------------------------    --------------
    Class A (and redemption price)                                      $13.93
    --------------------------------------------------------    --------------
    Class B *                                                           $13.38
    --------------------------------------------------------    --------------
    Class L **                                                          $13.87
    --------------------------------------------------------    --------------
 Maximum Public Offering Price Per Share:
    Class 1 (net asset value plus 9.29% of net asset value
      per share)                                                        $15.41
    --------------------------------------------------------    --------------
    Class A (net asset value plus 5.26% of net asset value
      per share)                                                        $14.66
    --------------------------------------------------------    --------------
    Class L (net asset value plus 1.01% of net asset value
      per share)                                                        $14.01
 ---------------------------------------------------------------------------
 *Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
**Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within one year from initial purchase.

                      See Notes to Financial Statements.


   13 Smith Barney Large Cap Core Fund | 2002 Annual Report to Shareholders

 STATEMENT OF OPERATIONS                     FOR THE YEAR ENDED OCTOBER 31, 2002


INVESTMENT INCOME:
   Dividends                                                     $  40,473,839
   Interest                                                          3,469,016
   Less: Foreign withholding tax                                      (250,385)
----------------------------------------------------------------------------
   Total Investment Income                                          43,692,470
----------------------------------------------------------------------------
EXPENSES:
   Management fee (Note 2)                                          21,155,745
   Shareholder and system servicing fees                            13,437,060
   Service plan fees (Note 2)                                        4,673,299
   Shareholder communications                                        2,342,782
   Audit and legal                                                     226,206
   Trustees' fees                                                      183,806
   Custody                                                             180,713
   Registration fees                                                   174,795
   Other                                                                57,867
----------------------------------------------------------------------------
   Total Expenses                                                   42,432,273
----------------------------------------------------------------------------
Net Investment Income                                                1,260,197
----------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FUTURES
CONTRACTS (NOTES 3 AND 5):
   Realized Loss From:
     Security transactions (excluding short-term securities)      (227,679,510)
     Futures contracts                                             (19,936,994)
----------------------------------------------------------------------------
   Net Realized Loss                                              (247,616,504)
----------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                             648,772,032
     End of year                                                   150,815,314
----------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                        (497,956,718)
----------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts                     (745,573,222)
----------------------------------------------------------------------------
Decrease in Net Assets From Operations                           $(744,313,025)
----------------------------------------------------------------------------

                      See Notes to Financial Statements.


   14 Smith Barney Large Cap Core Fund | 2002 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS             FOR THE YEARS ENDED OCTOBER 31,



                                                                           2002               2001
--------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                             $     1,260,197    $    17,555,043
   Net realized loss                                                    (247,616,504)        (9,338,240)
   Decrease in net unrealized appreciation                              (497,956,718)    (1,518,400,874)
--------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Operations                               (744,313,025)    (1,510,184,071)
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                 (15,313,890)       (10,720,642)
   Net realized gains                                                     (1,906,977)      (500,813,021)
   Capital                                                                (1,694,562)                --
--------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders             (18,915,429)      (511,533,663)
--------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
   Net proceeds from sale of shares                                      258,182,747        387,642,676
   Net asset value of shares issued for reinvestment of dividends         18,912,891        511,051,070
   Cost of shares reacquired                                            (563,945,773)      (601,327,946)
--------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Fund Share Transactions       (286,850,135)       297,365,800
--------------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                (1,050,078,589)    (1,724,351,934)

NET ASSETS:
   Beginning of year                                                   4,000,422,052      5,724,773,986
--------------------------------------------------------------------------------------------------------
   End of year*                                                      $ 2,950,343,463    $ 4,000,422,052
--------------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment income of:        $(93,319)       $14,010,536
--------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


   15 Smith Barney Large Cap Core Fund  | 2002 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies

The Smith Barney Large Cap Core Fund ("Fund") is a separate portfolio of the Smith Barney Investment Series ("Series"). The Series, a Massachusetts business trust, is registered under the Investment Company Act of 1940 ("1940 Act"), as amended, as a diversified open-end management investment company and consists of this Fund and six other separate investment portfolios: Smith Barney International Aggressive Growth Fund, Smith Barney Growth and Income Fund, Smith Barney Large Cap Core Portfolio, Smith Barney Premier Selections All Cap Growth Portfolio, Smith Barney Growth and Income Portfolio and Smith Barney Government Portfolio. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at the current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence, subsequent to the time a value was so established, is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between bid and ask prices in the over-the-counter market; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; ( f ) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; ( j) realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2002, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss of $2,489 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (l) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise tax; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Also, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.


   16 Smith Barney Large Cap Core Fund | 2002 Annual Report to Shareholders

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as the investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of the Fund's average daily net assets as follows:

Average Daily Net Assets                                          Annual Rate
-----------------------------------------------------------------------------
First $1 billion                                                     0.65%
----------------------------------------------------------------------------
Next $1 billion                                                      0.60
----------------------------------------------------------------------------
Next $1 billion                                                      0.55
----------------------------------------------------------------------------
Next $1 billion                                                      0.50
----------------------------------------------------------------------------
Over $4 billion                                                      0.45
----------------------------------------------------------------------------

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Fund's transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. For the year ended October 31, 2002, the Fund paid transfer agent fees of $76,018 to CTB.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc. ("PFSD"), both of which are subsidiaries of Citigroup, act as the Fund's distributors. In addition, SSB, PFSD and certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the year ended October 31, 2002, SSB and its affiliates received brokerage commissions of $139,294.

There are maximum initial sales charges of 8.50%, 5.00% and 1.00% for Class 1, A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2002, SSB and its affiliates received sales charges of approximately $10,913,000, $5,007,000 and $22,000 on sales of the Fund's Class 1, A and L shares, respectively.

In addition, CDSCs paid to SSB and its affiliates for the year ended October 31, 2002 were approximately:

                                                              Class B   Class L
-------------------------------------------------------------------------------
CDSCs                                                        $1,194,000 $3,000
------------------------------------------------------------------------------

Pursuant to Service Plans, the Fund pays a distribution/service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets with respect to Class A shares calculated at the annual rate of 1.00% of the average daily net assets of Class B and L shares. At a shareholder meeting held on February 1, 2002, the shareholders approved these Service Plans which replaced Distribution Plans then in effect. For the year ended October 31, 2002, total Service Plan fees incurred were as follows:

                                                    Class A    Class B   Class L
--------------------------------------------------------------------------------
Service Plan Fees                                  $1,030,782 $3,586,951 $55,566
-------------------------------------------------------------------------------

All officers and one Trustee of the Series are employees of Citigroup or its affiliates.

The Trustees of the Funds have adopted a Retirement Plan ("Plan") for all Trustees who are not "interested persons" of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75


   17 Smith Barney Large Cap Core Fund | 2002 Annual Report to Shareholders when the Plan was adopted are required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee's retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Two former Trustees are currently receiving payments under the Retirement Plan. The amount of benefits to be paid under the Retirement Plan cannot currently be determined for current Trustees.

Messrs. Carlton, Cocanougher, Gross, Merten and Pettit also are covered by a prior retirement plan. Under the prior plan, retirement benefits are payable for a ten-year period following retirement, with the annual payment to be based upon the Trustee's compensation from the Trust during calendar year 2000. Trustees with more than five but less than ten years of service at retirement will receive a prorated benefit. In order to receive benefits under the current Retirement Plan, a Trustee must waive all rights under the prior plan prior to receiving payment under either plan. Total aggregate retirement benefits accrued under the prior plan for the 2002 fiscal year were $85,526. The amount of benefits to be paid under the prior plan cannot currently be determined for these Trustees.

3. Investments

During the year ended October 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------------
Purchases                                                    $1,361,858,972
--------------------------------------------------------------------------
Sales                                                         1,709,083,027
--------------------------------------------------------------------------

At October 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------
Gross unrealized appreciation                                $ 469,838,423
Gross unrealized depreciation                                 (355,515,829)
--------------------------------------------------------------------------
Net unrealized appreciation                                  $ 114,322,594
--------------------------------------------------------------------------

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of ) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian as is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (and cost of ) the closing transaction and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its


   18 Smith Barney Large Cap Core Fund | 2002 Annual Report to Shareholders portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At October 31, 2002, the Fund did not hold any futures contracts.

6. Option Contracts

Upon the purchase of a put option or a call option by the Fund, the premium paid is recorded as an investment, the value of which is marked to market daily. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At October 31, 2002, the Fund did not hold any purchased call or put option contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended October 31, 2002, the Fund did not enter into any written covered call or put option contracts.

7. Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

8. Short Sales of Securities

A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

At October 31, 2002, the Fund did not have any open short sale transactions.


   19 Smith Barney Large Cap Core Fund | 2002 Annual Report to Shareholders

9. Securities Lending

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account.

At October 31, 2002, the Fund did not have any securities on loan.

10.Capital Loss Carryforward

At October 31, 2002, the Portfolio had, for Federal income tax purposes, approximately $244,521,000 of capital loss carryforwards available to offset future capital gains, expiring in 2010. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

11.Income Tax Information and Distributions to Shareholders

At October 31, 2002 the tax basis components of distributable earnings were:

------------------------------------------------------
Undistributed ordinary income                       --
------------------------------------------------------
Accumulated capital losses               $(244,521,132)
------------------------------------------------------
Unrealized appreciation                    114,148,197
------------------------------------------------------

The difference between book basis and tax basis unrealized appreciation is attributable primarily to wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2002 was:

---------------------------------------------------
Ordinary income                          $15,313,890
Long-term capital gains                    1,906,977
Return of capital                          1,694,562
---------------------------------------------------
Total                                    $18,915,429
---------------------------------------------------

   20 Smith Barney Large Cap Core Fund | 2002 Annual Report to Shareholders

12. Shares of Beneficial Interest

The Fund has five classes of beneficial interest, 1, A, B, L and Y, of which four classes are outstanding, each with a par value of $0.00001 per share. There are an unlimited number of shares authorized.

Transactions in shares of each class were as follows:

                                      Year Ended                      Year Ended
                                   October 31, 2002                October 31, 2001
                              --------------------------      --------------------------
                                 Shares            Amount        Shares        Amount
-----------------------------------------------------------------------------------------
Class 1
Shares sold                     5,514,504      $  90,519,719    5,987,020  $ 122,291,487
Shares issued on reinvestment   1,001,831         18,490,718   18,971,369    417,939,268
Shares reacquired             (24,219,440)      (389,744,381) (20,802,510)  (424,689,518)
-------------------------------------------------------------------------------------
Net Increase (Decrease)       (17,703,105)     $(280,733,944)   4,155,879  $ 115,541,237
-------------------------------------------------------------------------------------
Class A
Shares sold                     5,825,048      $  96,435,608    7,258,011  $ 148,273,662
Shares issued on reinvestment      15,797            225,263    2,082,304     45,769,051
Shares reacquired              (4,989,579)       (79,284,641)  (4,210,197)   (84,594,882)
-------------------------------------------------------------------------------------
Net Increase                      851,266      $  17,376,230    5,130,118  $ 109,447,831
-------------------------------------------------------------------------------------
Class B
Shares sold                     4,315,346      $  68,774,689    5,545,675  $ 110,343,097
Shares issued on reinvestment      14,163            194,179    2,208,630     47,286,768
Shares reacquired              (5,960,574)       (93,075,362)  (4,723,313)   (91,537,341)
-------------------------------------------------------------------------------------
Net Increase (Decrease)        (1,631,065)     $ (24,106,494)   3,030,992  $  66,092,524
-------------------------------------------------------------------------------------
Class L
Shares sold                       144,571      $   2,452,731      323,820  $   6,734,430
Shares issued on reinvestment         192              2,731        2,548         55,983
Shares reacquired                (115,607)        (1,841,389)     (26,414)      (506,205)
-------------------------------------------------------------------------------------
Net Increase                       29,156      $     614,073      299,954  $   6,284,208
-------------------------------------------------------------------------------------

   21 Smith Barney Large Cap Core Fund  | 2002 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS



For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class 1 Shares                           2002/(1)/  2001/(1)/ 2000/(1)/ 1999/(1)/    1998
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $17.55     $26.52    $24.36    $19.59   $20.94
-----------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                      0.05       0.11      0.07      0.08     0.13
 Net realized and unrealized gain (loss)   (3.39)     (6.70)     3.74      6.62     2.10
-----------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (3.34)     (6.59)     3.81      6.70     2.23
-----------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                     (0.09)     (0.06)    (0.07)    (0.11)   (0.17)
 Net realized gains                        (0.01)     (2.32)    (1.58)    (1.82)   (3.41)
 Capital                                   (0.01)        --        --        --       --
-----------------------------------------------------------------------------------------
Total Distributions                        (0.11)     (2.38)    (1.65)    (1.93)   (3.58)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Year              $14.10     $17.55    $26.52    $24.36   $19.59
-----------------------------------------------------------------------------------------
Total Return                              (19.20)%   (26.67)%   16.12%    35.60%   12.54%
-----------------------------------------------------------------------------------------
Net Assets, End of Year (millions)        $2,303     $3,177    $4,691    $4,475   $3,657
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   0.90%      0.73%     0.70%     0.76%    0.78%
 Net investment income                      0.31       0.55      0.26      0.34     0.63
-----------------------------------------------------------------------------------------
Portfolio Turnover Rate                       38%        27%       34%       37%     113%
-----------------------------------------------------------------------------------------

Class A Shares                            2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/    1998
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $17.41     $26.41    $24.29    $19.54   $20.89
-----------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)              (0.10)     (0.01)    (0.02)     0.02     0.05
 Net realized and unrealized gain (loss)   (3.37)     (6.67)     3.73      6.60     2.13
-----------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (3.47)     (6.68)     3.71      6.62     2.18
-----------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                        --         --     (0.01)    (0.05)   (0.12)
 Net realized gains                        (0.01)     (2.32)    (1.58)    (1.82)   (3.41)
 Capital                                      --         --        --        --       --
-----------------------------------------------------------------------------------------
Total Distributions                        (0.01)     (2.32)    (1.59)    (1.87)   (3.53)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Year              $13.93     $17.41    $26.41    $24.29   $19.54
-----------------------------------------------------------------------------------------
Total Return                              (19.94)%   (27.12)%   15.69%    35.24%   12.27%
-----------------------------------------------------------------------------------------
Net Assets, End of Year (millions)          $352       $425      $510      $344     $180
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   1.80%      1.34%     1.04%     1.01%    1.02%
 Net investment income (loss)              (0.59)     (0.06)    (0.07)     0.09     0.38
-----------------------------------------------------------------------------------------
Portfolio Turnover Rate                       38%        27%       34%       37%     113%
-----------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

   22 Smith Barney Large Cap Core Fund  | 2002 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class B Shares                           2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/    1998
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $16.86    $25.81    $23.95    $19.37   $20.75
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                       (0.22)    (0.15)    (0.23)    (0.14)   (0.11)
 Net realized and unrealized gain (loss)   (3.25)    (6.48)     3.67      6.54     2.14
----------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (3.47)    (6.63)     3.44      6.40     2.03
----------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                        --        --        --        --       --
 Net realized gains                        (0.01)    (2.32)    (1.58)    (1.82)   (3.41)
 Capital                                      --        --        --        --       --
----------------------------------------------------------------------------------------
Total Distributions                        (0.01)    (2.32)    (1.58)    (1.82)   (3.41)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year              $13.38    $16.86    $25.81    $23.95   $19.37
----------------------------------------------------------------------------------------
Total Return                              (20.59)%  (27.59)%   14.76%    34.31%   11.43%
----------------------------------------------------------------------------------------
Net Assets, End of Year (millions)          $290      $393      $524      $357     $182
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   2.59%     2.01%     1.83%     1.76%    1.75%
 Net investment loss                       (1.39)    (0.73)    (0.86)    (0.65)   (0.35)
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                       38%       27%       34%       37%     113%
----------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.

   23 Smith Barney Large Cap Core Fund  | 2002 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class L Shares                                       2002/(1)/   2001/(1)/    2000/(1)(2)/
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                   $17.36      $26.41        $27.33
------------------------------------------------------------------------------------------
Loss From Operations:
  Net investment loss                                 (0.13)      (0.07)        (0.01)
  Net realized and unrealized loss                    (3.35)      (6.66)        (0.91)
------------------------------------------------------------------------------------------
Total Loss From Operations                            (3.48)      (6.73)        (0.92)
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                  --          --            --
  Net realized gains                                  (0.01)      (2.32)           --
  Capital                                                --          --            --
------------------------------------------------------------------------------------------
Total Distributions                                   (0.01)      (2.32)           --
------------------------------------------------------------------------------------------
Net Asset Value, End of Year                         $13.87      $17.36        $26.41
------------------------------------------------------------------------------------------
Total Return                                         (20.05)%    (27.32)%       (3.37)%++
------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                       $4,659      $5,326          $180
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                             2.00%       1.65%         1.54%+
  Net investment loss                                 (0.80)      (0.37)        (0.46)+
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  38%        27 %           34%
------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from September 19, 2000 (inception date) to October 31, 2000. ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

   24 Smith Barney Large Cap Core Fund  | 2002 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders of
Smith Barney Investment Series

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Large Cap Core Fund of the Smith Barney Investment Series ("Fund") as of October 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended October 31, 1999 were audited by other auditors whose report thereon, dated December 15, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the custodian. As to securities purchased or sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.



                                                                /s/ KPMG LLP



New York, New York
December 11, 2002


   25 Smith Barney Large Cap Core Fund  | 2002 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Trustees and Officers

The business and affairs of the Smith Barney Large Cap Core ("Fund") are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed. The Statement of Additional Information includes additional information about Fund Trustees and is available, without charge, upon request by calling Citicorp Trust Bank, fsb. at 1-800-451-2010 or Primerica Shareholder Services at 1-800-544-5445.

                                                                                                                    Number of
                                                                                                                   Portfolios
                                                                                                                     in Fund
                                                   Position(s) Length                  Principal                     Complex
                                                    Held with  of Time            Occupation(s) During             Overseen by
Name, Address and Age                                 Fund     Served               Past Five Years                  Trustee
-------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES:

Elliott J. Berv                                      Trustee    Since  President and Chief Operations Officer,         35
c/o R. Jay Gerken                                               2001   Landmark City (Real Estate Development)
Salomon Smith Barney Inc. ("SSB")                                      (since 2002); Executive Vice President and
399 Park Avenue                                                        Chief Operations Officer, DigiGym Systems
New York, NY 10022                                                     (On-line Personal Training Systems) (since
Age 59                                                                 2001); Chief Executive Officer, Rocket City
                                                                       Enterprises (Internet Service Company)
                                                                       (since 2000); President, Catalyst
                                                                       (Consulting) (since 1984)

Donald M. Carlton                                    Trustee    Since  Consultant, URS Corporation                     30
c/o R. Jay Gerken                                               1997   (Engineering) (since 1999); former Chief
SSB                                                                    Executive Officer, Radian International
399 Park Avenue                                                        L.L.C. (Engineering) (from 1996 to 1998),
New York, NY 10022                                                     Member of Management Committee,
Age 65                                                                 Signature Science (Research and
                                                                       Development) (since 2000)

A. Benton Cocanougher                                Trustee    Since  Dean Emeritus and Wiley Professor, Texas        30
c/o R. Jay Gerken                                               1991   A&M University (since 2001); former Dean
SSB                                                                    and Professor of Marketing, College and
399 Park Avenue                                                        Graduate School of Business of Texas
New York, NY 10022                                                     A&M University (from 1987 to 2001)
Age 64

Mark T. Finn                                         Trustee    Since  Chairman and Owner, Vantage Consulting          35
c/o R. Jay Gerken                                               2001   Group, Inc. (Investment Advisory and
SSB                                                                    Consulting Firm) (since 1988); former Vice
399 Park Avenue                                                        Chairman and Chief Operating Officer,
New York, NY 10022                                                     Lindner Asset Management Company
Age 59                                                                 (Mutual Fund Company) (from March
                                                                       1999 to 2001); former General Partner
                                                                       and Shareholder, Greenwich Ventures, LLC
                                                                       (Investment Partnership) (from 1996 to
                                                                       2001); former President, Secretary, and
                                                                       Owner, Phoenix Trading Co. (Commodity
                                                                       Trading Advisory Firm) (from 1997 to
                                                                       2000)



                                                            Other Board Memberships
                                                            Held by Trustees During
Name, Address and Age                                           Past Five Years
---------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES:

Elliott J. Berv                                    Board Member, American Identity Corp.
c/o R. Jay Gerken                                  (doing business a Morpheus
Salomon Smith Barney Inc. ("SSB")                  Technologies) (biometric information
399 Park Avenue                                    management) (since 2001; Consultant
New York, NY 10022                                 since 1999); Director, Lapoint Industries
Age 59                                             (Industrial Filter Company) (since 2002);
                                                   Director, Alzheimer's Association (New
                                                   England Chapter) (since 1998)


Donald M. Carlton                                  Director, American Electric Power
c/o R. Jay Gerken                                  (Electric Utility) (since 1999); Director,
SSB                                                Valero Energy (Petroleum Refining)
399 Park Avenue                                    (since 1999); Director, National
New York, NY 10022                                 Instruments Corp. Technology) (since
Age 65                                             1994)


A. Benton Cocanougher                              Former Director, Randall's Food Markets,
c/o R. Jay Gerken                                  Inc. (from 1990 to 1999); former
SSB                                                Director, First American Bank and First
399 Park Avenue                                    American Savings Bank (from 1994 to
New York, NY 10022                                 1999)
Age 64

Mark T. Finn                                       Former President and Director, Delta
c/o R. Jay Gerken                                  Financial, Inc. (Investment Advisory Firm)
SSB                                                (from 1983 to 1999)
399 Park Avenue
New York, NY 10022
Age 59









   26 Smith Barney Large Cap Core Fund | 2002 Annual Report to Shareholders

                                                                                                                   Number of
                                                                                                                  Portfolios
                                                                                                                    in Fund
                                                   Position(s) Length                  Principal                    Complex
                                                    Held with  of Time            Occupation(s) During            Overseen by
Name, Address and Age                                 Fund     Served               Past Five Years                 Trustee
------------------------------------------------------------------------------------------------------------------------------

Stephen Randolph Gross                               Trustee    Since  Partner, Capital Investment Advisory           30
c/o R. Jay Gerken                                               1986   Partners (Consulting) (since January
SSB                                                                    2000); Managing Director, Fountainhead
399 Park Avenue                                                        Ventures, LLC (Consulting) (from 1998 to
New York, NY 10022                                                     2002); Secretary, Carint of N.A.
Age 54                                                                 (Manufacturing) (since 1988); former
                                                                       Treasurer, Hank Aaron Enterprises (Fast
                                                                       Food Franchise) (from 1985 to 2001);
                                                                       Chairman, Gross, Collins & Cress, P.C.
                                                                       (Accounting Firm) (since 1980); Treasurer,
                                                                       Coventry Limited, Inc. (since 1985)


Diana R. Harrington                                  Trustee    Since  Professor, Babson College                      35
c/o R. Jay Gerken                                               2001   (since 1992)
SSB
399 Park Avenue
New York, NY 10022
Age 62

Susan B. Kerley                                      Trustee    Since  Consultant, Strategic                          35
c/o R. Jay Gerken                                               2001   Management Advisors, LLC
SSB                                                                    Global Research Associates, Inc.
399 Park Avenue                                                        (Investment Consulting) (since 1990)
New York, NY 10022
Age 51

Alan G. Merten                                       Trustee    Since  President, George Mason                        30
c/o R. Jay Gerken                                               1990   University (since 1996)
SSB
399 Park Avenue
New York, NY 10022
Age 60

C. Oscar Morong, Jr.                                 Trustee    Since  Managing Director, Morong                      35
c/o R. Jay Gerken                                               2001   Capital Management
SSB                                                                    (since 1993)
399 Park Avenue
New York, NY 10022
Age 67



R. Richardson Pettit                                 Trustee    Since  Professor of Finance,                          30
c/o R. Jay Gerken                                               1990   University of Houston
SSB                                                                    (since 1977);
399 Park Avenue                                                        Independent Consultant
New York, NY 10022                                                     (since 1984)
Age 60

Walter E. Robb, III                                  Trustee    Since  President, Benchmark Consulting Group,         35
c/o R. Jay Gerken                                               1985   Inc. (Service Company) (since 1991); Sole
SSB                                                                    Proprietor, Robb Associates (Consulting)
399 Park Avenue                                                        (since 1978); Co-Owner, Kedron Design
New York, NY 10022                                                     (Gifts) (since 1978); former President and
Age 75                                                                 Treasurer, Benchmark Advisors, Inc.
                                                                       (Financial) (from 1989 to 2000)






                                                             Other Board Memberships
                                                             Held by Trustees During
Name, Address and Age                                            Past Five Years
----------------------------------------------------------------------------------------------

Stephen Randolph Gross                             Director, United Telesis, Inc.
c/o R. Jay Gerken                                  (Telecommunications) (since 1997);
SSB                                                Director, eBank.com, Inc. (since 1997);
399 Park Avenue                                    Director, Andersen Calhoun, Inc.
New York, NY 10022                                 (Assisted Living) (since 1987); former
Age 54                                             Director, Charter Bank, Inc, Inc. (from
                                                   1987 to 1997); former Director, Yu Save,
                                                   Inc. (Internet Company) (from 1998 to
                                                   2000); former Director, Hotpalm, Inc.
                                                   (Wireless Applications) (from 1998 to
                                                   2000); former Director, Ikon Ventures,
                                                   Inc. (from 1997 to 1998)

Diana R. Harrington                                Former Trustee, The Highland
c/o R. Jay Gerken                                  Family of Funds (Investment Company)
SSB                                                (from March 1997 to March 1998)
399 Park Avenue
New York, NY 10022
Age 62

Susan B. Kerley                                    Director, Eclipse Funds
c/o R. Jay Gerken                                  (currently supervises 17
SSB                                                investment companies in
399 Park Avenue                                    fund complex) (since 1990)
New York, NY 10022
Age 51

Alan G. Merten                                     Director, Comshare, Inc.
c/o R. Jay Gerken                                  (Information Technology)
SSB                                                (since 1985); former Director,
399 Park Avenue                                    Indus (Information Technology)
New York, NY 10022                                 (from 1995 to 1999)
Age 60

C. Oscar Morong, Jr.                               Former Director, Indonesia
c/o R. Jay Gerken                                  Fund (Closed-End Fund)
SSB                                                (from 1990 to 1999);
399 Park Avenue                                    Trustee, Morgan Stanley
New York, NY 10022                                 Institutional Fund
Age 67                                             (currently supervises 75
                                                   investment companies)
                                                   (since 1993)

R. Richardson Pettit                                                  None
c/o R. Jay Gerken
SSB
399 Park Avenue
New York, NY 10022
Age 60

Walter E. Robb, III                                Director, John Boyle & Co., Inc. (Textiles)
c/o R. Jay Gerken                                  (since 1999); Director, Harbor Sweets,
SSB                                                Inc. (Candy) (since 1990); Director, W.A.
399 Park Avenue                                    Wilde Co. (Direct Media) (since 1982);
New York, NY 10022                                 Director, Alpha Grainger Manufacturing
Age 75                                             Inc. (Electronics) (since 1983); former
                                                   Trustee, MFS Family of Funds
                                                   (Investment Company) (from 1985 to
                                                   2001); Harvard Club of Boston (Audit
                                                   Committee) (since 2001)


   27 Smith Barney Large Cap Core Fund | 2002 Annual Report to Shareholders

                                                                                                                       Number of
                                                                                                                      Portfolios
                                                                                                                        in Fund
                                                     Position(s)   Length                  Principal                    Complex
                                                      Held with    of Time            Occupation(s) During            Overseen by
Name, Address and Age                                   Fund       Served               Past Five Years                 Trustee
----------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE:

R. Jay Gerken*                                     Chairman,        Since  Managing Director of SSB (since 1996);         226
SSB                                                President        2002   Chief Administrative Officer and Treasurer
399 Park Avenue, 4th Floor                         and                     of mutual funds affiliated with
New York, NY 10022                                 Chief                   Citigroup Inc.
Age 51                                             Executive
                                                   Officer

OFFICERS:

Lewis E. Daidone SSB                               Senior Vice      Since  Managing Director of SSB (since 1990);         N/A
125 Broad Street, 11th Floor                       President        2000   Chief Financial Officer, Smith Barney
New York, NY 10004                                 and Chief               Mutual Funds; Director and Senior Vice
Age 45                                             Administrative          President, SBFM and Travelers Investment
                                                   Officer                 Adviser, Inc.

Richard L. Peteka                                  Chief Financial  Since  Director and Head of Internal Control for      N/A
SSB                                                Officer and      2002   Citigroup Asset Management U.S. Mutual
125 Broad Street, 11th Floor                       Treasurer               Fund Administration from 1999-2002;
New York, NY 10004                                                         Vice President, Head of Mutual Fund
Age 41                                                                     Administration and Treasurer at
                                                                           Oppenheimer Capital from 1996-1999

Lawrence B. Weissman, CFA                          Vice President   Since  Managing Director of SSB                       N/A
SSB                                                and Investment   1999
300 First Stamford Place                           Officer
Stamford, CT 06902
Age 41

Kaprel Ozsolak                                     Controller       Since  Vice President of SSB                          N/A
SSB                                                                 2002
125 Broad Street, 11th Floor
New York, NY 10004
Age 37

Robert I. Frenkel                                  Secretary        Since  Managing Director and                          N/A
SSB                                                                 2000   General Counsel of Global
300 First Stamford Place                                                   Mutual Funds for Citigroup
Stamford, CT 06902                                                         Asset Management (since 1994)
Age 48



                                                   Other Board Memberships
                                                   Held by Trustees During
Name, Address and Age                                  Past Five Years
--------------------------------------------------------------------------

INTERESTED TRUSTEE:

R. Jay Gerken*                                               N/A
SSB
399 Park Avenue, 4th Floor
New York, NY 10022
Age 51


OFFICERS:

Lewis E. Daidone
SSB                                                          N/A
125 Broad Street, 11th Floor
New York, NY 10004
Age 45


Richard L. Peteka                                            N/A
SSB
125 Broad Street, 11th Floor
New York, NY 10004
Age 41


Lawrence B. Weissman, CFA                                    N/A
SSB
300 First Stamford Place
Stamford, CT 06902
Age 41

Kaprel Ozsolak                                               N/A
SSB
125 Broad Street, 11th Floor
New York, NY 10004
Age 37

Robert I. Frenkel                                            N/A
SSB
300 First Stamford Place
Stamford, CT 06902
Age 48

--------
* Mr. Gerken is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of Smith Barney Fund Management LLC ("SBFM") and certain of its affiliates.

TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Fund hereby designated for the fiscal year ended October 31, 2002:

    . A corporate dividends received deduction of 100.00%.

    . Total long-term capital gain distributions paid of $1,906,977.

A total of 3.73% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


   28 Smith Barney Large Cap Core Fund | 2002 Annual Report to Shareholders

                                 SMITH BARNEY
                              LARGE CAP CORE FUND



         TRUSTEES                     INVESTMENT MANAGER
         Elliot J. Berv               Smith Barney Fund Management LLC
         Donald M. Carlton
         A. Benton Cocanougher        DISTRIBUTORS
         Mark T. Finn                 Salomon Smith Barney Inc.
         R. Jay Gerken, Chairman      PFS Distributors, Inc.
         Stephen Randolph Gross
         Diana R. Harrington          CUSTODIAN
         Susan B. Kerley              State Street Bank and
         Alan G. Merten                 Trust Company
         C. Oscar Morong, Jr.
         R. Richardson Pettit         TRANSFER AGENT
         Walter E. Robb, III          Citicorp Trust Bank, fsb.
                                      125 Broad Street, 11th Floor
         OFFICERS                     New York, New York 10004
         R. Jay Gerken
         President and                SUB-TRANSFER AGENTS
         Chief Executive Officer      PFPC Global Fund Services
                                      P.O. Box 9699
         Lewis E. Daidone             Providence, Rhode Island
         Senior Vice President and    02940-9699
         Chief Administrative Officer
                                      Primerica Shareholder Services
         Richard L. Peteka            P.O. Box 9662
         Chief Financial Officer      Providence, Rhode Island
         and Treasurer                02940-9662

         Lawrence B. Weissman, CFA
         Vice President and
         Investment Officer

         Kaprel Ozsolak
         Controller

         Robert I. Frenkel
         Secretary

   Smith Barney Large Cap Core Fund





 This report is submitted for the general information of shareholders of the Smith Barney Investment Series -- Smith Barney Large Cap Core Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after January 31, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY LARGE CAP CORE FUND
 Smith Barney Mutual Funds
 3120 Breckinridge Boulevard
 Duluth, Georgia 30099-0001

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospec-tus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds




 [LOGO] SalomonSmithBarney
 A member of citigroup

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD02102 12/02                                                           02-4170

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                            GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

             CLASSIC SERIES  |  ANNUAL REPORT  |  OCTOBER 31, 2002



                               [LOGO] Smith Barney
                                      Mutual Funds
                Your Serious Money. Professionally Managed./SM/

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

[PHOTO]

MICHAEL KAGAN
PORTFOLIO MANAGER

    [LOGO]
          Classic Series

 Annual Report . October 31, 2002

 SMITH BARNEY
 GROWTH AND INCOME FUND

      MICHAEL KAGAN

      Michael Kagan has more than 17 years of securities business experience and has been managing the Fund since August 14, 2000.

      Education: BA in Economics, Harvard University. Attended the Massachusetts Institute of Technology's Sloan School of Management.

      FUND OBJECTIVE

      The Fund seeks reasonable growth and income. It invests in a portfolio consisting principally of equity securities, including convertible securities, that provide dividend or interest income.

      FUND FACTS

      FUND INCEPTION
      -----------------
      April 14, 1987

      MANAGER'S INVESTMENT INDUSTRY EXPERIENCE
      -----------------
      17 Years

                                          INCEPTION NASDAQ
                     -------------------------------------
                     Class 1               4/14/87  CGINX
                     -------------------------------------
                     Class A               8/18/96  GRIAX
                     -------------------------------------
                     Class B               8/18/96  GRIBX
                     -------------------------------------
                     Class L               10/9/00  SGAIX
                     -------------------------------------
                     Class O               12/8/00  SPGOX
                     -------------------------------------
                     Class P               12/8/00  SBOPX
                     -------------------------------------


Average Annual Total Returns as of October 31, 2002*


                                     Without Sales Charges/(1)/
                        Class 1  Class A  Class B  Class L  Class O  Class P
   --------------------------------------------------------------------------
   One-Year             (15.13)% (15.29)% (16.26)% (15.85)% (15.87)% (15.64)%
   --------------------------------------------------------------------------
   Five-Year             (2.25)   (2.52)   (3.33)     N/A      N/A      N/A
   --------------------------------------------------------------------------
   Ten-Year               6.77      N/A      N/A      N/A      N/A      N/A
   --------------------------------------------------------------------------
   Since Inception+       7.44     3.13     2.28   (19.33)  (19.50)  (19.38)
   --------------------------------------------------------------------------

                                       With Sales Charges/(2)/
                        Class 1  Class A  Class B  Class L   Class O  Class P
   --------------------------------------------------------------------------
   One-Year             (22.37)% (19.54)% (20.45)% (17.51)% (16.72)% (19.86)%
   --------------------------------------------------------------------------
   Five-Year             (3.97)   (3.51)   (3.45)     N/A      N/A      N/A
   --------------------------------------------------------------------------
   Ten-Year               5.83      N/A      N/A      N/A      N/A      N/A
   --------------------------------------------------------------------------
   Since Inception+       6.83     2.28     2.28   (19.72)  (19.50)  (21.10)
   --------------------------------------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1, A, L and O shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L, O and P shares.
/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1, A, L and O shares reflect the deduction of the maximum initial sales charges of 8.50%, 5.00%, 1.00% and 1.00%, respectively; Class B and P shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
+ Inception date for Class 1 shares is April 14, 1987. Inception date for Class A and B shares is August 18, 1996, and for Class L shares is October 9, 2000. Inception date for Class O and P shares is December 8, 2000.



         What's Inside
         Your Investment in the Smith Barney Growth and Income Fund..1
         Letter to Our Shareholders..................................2
         Fund at a Glance............................................5
         Historical Performance......................................6
         Value of $10,000............................................9
         Schedule of Investments....................................10
         Statement of Assets and Liabilities........................15
         Statement of Operations....................................16
         Statements of Changes in Net Assets........................17
         Notes to Financial Statements..............................18
         Financial Highlights.......................................25
         Independent Auditor's Report...............................29
         Additional Information.................................... 30
         Tax Information........................................... 32

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed/SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

          YOUR INVESTMENT IN THE SMITH BARNEY GROWTH AND INCOME FUND


Seasoned portfolio manager Michael Kagan and his investment team use a bottom-up/1/ selection process to identify stocks they believe have strong growth potential and are undervalued. Their goal: To create a portfolio that offers investors "growth at a reasonable price."

[LOGO] A Stock Selection Focus/2/

       Michael and his team use quantitative analysis to identify stocks with promising growth potential, and to determine whether stocks are undervalued or overvalued relative to the overall market. Through this analysis, they are able to uncover companies that they believe have competitive positions within their respective industries, have well-established management teams, and that may stand to benefit from positive changes to their corporate strategy.
[LOGO] An Exhaustive Security Selection Process

       Michael relies on a team of 12 experienced analysts to help him identify companies that may represent some of the most attractive opportunities in the market. All members of the research team are specialists within their given industries. Michael uses their recommendations as a foundation for building the Fund's portfolio.
[LOGO] Portfolio Manager-Driven Funds -- The Classic Series

       The Classic Series is a selection of Smith Barney Mutual Funds that invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives. This series of funds lets investors participate in mutual funds whose investment decisions are determined by portfolio managers, based on each fund's investment objectives and guidelines.



          --------
          1 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends. 2 Please note that these quantitative and qualitative factors, as well as expected dividends and income, influence the Fund's purchases and sales of securities.


  1 Smith Barney Growth and Income Fund | 2002 Annual Report to Shareholders

Dear Shareholder,

Enclosed herein is the annual report for the Smith Barney Growth and Income Fund ("Fund") for the fiscal year ended October 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Special Notice to Shareholders
We are pleased to report that in the past year R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman of the Board, President and Chief Executive Officer of the Fund replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney's new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Performance Review
For the year ended October 31, 2002, the Fund's Class A shares, without sales charges, returned negative 15.29%. In comparison, the S&P 500 Index/1/ returned negative 15.10% for the same period.

Portfolio Manager Market Overview
The stock market was terrible during the past year. Returns for the third calendar quarter of 2002 were the worst since 1987, and the fall from the peak in March 2000 to the trough in October 2002 was the worst decline since the Great Depression.

Historically, dramatic moves in the market have reflected inflection points in major economic variables. What do the negative returns of the past three years tell us? We do not believe that they forecast dire economic conditions. We feel that the early, aggressive response by the U.S. Federal Reserve Board ("Fed") and the resilience of the American consumer led the U.S. economy out of recession in the first calendar quarter of 2002 and has kept it growing since. Unemployment, which we believe is the single best indicator of the economy's health, peaked in the spring of 2002 and has since declined slowly.

Instead, we believe that the market is indicating that several favorable trends that powered the great bull market of 1982-2000 have come to an end, and that economic growth will be slower during the coming decade than it was during the 1990s. We believe that the 1990s economic boom was boosted by successive waves of mortgage refinancing, which consumers used to fuel their consumption. We feel that the next decade will have no such aid. Generally, we believe that the consumer's balance sheet is stretched and needs to be rebuilt. These factors do not make our outlook for the economy negative, but they do temper our view on how robust any future recovery will be.

Another significant change is the emergence of China as a world economic power. China is now the U.S.'s largest economic partner, having eclipsed Mexico earlier this year. The growth in Chinese manufacturing capacity and the expansion in Chinese exports has pressured pricing. In industries that the U.S. has long dominated, such as chemicals, U.S. manufacturers are losing market share to the Chinese. We believe that other industries may also benefit from growth of the Chinese manufacturing industry. China lacks an indigenous source of copper, and its alumina (aluminum oxide, the key raw material for aluminum) reserves are inferior. We are positioning the Fund to reflect what we view as the risks and opportunities that China's continued economic growth may provide.

--------
1The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.


  2 Smith Barney Growth and Income Fund  | 2002 Annual Report to Shareholders

Portfolio Manager Fund Overview
The Fund continues to be highly diversified, with holdings in many major sectors of the market. The market leaders during the past year were many consumer stocks. Despite a strong performance in the fourth calendar quarter of 2001, technology stocks performed poorly for the whole of the last year. Telecommunications stocks were the worst performing group in the market. The Fund's performance was helped by positions in Teva Pharmaceutical Industries Ltd. ADR and Canadian National Railway Co. Positions in Federated Department Stores, Inc., AT&T Wireless Services Inc., Sun Microsystems, Inc. and OM Group, Inc. hurt the portfolio's performance.

Portfolio Manager Market and Fund Outlook
Despite recent economic data, we believe that the U.S. economy will slowly recover in 2002 and 2003. We are attempting to "barbell" the Fund's holdings, overweighting versus the S&P 500 Index defensive stocks such as regulated utilities, healthcare companies, basic materials and technology stocks.

We believe that dividend yields will constitute a greater portion of stock returns over the next decade. It also looks likely to us that the Federal government will reduce or eliminate the double taxation of dividends in 2003. In keeping with the Fund's growth and income objectives, we favorably view those companies with above-average dividend yields.

The Fund generally has maintained a defensive posture towards technology stocks during the past two years. The Fund was, in general, underweight in the sector versus the S&P 500 Index, favoring stocks we deemed less volatile in other industries. However, because of the enormous decline in valuations in the sector over the past two years, and because sentiment about the sector was so poor, we initiated many positions in the technology sector during the third quarter of 2002. We saw opportunities in companies that were trading at low multiples of cash, or in the case of Comverse Technology, Inc., below net cash. These stocks have experienced significant price appreciation since early
October 2002, so we are paring back a bit. Because we feel that the fundamentals for the sector seem to be bottoming, we may hold a more aggressive position in technology stocks going forward than we did over the past two years.

Basic materials stocks have historically been strong performers coming out of recessions. The Fund is overweight aluminum companies and we are avoiding the large commodity chemicals companies. Agricultural equipment and heavy trucks are two areas in the capital goods sector that we feel may offer unusually good investment opportunities.

We like the valuations and high dividend yields of the international oil companies. We feel these stocks are reflecting oil prices of only $18-20 per barrel, compared to oil prices of about $26 per barrel as of the date of this letter. By contrast, we believe the supply-demand fundamentals are poor for the natural gas market, where inventories are at historical highs. The Fund is overweight in the international oil sector, but it has no exploration and production (natural gas) sector exposure at the end of the reporting period.

We feel regulated utility companies such as Consolidated Edison, Inc. and The Southern Co. should offer dividends of over 5% and modest growth, of 2-3% even in a recession. We continue to avoid investments in utilities with large unregulated businesses because we are concerned about the prospects for returns in those businesses. The Fund is overweight stocks of utility sector issuers versus the S&P 500 Index.

We believe rising healthcare costs make HMO's and ethical pharmaceutical companies unattractive investments. We cut in half the Fund's position in HCA Inc., as we feel the hospital cycle is aging and its valuation is no longer compelling. The Fund is significantly underweight in ethical drug companies, but it owns a large position in Teva Pharmaceutical Industries Ltd. ADR, the largest and, in our opinion, highest quality generic drug company. We believe that pricing in the ethical drug industry will be pressured by recently enacted state laws reducing Medicaid reimbursement. There is also patent litigation about to go before the U.S. Supreme Court that could damage the business models of the ethical pharmaceutical companies.


  3 Smith Barney Growth and Income Fund | 2002 Annual Report to Shareholders

Thank you for your investment in the Smith Barney Growth and Income Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,
/s/ R Jay Gerken /s/ Michael Kagan
R. Jay Gerken    Michael Kagan
Chairman         Vice President and
                 Investment Officer

December 2, 2002

The information provided in this letter by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 10 through 14 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio manager's views are as of October 31, 2002 and are subject to change.



  4 Smith Barney Growth and Income Fund | 2002 Annual Report to Shareholders

          SMITH BARNEY GROWTH AND INCOME FUND at a Glance (unaudited)


 TOP TEN HOLDINGS*+


 1. Microsoft Corp.......................................... 4.1%
 2. American International Group, Inc....................... 3.8
 3. Exxon Mobil Corp........................................ 3.2
 4. Teva Pharmaceutical Industries Ltd. ADR................. 2.9
 5. Verizon Communications Inc.............................. 2.8
 6. Pfizer Inc.............................................. 2.8
 7. Costco Wholesale Corp................................... 2.7
 8. The News Corp. Ltd. ADR................................. 2.5
 9. PepsiCo, Inc............................................ 2.2
10. Wells Fargo & Co........................................ 2.2

                           INDUSTRY DIVERSIFICATION*+

                                    [CHART]


Banks                             9.2%
Communications Equipment          4.0%
Diversified Telecommunications    3.7%
Electric Utilities                4.8%
Insurance                         5.9%
Media                             3.8%
Multi-Line Retail                 4.5%
Oil and Gas                       5.4%
Pharmaceuticals                  11.6%
Software                          6.7%
Other                            40.4%


                           INVESTMENT ALLOCATIONS*++

                                    [CHART]


Common Stock                 98.1%
Convertible Corporate Bonds   1.6%
Repurchase Agreement          0.3%


* All information is as of October 31, 2002. Please note that Fund holdings are subject to change.
+ As a percentage of total common stock.
++As a percentage of total investments.


  5 Smith Barney Growth and Income Fund | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS 1 SHARES


                      Net Asset Value
                     -----------------                                    -------------
                     Beginning   End    Income   Capital Gain    Return       Total
Year Ended            of Year  of Year Dividends Distributions of Capital  Returns/(1)+/
----------------------------------------------------------------------------------------
10/31/02              $13.08   $11.05    $0.05      $ 0.00       $0.01       (15.13)%
----------------------------------------------------------------------------------------
10/31/01               19.03    13.08     0.06        1.37        0.00       (25.18)
----------------------------------------------------------------------------------------
10/31/00               21.36    19.03     0.07        3.45        0.00         5.39
----------------------------------------------------------------------------------------
10/31/99               18.53    21.36     0.08        0.78        0.00        20.27
----------------------------------------------------------------------------------------
10/31/98               20.10    18.53     0.20        3.25        0.00        10.90
----------------------------------------------------------------------------------------
10/31/97               18.11    20.10     0.30        2.18        0.00        27.35
----------------------------------------------------------------------------------------
10/31/96               16.95    18.11     0.34        1.75        0.00        20.58
----------------------------------------------------------------------------------------
10/31/95               15.77    16.95     0.30        1.60        0.00        22.45
----------------------------------------------------------------------------------------
10/31/94               17.13    15.77     0.28        1.16        0.00         0.51
----------------------------------------------------------------------------------------
10/31/93               15.54    17.13     0.28        0.30        0.00        14.13
----------------------------------------------------------------------------------------
Total                                    $1.96      $15.84       $0.01
----------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS A SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return       Total
Year Ended              of Year  of Year Dividends Distributions of Capital  Returns/(1)+/
------------------------------------------------------------------------------------------
10/31/02                $13.07   $11.06    $0.00      $ 0.00       $0.01       (15.29)%
------------------------------------------------------------------------------------------
10/31/01                 19.03    13.07     0.01        1.37        0.00       (25.51)
------------------------------------------------------------------------------------------
10/31/00                 21.35    19.03     0.02        3.45        0.00         5.14
------------------------------------------------------------------------------------------
10/31/99                 18.53    21.35     0.03        0.78        0.00        19.93
------------------------------------------------------------------------------------------
10/31/98                 20.10    18.53     0.15        3.25        0.00        10.63
------------------------------------------------------------------------------------------
10/31/97                 18.11    20.10     0.25        2.18        0.00        27.04
------------------------------------------------------------------------------------------
Inception* -- 10/31/96   17.19    18.11     0.06        0.00        0.00         5.72++
------------------------------------------------------------------------------------------
Total                                      $0.52      $11.03       $0.01
------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return       Total
Year Ended              of Year  of Year Dividends Distributions of Capital  Returns/(1)+/
------------------------------------------------------------------------------------------
10/31/02                $12.73   $10.66    $0.00      $ 0.00       $0.00       (16.26)%
------------------------------------------------------------------------------------------
10/31/01                 18.70    12.73     0.00        1.37        0.00       (26.10)
------------------------------------------------------------------------------------------
10/31/00                 21.16    18.70     0.00        3.45        0.00         4.36
------------------------------------------------------------------------------------------
10/31/99                 18.48    21.16     0.00        0.78        0.00        19.03
------------------------------------------------------------------------------------------
10/31/98                 20.07    18.48     0.04        3.25        0.00         9.85
------------------------------------------------------------------------------------------
10/31/97                 18.09    20.07     0.12        2.18        0.00        26.08
------------------------------------------------------------------------------------------
Inception* -- 10/31/96   17.19    18.09     0.04        0.00        0.00         5.49++
------------------------------------------------------------------------------------------
Total                                      $0.20      $11.03       $0.00
------------------------------------------------------------------------------------------


  6 Smith Barney Growth and Income Fund | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES


                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return       Total
Year Ended              of Year  of Year Dividends Distributions of Capital  Returns/(1)+/
------------------------------------------------------------------------------------------
10/31/02                $13.00   $10.94    $0.00       $0.00       $0.00      (15.85)%
------------------------------------------------------------------------------------------
10/31/01                 19.04    13.00     0.00        1.37        0.00       (25.99)
------------------------------------------------------------------------------------------
Inception* -- 10/31/00   18.49    19.04     0.00        0.00        0.00        2.97++
------------------------------------------------------------------------------------------
Total                                      $0.00       $1.37       $0.00
------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS O SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return       Total
Year Ended              of Year  of Year Dividends Distributions of Capital  Returns/(1)+/
------------------------------------------         -             -
10/31/02                $13.04   $10.97    $0.00       $0.00       $0.00       (15.87)%
------------------------------------------------------------------------------------------
Inception* -- 10/31/01   16.55    13.04     0.00        0.00        0.00      (21.21)++
------------------------------------------------------------------------------------------
Total                                      $0.00       $0.00       $0.00
------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS P SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return       Total
Year Ended              of Year  of Year Dividends Distributions of Capital  Returns/(1)+/
------------------------------------------         -             -
10/31/02                $13.04   $11.00    $0.00       $0.00       $0.00       (15.64)%
------------------------------------------------------------------------------------------
Inception* -- 10/31/01   16.55    13.04     0.00        0.00        0.00      (21.21)++
------------------------------------------------------------------------------------------
Total                                      $0.00       $0.00       $0.00
------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return       Total
Year Ended              of Year  of Year Dividends Distributions of Capital  Returns/(1)+/
------------------------------------------         -             -
10/31/02                $13.08   $11.08    $0.07       $0.00       $0.01       (14.77)%
------------------------------------------------------------------------------------------
Inception* -- 10/31/01   16.55    13.08     0.06        0.00        0.00      (20.65)++
------------------------------------------------------------------------------------------
Total                                      $0.13       $0.00       $0.01
------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, annually.


  7 Smith Barney Growth and Income Fund  | 2002 Annual Report to Shareholders

 AVERAGE ANNUAL TOTAL RETURNS+

                                              Without Sales Charges/(1)/
                            ------------------------------------------------------------
                            Class 1  Class A  Class B  Class L  Class O  Class P  Class Y
------------------------------------------------------------------------------------------
Year Ended 10/31/02         (15.13)% (15.29)% (16.26)% (15.85)% (15.87%) (15.64)% (14.77)%
------------------------------------------------------------------------------------------
Five Years Ended 10/31/02    (2.25)   (2.52)   (3.33)     N/A      N/A      N/A      N/A
------------------------------------------------------------------------------------------
Ten Years Ended 10/31/02      6.77      N/A      N/A      N/A      N/A      N/A      N/A
------------------------------------------------------------------------------------------
Inception* through 10/31/02   7.44     3.13     2.28   (19.33)  (19.50)  (19.38)  (18.64)
------------------------------------------------------------------------------------------

                                                With Sales Charges/(2)/
                            ------------------------------------------------------------
                            Class 1  Class A  Class B  Class L  Class O  Class P  Class Y
------------------------------------------------------------------------------------------
Year Ended 10/31/02         (22.37)% (19.54)% (20.45)% (17.51)% (16.72)% (19.86)% (14.77)%
------------------------------------------------------------------------------------------
Five Years Ended 10/31/02    (3.97)   (3.51)   (3.45)     N/A      N/A      N/A      N/A
------------------------------------------------------------------------------------------
Ten Years Ended 10/31/02      5.83      N/A      N/A      N/A      N/A      N/A      N/A
------------------------------------------------------------------------------------------
Inception* through 10/31/02   6.83     2.28     2.28   (19.72)  (19.50)  (21.10)  (18.64)
------------------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+

                                                    Without Sales Charges/(1)/
  ----------------------------------------------------------------------------
  Class 1 (10/31/92 through 10/31/02)                         92.51%
  ----------------------------------------------------------------------------
  Class A (Inception* through 10/31/02)                       21.06
  ----------------------------------------------------------------------------
  Class B (Inception* through 10/31/02)                       15.02
  ----------------------------------------------------------------------------
  Class L (Inception* through 10/31/02)                      (35.87)
  ----------------------------------------------------------------------------
  Class O (Inception* through 10/31/02)                      (33.72)
  ----------------------------------------------------------------------------
  Class P (Inception* through 10/31/02)                      (33.53)
  ----------------------------------------------------------------------------
  Class Y (Inception* through 10/31/02)                      (32.37)
  ----------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class 1, A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L, O and P shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1, A, L and O shares reflect the deduction of the maximum initial sales charges of 8.50%, 5.00%, 1.00% and 1.00%, respectively; Class B and P shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 1.00% per year until no CDSC is incurred. Class L and O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year of purchase.
 * Inception date for Class 1 shares is April 14, 1987. Inception date for Class A and B shares is August 18, 1996. Inception date for Class L shares is October 9, 2000. Inception date for Class O, P and Y shares is December 8, 2000.

 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.


  8 Smith Barney Growth and Income Fund | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


Value of $10,000 Invested in Class 1 Shares of the Smith Barney Growth and Income Fund vs. S&P 500 Index+
--------------------------------------------------------------------------------
                         October 1992 -- October 2002

                                    [CHART]

              Smith Barney
        Growth and Income Fund --          S&P
             Class 1 Shares              500 Index
        --------------------------   -----------------
10/92             9,152                    10,000
10/93            10,446                    11,490
10/94            10,499                    11,934
10/95            12,856                    15,086
10/96            15,502                    18,721
10/97            19,741                    24,730
10/98            21,893                    30,173
10/99            26,330                    37,916
10/00            27,749                    40,219
10/01            20,760                    30,209
10/02            17,619                    25,649


+Hypothetical illustration of $10,000 invested in Class 1 shares on October 31, 1992, assuming deduction of the 8.50% maximum initial sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2002. The S&P 500 Index is an index of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the performance of Class 1 shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholder investing in other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


  9 Smith Barney Growth and Income Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS                                        OCTOBER 31, 2002



  SHARES              SECURITY                 VALUE
---------------------------------------------------------
COMMON STOCK -- 98.1%
Aerospace and Defense -- 1.1%
    74,200 The Boeing Co.                 $     2,207,450
    28,600 General Dynamics Corp.               2,263,118
   109,800 United Technologies Corp.            6,771,366
---------------------------------------------------------
                                               11,241,934
---------------------------------------------------------
Automobiles -- 0.2%
    93,400 Navistar International Corp.*        2,094,028
---------------------------------------------------------
Banks -- 9.0%
   253,100 Bank of America Corp.               17,666,380
   691,000 The Bank of New York Co., Inc.      17,966,000
   309,900 Bank One Corp.                      11,952,843
    59,900 Comerica Inc.                        2,615,234
   329,390 FleetBoston Financial Corp.          7,704,432
    89,300 J.P. Morgan Chase & Co.              1,852,975
   209,500 Wachovia Corp.                       7,288,505
    51,950 Washington Mutual, Inc.              1,857,732
   421,400 Wells Fargo & Co.                   21,268,058
---------------------------------------------------------
                                               90,172,159
---------------------------------------------------------
Beverages -- 2.2%
   496,200 PepsiCo, Inc.                       21,882,420
---------------------------------------------------------
Biotechnology -- 1.3%
   278,704 Amgen Inc.*                         12,976,458
---------------------------------------------------------
Brokers and Investment Management -- 2.9%
   150,100 The Goldman Sachs Group, Inc.       10,747,160
   289,400 Merrill Lynch & Co., Inc.           10,982,730
   181,200 Morgan Stanley                       7,052,304
---------------------------------------------------------
                                               28,782,194
---------------------------------------------------------
Chemicals -- 0.5%
    72,600 OM Group, Inc.+                        471,174
   505,000 PolyOne Corp.                        4,040,000
---------------------------------------------------------
                                                4,511,174
---------------------------------------------------------
Commercial Services -- 2.3%
   191,000 Ecolab Inc.+                         9,215,750
    60,400 First Data Corp.                     2,110,376
   395,200 Paychex, Inc.                       11,389,664
---------------------------------------------------------
                                               22,715,790
---------------------------------------------------------
Communications Equipment -- 3.9%
 1,524,200 ADC Telecommunications, Inc.*        2,408,236
   537,400 CIENA Corp.*                         1,977,632
   906,900 Cisco Systems, Inc.*                10,139,142
   773,900 Comverse Technology, Inc.*           5,641,731
 1,137,600 Nokia Oyj ADR                       18,906,912
---------------------------------------------------------
                                               39,073,653
---------------------------------------------------------

                      See Notes to Financial Statements.


  10 Smith Barney Growth and Income Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                            OCTOBER 31, 2002



  SHARES                          SECURITY                              VALUE
----------------------------------------------------------------------------------
Computers and Peripherals -- 2.7%
   147,300 Brocade Communications Systems, Inc.*                   $     1,011,951
   614,700 Dell Computer Corp.*                                         17,586,567
 2,758,200 Sun Microsystems, Inc.*                                       8,167,030
---------------------------------------------------------------------------------
                                                                        26,765,548
---------------------------------------------------------------------------------
Diversified Financials -- 0.3%
    89,100 American Express Co.                                          3,240,567
---------------------------------------------------------------------------------
Diversified Manufacturing -- 0.7%
   517,300 Tyco International Ltd.                                       7,480,158
---------------------------------------------------------------------------------
Diversified Telecommunications -- 3.6%
   607,800 AT&T Corp.                                                    7,925,712
   300,600 UnitedGlobalCom, Inc., Class A Shares*+                         568,134
   736,200 Verizon Communications Inc.                                  27,798,912
---------------------------------------------------------------------------------
                                                                        36,292,758
---------------------------------------------------------------------------------
Electric Utilities -- 4.8%
   505,700 American Electric Power Co., Inc.+                           12,966,148
   186,200 Consolidated Edison, Inc.+                                    7,926,534
   133,600 Duke Energy Corp.                                             2,737,464
   160,800 Exelon Corp.                                                  8,104,320
   536,800 The Southern Co.+                                            15,942,960
---------------------------------------------------------------------------------
                                                                        47,677,426
---------------------------------------------------------------------------------
Electronic Equipment -- 0.3%
   236,100 Celestica Inc.*                                               3,258,180
---------------------------------------------------------------------------------
Food and Drug Retailing -- 1.8%
   124,900 The Kroger Co.                                                1,853,516
   720,200 Safeway Inc.*                                                16,636,620
---------------------------------------------------------------------------------
                                                                        18,490,136
---------------------------------------------------------------------------------
Food Products -- 1.8%
   195,900 General Mills, Inc.                                           8,094,588
    72,100 Kraft Foods Inc., Class A Shares                              2,847,950
   117,900 Unilever NV                                                   7,546,779
---------------------------------------------------------------------------------
                                                                        18,489,317
---------------------------------------------------------------------------------
Government Sponsored Enterprises -- 1.4%
   235,100 Freddie Mac                                                  14,477,458
---------------------------------------------------------------------------------
Healthcare Equipment -- 1.0%
   297,100 Applera Corp. -- Applied Biosystems Group                     6,010,333
   122,400 St. Jude Medical, Inc.*                                       4,358,664
---------------------------------------------------------------------------------
                                                                        10,368,997
---------------------------------------------------------------------------------
Healthcare Providers -- 1.2%
   272,700 HCA Inc.                                                     11,859,723
---------------------------------------------------------------------------------
Hotels and Restaurants -- 1.3%
   419,000 MGM MIRAGE*+                                                 13,030,900
---------------------------------------------------------------------------------
Household Products -- 1.4%
   266,900 Kimberly-Clark Corp.                                         13,745,350
---------------------------------------------------------------------------------

                      See Notes to Financial Statements.


  11 Smith Barney Growth and Income Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                            OCTOBER 31, 2002



       SHARES                    SECURITY                        VALUE
     ----------------------------------------------------------------------
     Industrial Conglomerates -- 2.5%
        661,200 General Electric Co.                        $    16,695,300
        205,000 SPX Corp.                                         8,612,050
     ----------------------------------------------------------------------
                                                                 25,307,350
     ----------------------------------------------------------------------
     Insurance -- 5.7%
        603,461 American International Group, Inc.               37,746,486
             47 Berkshire Hathaway Inc., Class A Shares*          3,486,930
        165,700 The Hartford Financial Services Group, Inc.       6,545,150
        133,300 Marsh & McLennan Cos., Inc.                       6,226,443
         47,900 XL Capital Ltd., Class A Shares                   3,647,585
     ----------------------------------------------------------------------
                                                                 57,652,594
     ----------------------------------------------------------------------
     Machinery -- 2.4%
        106,200 Cummins Inc.+                                     2,544,552
         79,600 Danaher Corp.                                     4,604,860
        242,200 Deere & Co.                                      11,235,658
        133,000 PACCAR Inc.+                                      5,867,960
     ----------------------------------------------------------------------
                                                                 24,253,030
     ----------------------------------------------------------------------
     Media -- 3.7%
        209,400 Comcast Corp., Class A Shares*                    4,818,294
        911,800 Liberty Media Corp., Class A Shares*              7,540,586
      1,243,200 The News Corp. Ltd. ADR                          24,578,064
     ----------------------------------------------------------------------
                                                                 36,936,944
     ----------------------------------------------------------------------
     Metals and Mining -- 2.0%
        177,200 Alcan Inc.                                        4,988,180
        564,900 Alcoa Inc.                                       12,461,694
        148,600 Barrick Gold Corp.+                               2,239,402
     ----------------------------------------------------------------------
                                                                 19,689,276
     ----------------------------------------------------------------------
     Multi-Line Retail -- 4.4%
        793,400 Costco Wholesale Corp.*                          26,920,062
        573,000 Federated Department Stores, Inc.*               17,591,100
     ----------------------------------------------------------------------
                                                                 44,511,162
     ----------------------------------------------------------------------
     Oil and Gas -- 5.3%
         61,200 El Paso Corp.                                       474,300
        931,100 Exxon Mobil Corp.                                31,340,826
         42,600 Royal Dutch Petroleum Co. ADR                     1,822,428
        226,400 TotalFinaElf S.A. ADR                            15,399,728
        206,200 Transocean Inc.                                   4,532,276
     ----------------------------------------------------------------------
                                                                 53,569,558
     ----------------------------------------------------------------------
     Paper and Forest Products -- 0.6%
        222,900 Smurfit-Stone Container Corp.*+                   2,899,929
         82,700 UPM-Kymmene Oyj ADR                               2,703,463
     ----------------------------------------------------------------------
                                                                  5,603,392
     ----------------------------------------------------------------------
     Personal Products -- 1.0%
         49,300 Avon Products, Inc.                               2,390,557
        264,900 The Estee Lauder Cos. Inc., Class A Shares        7,713,888
     ----------------------------------------------------------------------
                                                                 10,104,445
     ----------------------------------------------------------------------

                      See Notes to Financial Statements.


  12 Smith Barney Growth and Income Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                            OCTOBER 31, 2002



  SHARES                   SECURITY                      VALUE
-------------------------------------------------------------------
Pharmaceuticals -- 11.4%
   173,200 Cephalon, Inc.*+                         $     8,706,764
   198,600 Eli Lilly & Co.                               11,022,300
   128,000 Johnson & Johnson                              7,520,000
   160,600 Novartis AG ADR                                6,093,164
   856,100 Pfizer Inc.                                   27,198,297
   313,200 Pharmacia Corp.                               13,467,600
   451,500 Schering-Plough Corp.                          9,639,525
   374,300 Teva Pharmaceutical Industries Ltd. ADR+      28,982,049
    56,600 Wyeth                                          1,896,100
-------------------------------------------------------------------
                                                        114,525,799
-------------------------------------------------------------------
Railroads -- 0.8%
   176,500 Canadian National Railway Co.                  7,531,255
-------------------------------------------------------------------
Real Estate Investment Trust -- 0.5%
   211,600 CarrAmerica Realty Corp.                       5,023,384
-------------------------------------------------------------------
Semiconductors and Equipment -- 2.2%
   146,500 Applied Materials, Inc.*                       2,201,895
   407,900 Intel Corp.                                    7,056,670
    95,600 Linear Technology Corp.                        2,642,384
   220,500 Micron Technology, Inc.*                       3,528,000
   173,500 STMicroelectronics N.V.+                       3,412,745
   162,100 Teradyne, Inc.*                                1,963,031
    53,100 Texas Instruments Inc.                           842,166
-------------------------------------------------------------------
                                                         21,646,891
-------------------------------------------------------------------
Software -- 6.5%
   447,600 BEA Systems, Inc.*                             3,620,636
   854,500 BMC Software, Inc.*                           13,620,730
   416,000 EMC Corp.                                      2,125,760
   753,800 Microsoft Corp.*                              40,305,686
   460,800 Oracle Corp.*                                  4,695,552
    81,075 VERITAS Software Corp.*                        1,236,394
-------------------------------------------------------------------
                                                         65,604,758
-------------------------------------------------------------------
Specialty Retail -- 1.9%
   567,800 The Home Depot, Inc.                          16,398,064
   170,000 Staples, Inc.*                                 2,621,400
-------------------------------------------------------------------
                                                         19,019,464
-------------------------------------------------------------------
Wireless Telecommunications -- 1.5%
 2,131,196 AT&T Wireless Services Inc.*                  14,641,317
-------------------------------------------------------------------
           TOTAL COMMON STOCK
           (Cost -- $1,155,781,124)                     984,246,947
-------------------------------------------------------------------

                      See Notes to Financial Statements.


  13 Smith Barney Growth and Income Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                            OCTOBER 31, 2002



   FACE
  AMOUNT                                              SECURITY                                                 VALUE
-------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 1.6%
Diversified Telecommunications -- 1.1%
$9,682,000 Bell Atlantic Financial Services, Inc., Sr. Notes, 5.750% due 4/1/03                            $    9,778,820
 7,225,000 NTL (Delaware) Inc., Sub. Notes, 5.750% due 12/15/09++                                                 794,750
 3,690,000 NTL Communications Corp., Sr. Notes, 6.750% due 5/15/08++                                              442,800
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               11,016,370
-------------------------------------------------------------------------------------------------------------------------
Semiconductors and Equipment -- 0.5%
 5,734,000 Teradyne, Inc., Sr. Notes, 3.750% due 10/15/06@                                                      4,945,575
-------------------------------------------------------------------------------------------------------------------------
           TOTAL CONVERTIBLE CORPORATE BONDS
           (Cost -- $22,215,871)                                                                               15,961,945
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.3%
 3,041,000 State Street Bank and Trust Co., 1.800% due 11/1/02; Proceeds at maturity -- $3,041,152;
             (Fully collateralized by U.S. Treasury Notes, 3.250% due 5/31/04; Market value -- $3,105,474)
             (Cost -- $3,041,000)                                                                               3,041,000
-------------------------------------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $1,181,037,995**)                                                                      $1,003,249,892
-------------------------------------------------------------------------------------------------------------------------

* Non-income producing security.
+ All or a portion of this security is on loan (See Note 10).
++Security is in default.
@ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration normally to qualified institutional buyers.
**Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


  14 Smith Barney Growth and Income Fund | 2002 Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES                            OCTOBER 31, 2002


 ASSETS:
    Investments, at value (Cost -- $1,181,037,995)              $1,003,249,892
    Cash                                                                   279
    Collateral for securities on loan (Note 9)                      69,666,151
    Receivable for securities sold                                   7,014,816
    Dividends and interest receivable                                1,044,078
    Receivable for Fund shares sold `                                  232,274
 ---------------------------------------------------------------------------
    Total Assets                                                 1,081,207,490
 ---------------------------------------------------------------------------
 LIABILITIES:
    Payable for securities on loan (Note 9)                         69,666,151
    Payable for securities purchased                                 1,951,504
    Payable for Fund shares purchased                                1,118,466
    Management fee payable                                             549,790
    Trustees' retirement plan                                          312,554
    Service plan fees payable                                          283,761
    Accrued expenses                                                   721,650
 ---------------------------------------------------------------------------
    Total Liabilities                                               74,603,876
 ---------------------------------------------------------------------------
 Total Net Assets                                               $1,006,603,614
 ---------------------------------------------------------------------------
 NET ASSETS:
    Par value of shares of beneficial interest                  $          914
    Capital paid in excess of par value                          1,304,453,790
    Overdistributed net investment income                              (58,299)
    Accumulated net realized loss from security transactions
      and foreign currencies                                      (120,004,688)
    Net unrealized depreciation on investments                    (177,788,103)
 ---------------------------------------------------------------------------
 Total Net Assets                                               $1,006,603,614
 ---------------------------------------------------------------------------
 Shares Outstanding:
    Class 1                                                         44,716,481
    --------------------------------------------------------
    Class A                                                         21,034,105
    --------------------------------------------------------
    Class B                                                         10,438,465
    --------------------------------------------------------
    Class L                                                            412,691
    --------------------------------------------------------
    Class O                                                            145,372
    --------------------------------------------------------
    Class P                                                          2,391,777
    --------------------------------------------------------
    Class Y                                                         12,269,525
    --------------------------------------------------------
 Net Asset Value:
    Class 1 (and redemption price)                                      $11.05
    --------------------------------------------------------
    Class A (and redemption price)                                      $11.06
    --------------------------------------------------------
    Class B *                                                           $10.66
    --------------------------------------------------------
    Class L **                                                          $10.94
    --------------------------------------------------------
    Class O **                                                          $10.97
    --------------------------------------------------------
    Class P *                                                           $11.00
    --------------------------------------------------------
    Class Y (and redemption price)                                      $11.08
    --------------------------------------------------------
 Maximum Public Offering Price Per Share:
    Class 1 (net asset value plus 9.29% of net asset value
      per share)                                                        $12.08
    --------------------------------------------------------
    Class A (net asset value plus 5.26% of net asset value
      per share)                                                        $11.64
    --------------------------------------------------------
    Class L (net asset value plus 1.01% of net asset value
      per share)                                                        $11.05
    --------------------------------------------------------
    Class O (net asset value plus 1.01% of net asset value
      per share)                                                        $11.08
 ---------------------------------------------------------------------------
 *Redemption price is NAV of Class B and P shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
**Redemption price is NAV of Class L and O shares reduced by a 1.00% CDSC if shares are redeemed within one year from initial purchase.

                      See Notes to Financial Statements.


  15 Smith Barney Growth and Income Fund | 2002 Annual Report to Shareholders

 STATEMENT OF OPERATIONS                     FOR THE YEAR ENDED OCTOBER 31, 2002


 INVESTMENT INCOME:
    Dividends                                                    $  16,108,125
    Interest                                                         1,585,255
    Less: Foreign withholding tax                                     (248,765)
 ---------------------------------------------------------------------------
    Total Investment Income                                         17,444,615
 ---------------------------------------------------------------------------
 EXPENSES:
    Management fee (Note 2)                                          8,114,883
    Service plan fees (Note 2)                                       2,532,030
    Shareholder and system servicing fees                            3,530,311
    Shareholder communications                                         448,449
    Audit and legal                                                    124,664
    Registration fees                                                  108,431
    Custody                                                             92,283
    Trustees' fees                                                      61,211
    Other                                                                5,511
 ---------------------------------------------------------------------------
    Total Expenses                                                  15,017,773
 ---------------------------------------------------------------------------
 Net Investment Income                                               2,426,842
 ---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES (NOTE 3):
    Realized Gain (Loss) From:
      Security transactions (excluding short-term securities)     (105,240,699)
      Foreign currency transactions                                      4,793
 ---------------------------------------------------------------------------
    Net Realized Loss                                             (105,235,906)
 ---------------------------------------------------------------------------
    Change in Net Unrealized Depreciation of Investments:
      Beginning of year                                            (92,750,493)
      End of year                                                 (177,788,103)
 ---------------------------------------------------------------------------
    Increase in Net Unrealized Depreciation                        (85,037,610)
 ---------------------------------------------------------------------------
 Net Loss on Investments                                          (190,273,516)
 ---------------------------------------------------------------------------
 Decrease in Net Assets From Operations                          $(187,846,674)
 ---------------------------------------------------------------------------


                      See Notes to Financial Statements.


  16 Smith Barney Growth and Income Fund | 2002 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS             FOR THE YEARS ENDED OCTOBER 31,


                      See Notes to Financial Statements.

                                                                                       2002            2001
-----------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                                          $    2,426,842  $    5,445,970
   Net realized loss                                                                (105,235,906)    (14,404,035)
   Increase in net unrealized depreciation                                           (85,037,610)   (445,215,862)
-----------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Operations                                           (187,846,674)   (454,173,927)
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                              (3,410,246)     (4,274,339)
   Net realized gains                                                                         --    (104,785,176)
   Capital                                                                              (832,371)             --
-----------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders                          (4,242,617)   (109,059,515)
-----------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
   Net proceeds from sale of shares                                                   96,525,033     154,291,788
   Net asset value of shares in connection with the transfer of the Smith Barney
     Large Cap Blend Fund's net assets (Note 13)                                              --     462,409,513
   Net asset value of shares issued for reinvestment of dividends                      3,257,499     108,266,197
   Cost of shares reacquired                                                        (250,790,369)   (276,604,347)
-----------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Fund Share Transactions                   (151,007,837)    448,363,151
-----------------------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                              (343,097,128)   (114,870,291)

NET ASSETS:
   Beginning of year                                                               1,349,700,742   1,464,571,033
-----------------------------------------------------------------------------------------------------------------
   End of year*                                                                   $1,006,603,614  $1,349,700,742
-----------------------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment income of:                    $(58,299)     $1,068,584
-----------------------------------------------------------------------------------------------------------------


 17 Smith Barney Growth and Income Fund  | 2002 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies

The Smith Barney Growth and Income Fund ("Fund") is a separate portfolio of the Smith Barney Investment Series ("Series"). The Series, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company and consists of this Fund and six other separate investment portfolios: Smith Barney International Aggressive Growth Fund, Smith Barney Large Cap Core Fund, Smith Barney Large Cap Core Portfolio, Smith Barney Premier Selections All Cap Growth Portfolio, Smith Barney Growth and Income Portfolio and Smith Barney Government Portfolio. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at the current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence, subsequent to the time a value was so established, is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between bid and ask prices in the over-the-counter market; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f ) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determine the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2002, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (l) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise tax; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Also, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

 18 Smith Barney Growth and Income Fund  | 2002 Annual Report to Shareholders

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup") acts as the investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of the Fund's average daily net assets as follows:

Average Daily Net Assets                                            Annual Rate
-------------------------------------------------------------------------------
First $1 billion                                                       0.65%
------------------------------------------------------------------------------
Next $1 billion                                                        0.60
------------------------------------------------------------------------------
Next $1 billion                                                        0.55
------------------------------------------------------------------------------
Next $1 billion                                                        0.50
------------------------------------------------------------------------------
Over $4 billion                                                        0.45
------------------------------------------------------------------------------

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") and Primerica Shareholder Services ("PSS") act as the Fund's sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended October 31, 2002, the Fund paid transfer agent fees of $144,256 to CTB.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc. ("PFSD"), both of which are subsidiaries of Citigroup, act as the Fund's distributors. In addition, SSB, PFSD and certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the year ended October 31, 2002, SSB and its affiliates received $48,378 in brokerage commissions for the Fund's portfolio agency transactions.

There are maximum initial sales charges of 8.50%, 5.00%, 1.00% and 1.00% for Class 1, A, L and O shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B and P shares, which applies if redemption occurs within one year from purchase. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2002, SSB and its affiliates received sales charges of approximately $1,178,000, $1,476,000 and $3,000 on sales of the Fund's Class 1, A and L shares, respectively. In addition, CDSCs paid to SSB and its affiliates for the year ended October 31, 2002 were approximately:

                                         Class B  Class P
---------------------------------------------------------
CDSCs                                    $475,000 $31,000
---------------------------------------------------------

Pursuant to Service Plans, the Fund pays a distribution/service fee with respect to its Class A, B, L, O and P shares calculated at an annual rate not to exceed 0.25%, 1.00%, 1.00%, 0.70% and 0.75% of the average daily net assets of each class, respectively. At a shareholder meeting held on February 1, 2002, the shareholders approved these Service Plans which replaced Distribution Plans then in effect. For the year ended October 31, 2002, total Service Plan fees incurred were:

                                     Class A   Class B   Class L Class O Class P
---------------------------------------------------------------------------------
                   Service Plan Fees $716,733 $1,455,266 $55,812 $14,945 $289,274
---------------------------------------------------------------------------------

 19 Smith Barney Growth and Income Fund  | 2002 Annual Report to Shareholders

All officers and one Trustee of the Series are employees of Citigroup or its affiliates.

The Trustees of the Funds have adopted a Retirement Plan for all Trustees who are not "interested persons" of the (Fund), within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted are required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee's retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Two former Trustees are currently receiving payments under the Retirement Plan. The amount of benefits to be paid under the Retirement Plan cannot currently be determined for current Trustees.

Messrs. Carlton, Cocanougher, Gross, Merten and Pettit also are covered by a prior retirement plan. Under the prior plan, retirement benefits are payable for a ten-year period following retirement, with the annual payment to be based upon the Trustee's compensation from the Trust during calendar year 2000. Trustees with more than five but less than ten years of service at retirement will receive a prorated benefit. In order to receive benefits under the current Retirement Plan, a Trustee must waive all rights under the prior plan prior to receiving payment under either plan. Total aggregate retirement benefits accrued under the prior plan for the 2002 fiscal year were $28,856. The amount of benefits to be paid under the prior plan cannot currently be determined for these

3. Investments

During the year ended October 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

------------------------------------------------------------------------------
Purchases                                                          $555,862,795
------------------------------------------------------------------------------
Sales                                                               716,023,467
------------------------------------------------------------------------------

At October 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

------------------------------------------------------------------------------
Gross unrealized appreciation                                    $  57,569,344
Gross unrealized depreciation                                     (243,340,899)
------------------------------------------------------------------------------
Net unrealized depreciation                                      $(185,771,555)
------------------------------------------------------------------------------

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian as is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the

 20 Smith Barney Growth and Income Fund | 2002 Annual Report to Shareholders market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (and cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2002, the Fund did not hold any futures contracts.

6. Option Contracts

Upon the purchase of a put option or a call option by the Fund, the premium paid is recorded as an investment, the value of which is marked to market daily. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At October 31, 2002, the Fund did not hold any call or put option contracts.

When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended October 31, 2002, the Fund did not enter into any written covered call or put option contracts.

7. Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.


  21 Smith Barney Growth and Income Fund | 2002 Annual Report to Shareholders

8. Short Sales of Securities

A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities.To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer.The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

At October 31, 2002, the Fund did not have any open short sale transactions.

9. Securities Lending

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account.

At October 31, 2002, the Fund loaned stocks having a market value of $67,146,643. The Fund received cash collateral amounting to $69,666,151 which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio.

Interest income earned by the Fund from securities lending for the year ended October 31, 2002 was $168,040.

10.Capital Loss Carryforward

At October 31, 2002, the Fund had, for Federal income tax purposes, approximately $112,079,000 of unused capital loss carryforwards available to offset future capital gains through October 31, 2010. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on October 31 of the year indicated:

                                              2009       2010
                ------------------------------------------------
                Capital Loss Carryforwards 13,844,000 98,235,000
                ------------------------------------------------

11.Income Tax Information and Distributions to Shareholders

At October 31, 2002 the tax basis components of distributable earnings were:

                  --------------------------------------------
                  Undistributed ordinary income             --
                  --------------------------------------------
                  Accumulated capital loss      $(112,079,535)
                  --------------------------------------------
                  Unrealized depreciation        (185,771,555)
                  --------------------------------------------

The tax character of distributions paid during the year ended October 31, 2002 was:

                          ----------------------------
                          Ordinary income   $3,410,246
                          Return of capital    832,371
                          ----------------------------
                          Total             $4,242,617
                          ----------------------------

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sale loss deferrals.

 22 Smith Barney Growth and Income Fund  | 2002 Annual Report to Shareholders

12.Shares of Beneficial Interest

The Fund has seven classes of beneficial interest, Classes 1, A, B, L, O, P and Y, each with a par value of $0.00001 per share. There are an unlimited number of shares authorized.

Transactions in shares of each class were as follows:

                                                                         Year Ended                 Year Ended
                                                                      October 31, 2002          October 31, 2001*
                                                                 -------------------------  -------------------------
                                                                   Shares        Amount       Shares        Amount
----------------------------------------------------------------------------------------------------------------------
Class 1
Shares sold                                                       1,459,600  $  18,817,820   1,759,454  $  26,624,646
Shares issued on reinvestment                                       224,707      2,979,158   4,669,006     75,636,850
Shares reacquired                                                (8,730,622)  (109,850,857) (8,136,111)  (123,252,825)
----------------------------------------------------------------------------------------------------------------------
Net Decrease                                                     (7,046,315) $ (88,053,879) (1,707,651) $ (20,991,329)
----------------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                                       3,843,001  $  50,293,317   4,681,033  $  71,193,842
Net asset value of shares in connection with the transfer of the
 Smith Barney Large Cap Blend Fund's net assets (Note 13)                                   10,250,818    169,671,302
Shares issued on reinvestment                                        21,569        278,341     966,570     15,709,256
Shares reacquired                                                (5,426,592)   (68,871,412) (4,575,942)   (68,768,969)
----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                          (1,562,022) $ (18,299,754) 11,322,479  $ 187,805,431
----------------------------------------------------------------------------------------------------------------------
Class B
Shares sold                                                       1,880,555  $  23,614,456   2,285,410  $  33,948,607
Shares issued on reinvestment                                            --             --   1,058,504     16,893,717
Shares reacquired                                                (4,007,351)   (49,879,341) (3,210,419)   (46,814,878)
----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                          (2,126,796) $ (26,264,885)    133,495  $   4,027,446
----------------------------------------------------------------------------------------------------------------------
Class L
Shares sold                                                          80,882  $   1,057,782      67,112  $   1,029,956
Net asset value of shares in connection with the transfer of the
 Smith Barney Large Cap Blend Fund's net assets (Note 13)                --             --     459,489      7,605,569
Shares issued on reinvestment                                            --             --       1,619         26,373
Shares reacquired                                                  (112,274)    (1,430,039)    (94,946)    (1,437,409)
----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                             (31,392) $    (372,257)    433,274  $   7,224,489
----------------------------------------------------------------------------------------------------------------------
Class O
Shares sold                                                           1,143  $      15,732       1,499  $      23,047
Net asset value of shares in connection with the transfer of the
 Smith Barney Large Cap Blend Fund's net assets (Note 13)                --             --     220,643      3,652,582
Shares issued on reinvestment                                            --             --          --             --
Shares reacquired                                                   (43,921)      (552,644)    (33,992)      (524,333)
----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                             (42,778) $    (536,912)    188,150  $   3,151,296
----------------------------------------------------------------------------------------------------------------------
Class P
Shares sold                                                          30,626  $     410,789      87,128  $   1,330,438
Net asset value of shares in connection with the transfer of the
 Smith Barney Large Cap Blend Fund's net assets (Note 13)                --             --   5,896,370     97,587,289
Shares issued on reinvestment                                            --             --          --             --
Shares reacquired                                                (1,299,417)   (16,860,835) (2,322,930)   (35,281,135)
----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                          (1,268,791) $ (16,450,046)  3,660,568  $  63,636,592
----------------------------------------------------------------------------------------------------------------------
Class Y
Shares sold                                                         218,170  $   2,315,137   1,263,870  $  20,141,252
Net asset value of shares in connection with the transfer of the
 Smith Barney Large Cap Blend Fund's net assets (Note 13)                --             --  11,111,650    183,892,770
Shares issued on reinvestment                                            --             --          --             --
Shares reacquired                                                  (286,176)    (3,345,241)    (37,989)      (521,796)
----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                             (68,006) $  (1,030,104) 12,337,531  $ 203,512,226
----------------------------------------------------------------------------------------------------------------------

* For Class O, P and Y shares, transactions are for the period from December 8, 2000 (inception date) to October 31, 2001.

 23 Smith Barney Growth and Income Fund  | 2002 Annual Report to Shareholders

13.Transfers of Net Assets

On December 8, 2000, the Fund acquired the assets and certain liabilities of the Smith Barney Large Cap Blend Fund ("Large Cap Blend Fund") pursuant to a plan of reorganization. Total shares issued by the Fund and the total net assets of the Large Cap Blend Fund and the Fund on the date of the transfer were as follows:

                                     Total Net Assets
                     Shares Issued        of the        Total Net Assets
   Acquired Fund      by the Fund  Large Cap Blend Fund   of the Fund
------------------------------------------------------------------------
Large Cap Blend Fund  27,938,970       $462,409,513      $1,370,867,484
------------------------------------------------------------------------

The total net assets of the Large Cap Blend Fund before acquisition included unrealized appreciation of $85,097,107. Total net assets of the Fund immediately after the transfer were $1,833,276,997. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.


  24 Smith Barney Growth and Income Fund | 2002 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS



For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class 1 Shares                           2002/(1)/ 2001/(1)/ 2000/(1)/  1999/(1)/   1998
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $13.08    $19.03    $21.36     $18.53    $20.10
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                      0.05      0.10      0.08       0.09      0.18
 Net realized and unrealized gain (loss)   (2.02)    (4.62)     1.11       3.60      1.70
------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (1.97)    (4.52)     1.19       3.69      1.88
------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                     (0.05)    (0.06)    (0.07)     (0.08)    (0.20)
 Net realized gains                           --     (1.37)    (3.45)     (0.78)    (3.25)
 Capital                                   (0.01)       --        --         --        --
------------------------------------------------------------------------------------------
Total Distributions                        (0.06)    (1.43)    (3.52)     (0.86)    (3.45)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $11.05    $13.08    $19.03     $21.36    $18.53
------------------------------------------------------------------------------------------
Total Return                              (15.13)%  (25.18)%    5.39%     20.27%    10.90%
------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)          $494      $678    $1,017     $1,122    $1,079
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   0.99%     0.73%     0.85%      0.84%     0.83%
 Net investment income                      0.38      0.62      0.43       0.43      0.90
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       44%       69%       63%        53%       34%
------------------------------------------------------------------------------------------

Class A Shares                           2002/(1)/ 2001/(1)/  2000/(1)/  1999/(1)/  1998
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $13.07    $19.03    $21.35     $18.53    $20.10
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)               0.02      0.03      0.04       0.03     (0.02)
 Net realized and unrealized gain (loss)   (2.02)    (4.61)     1.11       3.60      1.85
------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (2.00)    (4.58)     1.15       3.63      1.83
------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                     (0.00)*   (0.01)    (0.02)     (0.03)    (0.15)
 Net realized gains                           --     (1.37)    (3.45)     (0.78)    (3.25)
 Capital                                   (0.01)       --        --         --        --
------------------------------------------------------------------------------------------
Total Distributions                        (0.01)    (1.38)    (3.47)     (0.81)    (3.40)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $11.06    $13.07    $19.03     $21.35    $18.53
------------------------------------------------------------------------------------------
Total Return                              (15.29)%  (25.51)%    5.14%     19.93%    10.63%
------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)          $233      $295      $215       $181      $124
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   1.25%     1.17%     1.06%      1.12%     1.07%
 Net investment income                      0.12      0.19      0.21       0.15      0.63
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       44%       69%       63%        53%       34%
------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
* Amount represents less than $0.01 per share.

 25 Smith Barney Growth and Income Fund  | 2002 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class B Shares                           2002/(1)/   2001/(1)/   2000/(1)/     1999/(1)/  1998
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $12.73     $18.70       $21.16       $18.48    $20.07
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                       (0.11)     (0.10)       (0.10)       (0.12)    (0.01)
 Net realized and unrealized gain (loss)   (1.96)     (4.50)        1.09         3.58      1.71
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (2.07)     (4.60)        0.99         3.46      1.70
------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                        --         --           --           --     (0.04)
 Net realized gains                           --      (1.37)       (3.45)       (0.78)    (3.25)
------------------------------------------------------------------------------------------------
Total Distributions                           --      (1.37)       (3.45)       (0.78)    (3.29)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $10.66     $12.73       $18.70       $21.16    $18.48
------------------------------------------------------------------------------------------------
Total Return                              (16.26)%   (26.10)%       4.36%       19.03%     9.85%
------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)          $111       $160         $232         $208      $137
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   2.28%      2.00%        1.81%        1.87%     1.81%
 Net investment loss                       (0.91)     (0.65)       (0.54)       (0.60)    (0.09)
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       44%        69%          63%          53%       34%
------------------------------------------------------------------------------------------------

Class L Shares                           2002/(1)/   2001/(1)/   2000/(1)(2)/
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $13.00     $19.04       $18.49
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                       (0.07)     (0.08)       (0.02)
 Net realized and unrealized gain (loss)   (1.99)     (4.59)        0.57
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (2.06)     (4.67)        0.55
------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                        --         --           --
 Net realized gains                           --      (1.37)          --
------------------------------------------------------------------------------------------------
Total Distributions                           --      (1.37)          --
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $10.94     $13.00       $19.04
------------------------------------------------------------------------------------------------
Total Return                              (15.85)%   (25.99)%       2.97%++
------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $4,516     $5,774         $205
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   1.89%      1.85%        1.71%+
 Net investment loss                       (0.52)     (0.49)       (1.23)+
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       44%        69%          63%
------------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)For the period from October 9, 2000 (inception date) to October 31, 2000. ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

 26 Smith Barney Growth and Income Fund  | 2002 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each period:

Class O Shares                     2002/(1)/ 2001/(1)(2)/
----------------------------------------------------------
Net Asset Value, Beginning of Year  $13.04      $16.55
----------------------------------------------------------
Loss From Operations:
 Net investment loss                 (0.06)      (0.03)
 Net realized and unrealized loss    (2.01)      (3.48)
----------------------------------------------------------
Total Loss From Operations           (2.07)      (3.51)
----------------------------------------------------------
Less Distributions From:
 Net investment income                  --          --
----------------------------------------------------------
Total Distributions                     --          --
----------------------------------------------------------
Net Asset Value, End of Year        $10.97      $13.04
----------------------------------------------------------
Total Return                        (15.87)%    (21.21)%++
----------------------------------------------------------
Net Assets, End of Year (000s)      $1,595      $2,453
----------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                             1.82%       1.53%+
 Net investment loss                 (0.45)      (0.18)+
----------------------------------------------------------
Portfolio Turnover Rate                 44%         69%
----------------------------------------------------------

Class P Shares                     2002/(1)/ 2001/(1)(2)/
----------------------------------------------------------
Net Asset Value, Beginning of Year  $13.04      $16.55
----------------------------------------------------------
Loss From Operations:
 Net investment loss                 (0.03)      (0.03)
 Net realized and unrealized loss    (2.01)      (3.48)
----------------------------------------------------------
Total Loss From Operations           (2.04)      (3.51)
----------------------------------------------------------
Less Distributions From:
 Net investment income                  --          --
----------------------------------------------------------
Total Distributions                     --          --
----------------------------------------------------------
Net Asset Value, End of Year        $11.00      $13.04
----------------------------------------------------------
Total Return                        (15.64)%    (21.21)%++
----------------------------------------------------------
Net Assets, End of Year (000s)     $26,301     $47,719
----------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                             1.61%       1.53%+
 Net investment loss                 (0.23)      (0.20)+
----------------------------------------------------------
Portfolio Turnover Rate                 44%         69%
----------------------------------------------------------

(1)Per share amounts have been calculated using the average shares method.
(2)For the period from December 8, 2000 (inception date) to October 31, 2001. ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

 27 Smith Barney Growth and Income Fund  | 2002 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each period:

Class Y Shares                       2002/(1)/   2001/(1)(2)/
-------------------------------------------------------------
Net Asset Value, Beginning of Year    $13.08       $16.55
-------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                  0.09         0.10
 Net realized and unrealized loss      (2.01)       (3.51)
-------------------------------------------------------------
Total Loss From Operations             (1.92)       (3.41)
-------------------------------------------------------------
Less Distributions From:
 Net investment income                 (0.07)       (0.06)
 Capital                               (0.01)          --
-------------------------------------------------------------
Total Distributions                    (0.08)       (0.06)
-------------------------------------------------------------
Net Asset Value, End of Year          $11.08       $13.08
-------------------------------------------------------------
Total Return                          (14.77)%     (20.65)%++
-------------------------------------------------------------
Net Assets, End of Year (000s)      $135,915     $161,405
-------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                               0.67%        0.67%+
 Net investment income                  0.70         0.68+
-------------------------------------------------------------
Portfolio Turnover Rate                   44%          69%
-------------------------------------------------------------

(1)Per share amounts have been calculated using the average shares method.
(2)For the period from December 8, 2000 (inception date) to October 31, 2001. ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

 28 Smith Barney Growth and Income Fund  | 2002 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
of the Smith Barney Investment Series:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Growth and Income Fund of the Smith Barney Investment Series ("Fund") as of October 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended October 31, 1999 were audited by other auditors whose report thereon, dated December 15, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                       /s/ KPMG LLP
New York, New York
December 11, 2002


 29 Smith Barney Growth and Income Fund  | 2002 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Trustees and Officers

The business and affairs of the Smith Barney Growth and Income Fund ("Fund") are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. Each Trustee and officer holds office for his or her lifetime unless that individual resigns, retires or is otherwise removed. The Statement of Additional Information includes additional information about Fund's Trustees and is available, without charge, upon request by calling Citicorp Trust Bank, fsb. at 1-800-451-2010 or Primerica Shareholder Services at 1-800-544-5445.

                                                                                          Number of
                                                                                      Portfolios in Fund
                      Position(s) Length                  Principal                        Complex
  Name, Address and    Held with  of Time            Occupation(s) During                Overseen by
         Age             Fund     Served               Past Five Years                     Trustee
---------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES:

Elliott J. Berv         Trustee    Since  President and Chief Operations Officer,             35
c/o R. Jay Gerken                  2001   Landmark City (Real Estate Development)
Salomon Smith                             (since 2002); Executive Vice President and
Barney Inc. ("SSB")                       Chief Operations Officer, DigiGym Systems
399 Park Avenue                           (On-line Personal Training Systems) (since
New York, NY 10022                        2001); Chief Executive Officer, Rocket City
Age 59                                    Enterprises (Internet Service Company)
                                          (since 2000); President, Catalyst
                                          (Consulting) (since 1984).

Donald M. Carlton       Trustee    Since  Consultant, URS Corporation                         30
c/o R. Jay Gerken                  1997   (Engineering) (since 1999); former Chief
SSB                                       Executive Officer, Radian International
399 Park Avenue                           L.L.C. (Engineering) (from 1996 to 1998),
New York, NY 10022                        Member of Management Committee,
Age 65                                    Signature Science (Research and
                                          Development) (since 2000).

A. Benton Cocanougher   Trustee    Since  Dean Emeritus and Wiley Professor, Texas            30
c/o R. Jay Gerken                  1991   A&M University (since 2001); former Dean
SSB                                       and Professor of Marketing, College and
399 Park Avenue                           Graduate School of Business of Texas
New York, NY 10022                        A&M University (from 1987 to 2001).
Age 64

Mark T. Finn            Trustee    Since  Chairman and Owner, Vantage Consulting              35
c/o R. Jay Gerken                  2001   Group, Inc. (Investment Advisory and
SSB                                       Consulting Firm) (since 1988); former Vice
399 Park Avenue                           Chairman and Chief Operating Officer,
New York, NY 10022                        Lindner Asset Management Company
Age 59                                    (Mutual Fund Company) (from March 1999
                                          to 2001); former General Partner and
                                          Shareholder, Greenwich Ventures, LLC
                                          (Investment Partnership) (from 1996 to
                                          2001); former President, Secretary, and
                                          Owner, Phoenix Trading Co. (Commodity
                                          Trading Advisory Firm) (from 1997 to 2000).

Stephen Randolph        Trustee    Since  Partner, Capital Investment Advisory                30
Gross                              1986   Partners (Consulting) (since January
c/o R. Jay Gerken                         2000); Managing Director, Fountainhead
SSB                                       Ventures, LLC (Consulting) (from 1998 to
399 Park Avenue                           2002); Secretary, Carint of N.A.
New York, NY 10022                        (Manufacturing) (since 1988); former
Age 54                                    Treasurer, Hank Aaron Enterprises (Fast
                                          Food Franchise) (from 1985 to 2001);
                                          Chairman, Gross, Collins & Cress, P.C.
                                          (Accounting Firm) (since 1980); Treasurer,
                                          Coventry Limited, Inc. (since 1985).



                               Other Board Memberships
  Name, Address and            Held by Trustees During
         Age                       Past Five Years
----------------------------------------------------------------
NON-INTERESTED TRUSTEES:

Elliott J. Berv       Board Member, American Identity Corp.
c/o R. Jay Gerken     (doing business as Morpheus
Salomon Smith         Technologies) (Biometric information
Barney Inc. ("SSB")   management) (since 2001; Consultant
399 Park Avenue       since 1999); Director, Lapoint Industries
New York, NY 10022    (Industrial Filter Company) (since 2002);
Age 59                Director. Alzheimer's Association (New
                      England Chapter) (since 1998).


Donald M. Carlton     Director, American Electric Power
c/o R. Jay Gerken     (Electric Utility) (since 1999); Director,
SSB                   Valero Energy (Petroleum Refining)
399 Park Avenue       (since 1999); Director, National
New York, NY 10022    Instruments Corp. Technology) (since
Age 65                1994).


A. Benton Cocanougher Former Director, Randall's Food Markets,
c/o R. Jay Gerken     Inc. (from 1990 to 1999); former
SSB                   Director, First American Bank and First
399 Park Avenue       American Savings Bank (from 1994 to
New York, NY 10022    1999).
Age 64

Mark T. Finn          Former President and Director, Delta
c/o R. Jay Gerken     Financial, Inc. (Investment Advisory Firm)
SSB                   (from 1983 to 1999).
399 Park Avenue
New York, NY 10022
Age 59







Stephen Randolph      Director, United Telesis, Inc.
Gross                 (Telecommunications) (since 1997);
c/o R. Jay Gerken     Director, eBank.com, Inc. (since 1997);
SSB                   Director, Andersen Calhoun, Inc.
399 Park Avenue       (Assisted Living) (since 1987); former
New York, NY 10022    Director, Charter Bank, Inc, Inc. (from
Age 54                1987 to 1997); former Director, Yu Save,
                      Inc. (Internet Company) (from 1998 to
                      2000); former Director, Hotpalm, Inc.
                      (Wireless Applications) (from 1998 to
                      2000); former Director, Ikon Ventures,
                      Inc. (from 1997 to 1998).


  30 Smith Barney Growth and Income Fund | 2002 Annual Report to Shareholders

                                                                                            Number of
                                                                                        Portfolios in Fund
                       Position(s)   Length                  Principal                       Complex
 Name, Address and      Held with    of Time            Occupation(s) During               Overseen by
        Age               Fund       Served               Past Five Years                    Trustee
-----------------------------------------------------------------------------------------------------------

Diana R. Harrington      Trustee      Since  Professor, Babson College                         35
c/o R. Jay Gerken                     2001   (since 1992).
SSB
399 Park Avenue
New York, NY 10022
Age 62

Susan B. Kerley          Trustee      Since  Consultant, Strategic                             35
c/o R. Jay Gerken                     2001   Management Advisors, LLC
SSB                                          Global Research Associates, Inc.
399 Park Avenue                              (Investment Consulting) (since 1990).
New York, NY 10022
Age 51

Alan G. Merten           Trustee      Since  President, George Mason                           30
c/o R. Jay Gerken                     1990   University (since 1996).
SSB
399 Park Avenue
New York, NY 10022
Age 60

C. Oscar Morong, Jr.     Trustee      Since  Managing Director, Morong                         35
c/o R. Jay Gerken                     2001   Capital Management
SSB                                          (since 1993).
399 Park Avenue
New York, NY 10022
Age 67



R. Richardson Pettit     Trustee      Since  Professor of Finance,                             30
c/o R. Jay Gerken                     1990   University of Houston
SSB                                          (since 1977);
399 Park Avenue                              Independent Consultant
New York, NY 10022                           (since 1984).
Age 60

Walter E. Robb, III      Trustee      Since  President, Benchmark Consulting Group,            35
c/o R. Jay Gerken                     1985   Inc. (Service Company) (since 1991); Sole
SSB                                          Proprietor, Robb Associates (Consulting)
399 Park Avenue                              (since 1978); Co-Owner, Kedron Design
New York, NY 10022                           (Gifts) (since 1978); former President and
Age 75                                       Treasurer, Benchmark Advisors, Inc.
                                             (Financial) (from 1989 to 2000).




INTERESTED TRUSTEE:

R. Jay Gerken* SSB   Chairman,        Since  Managing Director of SSB (since 1996).            226
399 Park Avenue      President and    2002
New York, NY 10022   Chief Executive
Age 51               Officer


                               Other Board Memberships
 Name, Address and             Held by Trustees During
        Age                        Past Five Years
----------------------------------------------------------------

Diana R. Harrington  Former Trustee, The Highland
c/o R. Jay Gerken    Family of Funds (Investment Company)
SSB                  (from March 1997 to March 1998).
399 Park Avenue
New York, NY 10022
Age 62

Susan B. Kerley      Director, Eclipse Funds
c/o R. Jay Gerken    (currently supervises 17
SSB                  investment companies in
399 Park Avenue      fund complex) (since 1990).
New York, NY 10022
Age 51

Alan G. Merten       Director, Comshare, Inc.
c/o R. Jay Gerken    (Information Technology)
SSB                  (since 1985); former Director,
399 Park Avenue      Indus (Information Technology)
New York, NY 10022   (from 1995 to 1999).
Age 60

C. Oscar Morong, Jr. Former Director, Indonesia
c/o R. Jay Gerken    Fund (Closed End Fund)
SSB                  (from 1990 to 1999);
399 Park Avenue      Trustee, Morgan Stanley
New York, NY 10022   Institutional Fund
Age 67               (currently supervises 75
                     investment companies)
                     (since 1993).

R. Richardson Pettit                    None
c/o R. Jay Gerken
SSB
399 Park Avenue
New York, NY 10022
Age 60

Walter E. Robb, III  Director, John Boyle & Co., Inc. (Textiles)
c/o R. Jay Gerken    (since 1999); Director, Harbor Sweets,
SSB                  Inc. (Candy) (since 1990); Director, W.A.
399 Park Avenue      Wilde Co. (Direct Media) (since 1982);
New York, NY 10022   Director, Alpha Grainger Manufacturing
Age 75               Inc. (Electronics) (since 1983); former
                     Trustee, MFS Family of Funds
                     (Investment Company) (from 1985 to
                     2001); Harvard Club of Boston (Audit
                     Committee) (since 2001)

INTERESTED TRUSTEE:

R. Jay Gerken* SSB                       N/A
399 Park Avenue
New York, NY 10022
Age 51


  31 Smith Barney Growth and Income Fund | 2002 Annual Report to Shareholders

                                                                                                   Number of
                                                                                               Portfolios in Fund
                               Position(s)   Length                 Principal                       Complex
     Name, Address and          Held with    of Time           Occupation(s) During               Overseen by
            Age                   Fund       Served              Past Five Years                    Trustee
------------------------------------------------------------------------------------------------------------------

OFFICERS:

Lewis E. Daidone SSB         Senior Vice      Since  Managing Director of SSB (since 1990);           N/A
125 Broad Street, 11th Floor President        2000   Chief Financial Officer, Smith Barney
New York, NY 10004           and Chief               Mutual Funds; Director and Senior Vice
Age 45                       Administrative          President, SBFM and Travelers Investment
                             Officer                 Adviser, Inc. ("TIA")

Richard L. Peteka            Chief Financial  Since  Director and Head of Internal Control for        N/A
SSB                          Officer and      2002   Citigroup Asset Management U.S. Mutual
125 Broad Street,            Treasurer               Fund Administration from 1999-2002;
11th Floor                                           Vice President, Head of Mutual Fund
New York, NY 10004                                   Administration and Treasurer at
Age 41                                               Oppenheimer Capital from 1996-1999

Michael Kagan                Vice President   Since  Managing Director of SSB                         N/A
SSB                          and Investment   2000
399 Park Avenue              Officer
New York, NY 10022
Age 43

Kaprel Ozsolak                 Controller     Since  Vice President of SSB                            N/A
SSB                                           2002
125 Board Street,
11th Floor
New York, NY 10004
Age 37

Robert I. Frenkel               Secretary     Since  Managing Director and                            N/A
SSB                                           2000   General Counsel of Global
300 First Stamford                                   Mutual Funds for Citigroup
Place                                                Asset Management (since 1994)
Stamford, CT 06902
Age 48


                             Other Board Memberships
     Name, Address and       Held by Trustees During
            Age                  Past Five Years
----------------------------------------------------

OFFICERS:

Lewis E. Daidone SSB                   N/A
125 Broad Street, 11th Floor
New York, NY 10004
Age 45


Richard L. Peteka                      N/A
SSB
125 Broad Street,
11th Floor
New York, NY 10004
Age 41

Michael Kagan                          N/A
SSB
399 Park Avenue
New York, NY 10022
Age 43

Kaprel Ozsolak                         N/A
SSB
125 Board Street,
11th Floor
New York, NY 10004
Age 37

Robert I. Frenkel                      N/A
SSB
300 First Stamford
Place
Stamford, CT 06902
Age 48

--------
 *Mr. Gerken is an "interested person" of the Fund as defined in the Investment
  Company Act of 1940, as amended, because Mr. Gerken is an officer of Smith Barney Fund Management LLC ("SBFM") and certain of its affiliates.


 TAX INFORMATION (UNAUDITED)

For Federal tax purposes, the Fund hereby designates for the fiscal year ended October 31, 2002:
 .  A corporate dividends received deduction of 100%.



  32 Smith Barney Growth and Income Fund | 2002 Annual Report to Shareholders

                                 SMITH BARNEY
                            GROWTH AND INCOME FUND



         TRUSTEES                     INVESTMENT MANAGER
         Elliott J. Berv              Smith Barney Fund Management LLC
         Donald M. Carlton
         A. Benton Cocanougher        DISTRIBUTORS
         Mark T. Finn                 Salomon Smith Barney Inc.
         R. Jay Gerken, Chairman      PFS Distributors, Inc.
         Stephen Randolph Gross
         Diana R. Harrington          CUSTODIAN
         Susan B. Kerley              State Street Bank and
         Alan G. Merten                 Trust Company
         C. Oscar Morong, Jr.
         R. Richardson Pettit         TRANSFER AGENT
         Walter E. Robb, III          Citicorp Trust Bank, fsb.
                                      125 Broad Street, 11th Floor
         OFFICERS                     New York, New York 10004
         R. Jay Gerken
         President and                SUB-TRANSFER AGENTS
         Chief Executive Officer      PFPC Global Fund Services
                                      P.O. Box 9699
         Lewis E. Daidone             Providence, Rhode Island
         Senior Vice President and    02940-9699
         Chief Administrative Officer
                                      Primerica Shareholder Services
         Richard L. Peteka            P.O. Box 9662
         Chief Financial Officer      Providence, Rhode Island
         and Treasurer                02940-9662

         Michael Kagan
         Vice President and
         Investment Officer

         Kaprel Ozsolak
         Controller

         Robert I. Frenkel
         Secretary

   Smith Barney Growth and Income Fund




 This report is submitted for the general information of the shareholders of Smith Barney Investment Series --Smith Barney Growth and Income Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Series, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after January 31, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY GROWTH AND INCOME FUND
 Smith Barney Mutual Funds
 3120 Breckinridge Boulevard
 Duluth, Georgia 30099-0001

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds


         SalomonSmithBarney
---------------------------
A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD02101 12/02                                                          02-4177

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                               INVESTMENT SERIES
--------------------------------------------------------------------------------

                      ANNUAL REPORT  |  OCTOBER 31, 2002

                        Smith Barney Premier Selections
                            All Cap Growth Portfolio
                     Smith Barney Large Cap Core Portfolio
                    Smith Barney Growth and Income Portfolio
                       Smith Barney Government Portfolio

                            [LOGO] Smith Barney
                                   Mutual Funds
                Your Serious Money. Professionally Managed./SM/

       ----------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
       ----------------------------------------------------------------

 TABLE OF CONTENTS



       Letter to Our Shareholders....................................   1

       Smith Barney Investment Series

           Smith Barney Premier Selections All Cap Growth Portfolio..   3

           Smith Barney Large Cap Core Portfolio.....................   8

           Smith Barney Growth and Income Portfolio..................  12

           Smith Barney Government Portfolio.........................  16

       Schedules of Investments......................................  20

       Statements of Assets and Liabilities..........................  34

       Statements of Operations......................................  35

       Statements of Changes in Net Assets...........................  36

       Notes to Financial Statements.................................  38

       Financial Highlights..........................................  45

       Independent Auditors' Report..................................  49

       Additional Information........................................  50

       Tax Information...............................................  54

       Management of the Series...................................... IBC

[PHOTO]
R. JAY GERKEN



Chairman


Dear Shareholder,

Enclosed herein is the annual report for the Smith Barney Investment Series:
Smith Barney Premier Selections All Cap Growth Portfolio, Smith Barney Large
Cap Core Portfolio, Smith Barney Growth and Income Portfolio and Smith Barney Government Portfolio ("Portfolio(s)") for the year ended October 31, 2002./1/
In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of each Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Special Notice to Shareholders

We are pleased to report that in the past year R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman of the Board, President and Chief Executive Officer of the Portfolios replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney's new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years, developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the States of Illinois and Colorado.

Performance of the Smith Barney Investment Series
                    for the Year Ended October 31, 2002/2/

--------------------------------------------------------------------------------

       Smith Barney Premier Selections All Cap Growth Portfolio (16.44)%
       Smith Barney Large Cap Core Portfolio                    (18.94)%
       Smith Barney Growth and Income Portfolio                 (14.47)%
       Smith Barney Government Portfolio                          4.20%

Market Overview and Outlook

This has been a very difficult year for the equity markets, as virtually all major equity indices dropped to their lowest levels in several years. Unless the stock market dramatically rallies by year-end, we believe it is possible that many major equity indices may finish the calendar year down for the third year in a row. Such an occurrence of consecutive retreats has not happened in over 60 years. Until recently, many thought the benchmark for bear markets was that of 1973-1974, but we now believe the current period has eclipsed this earlier one in terms of length and severity.

Looking back, we believe the late 1990's was a period of excess, but in ways that transcended valuation alone. Corporate governance, a term rarely heard until recently, came to refer to many things including liberal and misleading accounting. Some high- profile corporations actually crossed the line into fraudulent behavior. We feel many chief executive officers hired between 1995 and 2000 were more attuned to their stock options and techniques to elevate their share prices than to understanding their companies' business plans. Some of these executives were poorly prepared for an economic environment radically different than the one in existence when they were hired.

The fixed-income market has been largely supported by equity market volatility as investors sought safer havens, particularly in U.S. Treasury securities. In our view, the fixed-income market was also supported by solid fundamentals such as low inflation and an extremely accommodative Federal Open Market Committee ("FOMC")./3/ The FOMC lowered short-term interest rates eleven times in 2001 in an effort to boost an ailing economy. Seeing little improvement, the FOMC decided to leave the federal funds rate ("fed funds rate")/4/ unchanged at its historically low level of 1.75% during each of the six meetings it held throughout the first ten months of 2002 (since the end of this reporting period the FOMC lowered the fed funds target

--------
1The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policy holder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub-accounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation. The performance returns for these Portfolios do not reflect expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolios. Past performance is not indicative of future results.

--------
2The performance returns set for above do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolios.
3The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
4The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


     1 Smith Barney Investment Series | 2002 Annual Report to Shareholders rate an additional 50 basis points/5/ on November 6, 2002 to 1.25%, the lowest level since April of 1958 when the target was 1.00%).

Thank you for your investment in the Smith Barney Investment Series: Smith Barney Premier Selections All Cap Growth Portfolio, Smith Barney Large Cap Core Portfolio, Smith Barney
Growth and Income Portfolio and Smith Barney Government Portfolio. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ R Jay Gerken
R. Jay Gerken
Chairman
Smith Barney Investment Series

November 22, 2002

The information provided in the following commentaries by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolios or that the percentage of the Portfolios' assets in various sectors will remain the same. Please refer to pages 20 through 33 for a list and percentage breakdown of each Portfolio's holdings. Also, please note that any discussion of the Portfolios' holdings, the Portfolios' performance, and the portfolio managers' views are as of October 31, 2002 and are subject to change.


--------
5A basis point is one one-hundredth (1/100 or 0.01) of one percent.


     2 Smith Barney Investment Series | 2002 Annual Report to Shareholders

  SMITH BARNEY PREMIER SELECTIONS ALL CAP GROWTH PORTFOLIO

Investment Strategy

The Smith Barney Premier Selections All Cap Growth Portfolio ("Portfolio") seeks long-term capital growth. Its investment portfolio consists of a large cap growth, mid cap growth and small cap growth segment.

PORTFOLIO MANAGERS:

Alan J. Blake

[PHOTO]
                  ASSUMED MANAGEMENT:
                  May 1, 2001

                  INVESTMENT EXPERIENCE:
                  More than 25 years

                  BACKGROUND: Alan J. Blake joined Smith Barney Asset Management's predecessor, Shearson Asset Management, in 1991. Since that time, he has managed large capitalization growth portfolios for institutional and private clients, in addition to mutual funds. Before joining Shearson Asset Management, Alan was a portfolio manager for Brown Brothers Harriman.

EDUCATION: B.S., Florida A&M; M.B.A., Pennsylvania's Wharton School of Business

Lawrence B. Weissman, CFA
[PHOTO]
                  ASSUMED MANAGEMENT:
                  September 15, 1999

                  INVESTMENT EXPERIENCE:
                  More than 17 years

                  BACKGROUND: Joined Smith Barney Asset Management in 1997. Previously with Neuberger & Berman and TIAA-CREF.

EDUCATION: B.S., Cornell University; M.B.A., Columbia University

Tim Woods, CFA

[PHOTO]
                  ASSUMED MANAGEMENT:
                  May 1, 2001

                  INVESTMENT EXPERIENCE:
                  More than 20 years

                  BACKGROUND: Before joining Smith Barney Asset Management, Tim was with Bankers Trust, where he co-managed more than $1 billion in small and mid-cap assets. Prior to that, he was an energy analyst with Prudential Securities. Before that, Tim was a small-cap analyst with the Bank of Boston.

EDUCATION: B.S., Florida A&M; M.B.A., University of Pennsylvania's Wharton School of Business

Smith Barney Premier Selections All Cap Growth Portfolio

Performance Update/1/

For the year ended October 31, 2002, the Portfolio returned negative 16.44%. In comparison, the Russell 1000 Growth Index ("Russell 1000 Growth"),/2/ the S&P 400 MidCap Index ("S&P MidCap")/3/ and the Russell 2000 Growth Index ("Russell 2000 Growth")/4/ returned negative 19.62%, negative 4.78% and negative 21.57%, respectively, for the same period.

Portfolio Manager Overview and Outlook for the Market and the Portfolio's Large Cap Growth Segment

The recently ended third quarter of 2002 was the worst three-month period for equity markets, as represented by the S&P 500 Index/5/, since the bear market began in March 2000. We believe, however, it may mark the end of this phase of the bear market. If



--------
1The performance returns set for above do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolio.
2The Russell 1000 Growth measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Please note that an investor cannot invest directly in an index.
3The S&P 400 MidCap is a market-value weighted index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. Please note that an investor cannot invest directly in an index.

--------
4The Russell 2000 Growth measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Please note that an investor cannot invest directly in an index.
5The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.


     3 Smith Barney Investment Series | 2002 Annual Report to Shareholders the late 1990s marked a period of irrational exuberance, where stocks detached from underlying fundamentals on the upside, we are now witnessing the mirror image of this emotional behavior on the part of market participants, with the valuation of securities disconnecting from fundamentals on the downside. When sentiment becomes this negative, equity liquidations peak, and the market appears to be falling across the board, we believe history would indicate that we are close to the end of a decline.

We believe the U.S. economy will strengthen in the fourth quarter -- monetary policy is extremely accommodative, mortgage refinancings are at record levels, and interest rates and inflation both remain low. Yet as bad as the news appears, we do not feel that corporate earnings are falling off a cliff. Yes, difficulties remain in certain areas (technology and telecommunications, most prominently), but we believe the majority of businesses are slowly recovering. The wild card is consumer confidence, which is influenced by the daily headlines regarding corporate integrity and geopolitical issues centered in the Middle East. It is our opinion that these concerns will slowly move to the back burner as they approach resolution and have a decreased effect on valuation.

In our opinion, this has been a very painful decline, on par with that of 1973-1974. However, it is creating values that have not been available in some time. A number of the world-class franchise companies that we typically invest in are now trading at levels we have not seen in over ten years.

We remain convinced that a portfolio of leadership position companies, with balance sheet strength and strong managements should be a rewarding investment over the next cycle.


Portfolio Manager Overview and Outlook for the Market and the Portfolio's Mid Cap Growth Segment

We continue to believe that the fundamental backdrop for the market is improving. Recent evidence suggests that earnings estimates have been brought down to achievable levels and the economy has begun to slowly pick up momentum. The third quarter was the first quarter in quite a while for which most companies reported earnings that exceeded expectations. But the investment world remains skittish and skeptical. We expect to see continued volatility and a very different kind of market leadership from what we've seen over the past few years. With concerns about economic and competitive pressures, accounting issues and corporate responsibility, we look for the markets to return to a more basic focus on the fundamentals of cash flows and balance sheets. Our strategy has been to focus on companies with strong franchise positions that have the potential to grow in what we expect to be a relatively modest recovery. In our opinion, companies with strong balance sheets and consistent cash flows should be in a position to drive shareholder value through investment, acquisitions, share buybacks or even dividends.

By focusing on companies in the mid cap sector, investors can participate in the potential growth and revaluation of the companies that we believe have a chance to become future blue chip companies. With interest rates at extraordinarily low levels and potential growth deeply discounted due to investors near-term concerns, we believe strong mid cap companies that are competitively well-positioned and conservatively financed offer a compelling investment opportunity as a part of an investor's diversified investment portfolio.


Portfolio Manager Overview and Outlook for the Market and the Portfolio's Small Cap Growth Segment

This has been a very difficult year for the stock markets, as virtually all major equity indices dropped to their lowest levels in several years. Unless the stock markets dramatically rally by year-end, we believe it is possible that many major equity indices may finish the calendar year down for the third year in a row. Such an occurrence of consecutive retreats has not happened in over 60 years.

During the reporting period, the stock markets continued to be pressured by slow earnings growth and negative earnings surprises. Traditional growth stocks/6/ were particularly affected,

--------
6The performance of growth stocks in this reference is based on the performance of the Russell 2000 Growth Index, which returned negative 35.13 % on a year-to-date basis ending as of the close of the reporting period. Growth stocks are shares of companies believed to exhibit the potential for faster-than-average


--------
 growth within their industries.Growth stocks generally provide an opportunity for more capital appreciation than fixed income investments but are subject to greater market fluctuations.

    4 Smith Barney Investment Series | 2002 Annual Report to Shareholders especially many stocks in the technology sector. Even those segments of the market that held up relatively well over recent years such as value stocks/7/ (e.g., particularly those classified as cyclicals, examples being equities within the housing and financials sectors), recently generated relatively weak performances. The view of consensus estimates thus far is that a meaningful turnaround in corporate profits (particularly in the technology sector) may not occur until early next year.
Given the concerns challenging the markets (i.e., issues regarding terrorist attacks, corporate accounting/financial reporting scandals, questions regarding the authenticity of accounting standards, the decline in the U.S. dollar and stock market losses), market sentiment recently has been very negative. While the equity markets have been plagued by problems, we believe there are some positive points to consider, which we believe investors are currently disregarding or overlooking.

   . Key short-term interest rates are at their lowest levels since 1962.
     Although past performance does not assure future performance, it has been our experience based upon our research that small-cap stocks have had a tendency to perform well in favorable rate environments.

   . The strength in the housing market has been virtually unprecedented amid a record level of refinancings, which has resulted in continued strength in consumer spending.

   . Based upon our opinion of statistics in reports of Gross Domestic Product
     ("GDP")/8/ data released during the period, we believe that the U.S. economy continues to show some strength.

In our view, valuations in the small-cap market are the most compelling that we have seen in years. It is important to note that the small-cap market is divided into two major categories: value (where recently the majority of stocks typically have tended to be financial, cyclical or industrial stocks) and growth (where recently the majority of the stocks generally have tended to be technology, healthcare and consumer stocks). Over the past two years, small-cap value in general has very dramatically outperformed small-cap growth. However, these dramatic performance differences have resulted in some of the lowest valuations within the small-cap growth sector that we have seen in years.

Going forward, as we enter the final calendar quarter of 2002, we anticipate that the outcome of fourth quarter earnings comparisons between 2003 and 2002 will be more favorable for companies in the Portfolio's universe than fourth quarter comparisons between 2002 and 2001. Furthermore, based upon what we deem to be today's relatively weak earnings environment, we are anticipating a general improvement in these companies' growth prospects in the future. We are hopeful that the market will recognize these positive comparisons next year. Of course, there is no guarantee that our expectations will be realized.

For a meaningful turn in the equity markets to occur, we believe there will have to be a pickup in corporate earnings and some resolutions that will make the investing public more comfortable with corporate management and financial statements in general.

We have not changed our investment approach. The small cap growth segment of the Portfolio is actively managed and our investment decisions are based upon comprehensive research findings. Because of the inherent volatility in the small-cap growth area, we think it is just as important to be disciplined in our approach to selling as it is to buying, and the process in which we buy and sell stocks remains consistent.

It has been a difficult period for the Portfolio as well as for the stock markets in general, and although we expect volatility to continue along the way, we maintain a consistent approach toward investing for the long term.

Thank you for your investment in the Smith Barney Investment Series Premier Selections All Cap Growth Portfolio. We look forward to continuing to help you meet your investment objectives.

--------
7The performance of value stocks in this reference is based on the performance of the Russell 2000 Value Index, which returned negative 15.58 % on a year-to-date basis ending as of the close of the reporting period. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power. Please note that an investor cannot invest directly in an index.

--------
8GDP is a market value of goods and services produced by labor and property in the U.S.


     5 Smith Barney Investment Series | 2002 Annual Report to Shareholders

           SMITH BARNEY PREMIER SELECTIONS ALL CAP GROWTH PORTFOLIO*


 HISTORICAL PERFORMANCE

                           Net Asset Value
                          -----------------
                          Beginning   End    Income   Capital Gain    Total
Year Ended                 of Year  of Year Dividends Distributions   Returns+
------------------------------------------------------------------------------
10/31/02                   $10.73   $ 8.96    $0.01       $0.00       (16.44)%
-----------------------------------------------------------------------------
10/31/01                    14.48    10.73     0.04        0.04       (25.45)
-----------------------------------------------------------------------------
10/31/00                    10.11    14.48     0.02        0.00        43.43
-----------------------------------------------------------------------------
9/15/99** -- 10/31/99       10.00    10.11     0.00        0.00         1.10++
-----------------------------------------------------------------------------
Total                                         $0.07       $0.04
-----------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

Year Ended 10/31/02                                                   (16.44)%
-----------------------------------------------------------------------------
9/15/99** through 10/31/02                                             (3.20)
-----------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURN+

9/15/99** through 10/31/02                                               (9.68)%
-------------------------------------------------------------------------------

 *Before May 1, 2001, the Portfolio was known as Select Mid Cap Portfolio and had a different investment style.
* *Commencement of operations.
 + Assumes reinvestment of all dividends and capital gain distributions. ++Total return is not annualized, as it may not be representative of the total return for the year.


     6 Smith Barney Investment Series | 2002 Annual Report to Shareholders

 SMITH BARNEY PREMIER SELECTIONS ALL CAP GROWTH PORTFOLIO AT A GLANCE
 (UNAUDITED)

Value of $10,000 Invested in the Smith Barney Premier Selections All Cap Growth Portfolio vs. S&P MidCap 400 Index, Russell 1000 Growth Index and Russell 2000 Growth Index+
--------------------------------------------------------------------------------
                        September 1999 -- October 2002

                                    [CHART]

          Smith Barney Premier
           Selections All Cap    Russell 1000      Russell 2000    S&P MidCap
            Growth Portfolio     Growth Index      Growth Index    400 Index
          -------------------    ------------      ------------    ----------
 9/15/99      10,000                 10,000            10,000         10,000
   10/99      10,110                 10,755            10,256          9,975
   10/00      14,501                 11,758            11,914         13,132
   10/01      10,810                  7,062             8,160         11,496
10/31/02       9,032                  5,676             6,401         10,949



+Hypothetical illustration of $10,000 invested on September 15, 1999
 (commencement of operations), assuming the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2002. Before May 1, 2001, the Portfolio was known as the Select Mid Cap Portfolio and had a different investment style. The S&P MidCap 400 Index is a widely recognized index of 400 medium-capitalization stocks. Figures for the S&P MidCap 400 Index include reinvestment of dividends. The Russell 1000 Growth Index ("Russell 1000 Growth") measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities. The Russell 2000 Growth Index ("Russell 2000 Growth") measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) The Indices are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                          INDUSTRY DIVERSIFICATION++*

[CHART]

Consumer Non-Durables       3.8%
Consumer Services           3.6%
Electronic Components       4.0%
Finance                    11.9%
Healthcare - Drugs          7.9%
Healthcare - Services      10.7%
Industrial Services         3.8%
Producer Manufacturing      7.0%
Retail                     10.9%
Technology                  7.0%
Other                      29.4%



                           INVESTMENT BREAKDOWN++**

                                    [CHART]

Common Stock            96.1%
Repurchase Agreement     3.9%


++ All information is as of October 31, 2002. Please note that the Portfolio's holdings are subject to change.
*  As a percentage of total common stock.
** As a percentage of total investments.


     7 Smith Barney Investment Series | 2002 Annual Report to Shareholders

  SMITH BARNEY LARGE CAP CORE PORTFOLIO


Investment Strategy

The Smith Barney Large Cap Core Portfolio ("Portfolio") seeks capital appreciation. Under normal market conditions, the Portfolio invests at least 80% of its net assets in the equity securities of U.S. large cap issuers and related investments. Companies that have market capitalizations within the top 1000 stocks of the equity market are considered large cap issuers.

PORTFOLIO MANAGER:

Lawrence B. Weissman, CFA

[PHOTO]           ASSUMED MANAGEMENT:
Lawrence B. WeissmaSne,ptCeFmAber 15, 1999

                  INVESTMENT EXPERIENCE:
                  More than 17 years

                  BACKGROUND: Joined Smith Barney Asset Management in 1997. Previously with Neuberger & Berman and TIAA-CREF.

EDUCATION: B.S., Cornell University; M.B.A., Columbia University

Performance Update/1 /

For the year ended October 31, 2002, the Portfolio returned negative 18.94%. In comparison, the S&P 500 Index/2/ returned negative 15.10% for the same period.

As we reported to you last period, the Portfolio's underperformance versus the S&P 500 Index continues to be due to our growth orientation and to our investing in companies with a higher average market capitalization than that of the S&P 500 Index. However, over the past six months, the Portfolio has outperformed the S&P 500 Index as fundamentals for growth stocks have improved and the sector seems to have regained some of its market leadership. Our investment philosophy continues to focus on strong growth stocks, which we believe will reflect their favorable fundamentals over time by outperforming the market. During the period, we maintained a stock selection strategy of buying companies that we believe exhibit strong fundamentals, including predictable and consistent growth, strong balance sheets, low debt-to-equity ratios and shareholder-oriented management teams.

Portfolio Manager Market Overview and Outlook

We continue to believe that the fundamental backdrop for the market is improving. Our recent observations suggest that earnings estimates have been brought down to achievable levels and the economy has begun to slowly pick up momentum. The third quarter was the first quarter in quite a while for which many companies reported earnings exceeding expectations. In addition, the number of companies revising earnings lower was significantly lower than we have seen in prior periods. During October, orders for durable goods rose nearly twice as much as was expected and unemployment claims were the lowest in almost two years. We believe corporate earnings and earnings momentum are improving. According to The Leuthold Group, the strongest year over year earnings momentum has been in the financial, consumer discretionary and technology sectors. The only sectors with negative year over year comparisons have been in energy and telecommunications.

But the investment world remains skittish and skeptical. We expect to see continued volatility and a very different kind of market leadership from what we've seen over the past few years. With concerns about economic and competitive pressures, accounting issues and corporate responsibility, and the possibility of war, we anticipate the markets will return to a more basic focus on the fundamentals of cash flows and balance sheets. Our strategy has been to focus on companies with strong franchise positions that have the potential to grow in what we expect to be

--------
1 The performance returns set for above do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolio.

--------
2 The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest in an index.


     8 Smith Barney Investment Series | 2002 Annual Report to Shareholders a relatively modest recovery. We believe companies with strong balance sheets and consistent cash flows should be in a position to drive shareholder value through investment, acquisitions, share buybacks or even dividends.

By focusing on what we perceive to be the higher quality end of the large cap sector, we feel investors can participate in the potential growth and revaluation of the companies that have a chance to benefit from an economic recovery. With interest rates at extraordinarily low levels and potential growth deeply discounted due to investors' near-term concerns, we believe sound growth companies that are competitively well-positioned and conservatively financed offer a compelling investment opportunity.

We believe employing a core strategy with a bias towards growth allows us to take advantage of the attractive relative price of long-term growth in this type of market. We have positioned the Portfolio to attempt to benefit from an anticipated change in investor perception; our bias has become more positive and we have begun to slowly and measurably increase the Portfolio's exposure to growth.

Portfolio Manager Portfolio Overview and Outlook

The Portfolio invests in the shares of companies that we believe are well positioned for growth and trading at reasonable valuations. We employ a "core" strategy, which is based on investing in companies that we believe have more consistent and stable growth. We believe these companies can be found in a variety of sectors, including sectors that might not be traditionally associated with growth investing. The Portfolio continues to be diversified across sectors as well as individual companies. Its 10 largest positions comprised only 31% of the portfolio at the end of the reporting period. While under normal market conditions the Portfolio invests at least 80% of its net assets in equity securities of large cap issuers, the Portfolio invests in a complement of medium-sized companies that we believe are well positioned for future growth. Although the Portfolio remains substantially invested, we feel that we have reacted quickly to the changing market environment.

Currently, the Portfolio's largest sector concentrations are in finance, technology and healthcare. Through the end of September 2002, we reduced the Portfolio's weightings in technology in favor of the healthcare sector and increased its exposure to financials based on fundamental trends and valuation. In early October 2002, we began to take some profits in the healthcare sector, which dramatically outperformed the S&P 500 Index off the July 2002 market lows, while increasing the Portfolio's exposure to technology. We also took some profits in the financials and consumer non-durables industries.

While the Portfolio's largest holdings are in a variety of different industries, we believe that they possess inherent competitive advantages that we expect will result in more stable and consistent growth. For example, American International Group Inc., Wells Fargo & Co., and Bank of America Corp. are financial leaders. Pfizer Inc., Johnson & Johnson and Wyeth are leaders in new drug development. Wal-Mart Stores Inc. is the world's largest retailer operating over 4,000 domestic stores. Microsoft Corp. is the world's largest independent software company and Dell Computer Corp. is a leading direct marketer of personal computers, notebook computers and servers. Also included in our holdings are several medium-sized companies, such as AMBAC Financial Group, Inc., The TJX Cos., Inc. and IndyMac Bancorp, Inc., all of which we feel are well-positioned for future growth.

We have built a portfolio that follows a growth-oriented strategy by owning some of the classic blue-chip companies as well as companies that we believe have the potential to become the blue-chips of tomorrow. We believe this strategy will provide attractive risk-adjusted returns over the long-term.

Thank you for your investment in the Smith Barney Investment Series Large Cap Core Portfolio. We recognize that you have many investment choices and we appreciate your trust and support.


    9 Smith Barney Investment Series  | 2002 Annual Report to Shareholders

                     SMITH BARNEY LARGE CAP CORE PORTFOLIO


 HISTORICAL PERFORMANCE

                           Net Asset Value
                          -----------------
                          Beginning   End    Income   Capital Gain    Total
Year Ended                 of Year  of Year Dividends Distributions   Returns+
------------------------------------------------------------------------------
10/31/02                   $ 8.96   $ 7.24    $0.02       $0.00       (18.94)%
-----------------------------------------------------------------------------
10/31/01                    12.14     8.96     0.03        0.00       (26.03)
-----------------------------------------------------------------------------
10/31/00                    10.51    12.14     0.01        0.00        15.61
-----------------------------------------------------------------------------
9/15/99* -- 10/31/99        10.00    10.51     0.00        0.00         5.10++
-----------------------------------------------------------------------------
Total                                         $0.06       $0.00
-----------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

Year Ended 10/31/02                                                   (18.94)%
-----------------------------------------------------------------------------
9/15/99* through 10/31/02                                              (9.64)
-----------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURN+

9/15/99* through 10/31/02                                             (27.15)%
-----------------------------------------------------------------------------

 + Assumes reinvestment of all dividends and capital gain distributions. ++Total return is not annualized, as it may not be representative of the total return for the year.
 * Commencement of operations.

    10 Smith Barney Investment Series | 2002 Annual Report to Shareholders

 SMITH BARNEY LARGE CAP CORE PORTFOLIO AT A GLANCE (UNAUDITED)

Value of $10,000 Invested in the Smith Barney Large Cap Core Portfolio vs. S&P 500 Index+
--------------------------------------------------------------------------------
                        September 1999 -- October 2002

                                    [CHART]

                 Smith Barney      S&P
                Large Cap Core     500
                  Portfolio       Index
                --------------   -------
Sept 5, 1999        $10,000      $10,000
Oct 1999             10,510       10,633
Oct 2000             12,150       11,278
Oct 2001              8,988        8,471
Oct 31, 2002          7,285        7,193


+Hypothetical illustration of $10,000 invested on September 15, 1999
 (commencement of operations), assuming the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2002. The S&P 500 Index is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                          INDUSTRY DIVERSIFICATION++*

                                      [CHART]

  10.0%   Consumer Non-Durables
   4.6%   Consumer Services
   5.9%   Energy
  20.5%   Finance
  14.2%   Healthcare
   7.9%   Producer Manufacturing
   7.7%   Retail
   6.9%   Software
   7.4%   Technology
   4.7%   Utilities
  10.2%   Other

                           INVESTMENT BREAKDOWN++**

                                    [CHART]

 2.7% Repurchase Agreement
97.3% Common Stock

++ All information is as of October 31, 2002. Please note that the Portfolio's holdings are subject to change.
 * As a percentage of total common stock.
** As a percentage of total investments.

    11 Smith Barney Investment Series | 2002 Annual Report to Shareholders

  SMITH BARNEY GROWTH AND INCOME PORTFOLIO


Investment Strategy
The Smith Barney Growth and Income Portfolio ("Portfolio") seeks reasonable growth and income. It aims to achieve this objective by investing in a portfolio consisting principally of equity securities, including convertible securities, that provide dividend or interest income.

PORTFOLIO MANAGER:
Michael Kagan

[PHOTO]
kagan

                  ASSUMED MANAGEMENT:
                  August 14, 2000

                  INVESTMENT EXPERIENCE:
                  More than 17 years

                  BACKGROUND: Joined Smith Barney Asset Management in 2000 and has been with Salomon Brothers Asset Management since 1994.

EDUCATION: B.A., Economics, Harvard University; attended the MIT Sloan School of Management.

Performance Update/1/

For the year ended October 31, 2002, the Portfolio returned negative 14.47%. In comparison, the S&P 500 Index/2/ returned negative 15.10% for the same period.

Portfolio Manager Market Overview

The stock market was terrible during the past year. Returns for the third calendar quarter of 2002 were the worst since 1987, and the fall from the peak in March 2000 to the trough in October 2002 was the worst decline since the Great Depression.

Historically, dramatic moves in the market have reflected inflection points in major economic variables. What do the negative returns of the past three years tell us? We do not believe that they forecast dire economic conditions. We feel that the early, aggressive response by the U.S. Federal Reserve Board ("Fed") and the resilience of the American consumer led the U.S. economy out of recession in the first calendar quarter of 2002 and has kept it growing since. Unemployment, which we believe is the single best indicator of the economy's health, peaked in the spring of 2002 and has since declined slowly.

Instead, we believe that the market is indicating that several favorable trends that powered the great bull market of 1982-2000 have come to an end, and that economic growth will be slower during the coming decade than it was during the 1990s. We believe that the 1990s economic boom was boosted by successive waves of mortgage refinancing, which consumers used to fuel their consumption. We feel that the next decade will have no such aid. Generally, we believe that the consumer's balance sheet is stretched and needs to be rebuilt. These factors do not make our outlook for the economy negative, but they do temper our view on how robust any future recovery will be.

Another significant change is the emergence of China as a world economic power. China is now the U.S.'s largest economic partner, having eclipsed Mexico earlier this year. The growth in Chinese manufacturing capacity and the expansion in Chinese exports has pressured pricing. In industries that the U.S. has long dominated, such as chemicals, U.S. manufacturers are losing market share to the Chinese. We believe that other industries may also benefit from growth of the Chinese manufacturing industry. China lacks an indigenous source of copper, and its alumina (aluminum oxide, the key raw material for aluminum) reserves are inferior. We are positioning the Portfolio to reflect what we view as the risks and opportunities that China's continued economic growth may provide.

Portfolio Manager Portfolio Overview

The Portfolio continues to be highly diversified, with holdings in every major sector of the market. The market leaders during the past year were many consumer stocks. Despite a strong performance in the fourth calendar quarter of 2001, technology stocks performed poorly for the whole of the last year. Telecommunications stocks were the worst performing group in the


--------
1The performance returns set for above do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolio.

--------
2The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest in an index.


    12 Smith Barney Investment Series | 2002 Annual Report to Shareholders market. The Portfolio's performance was helped by positions in Teva Pharmaceutical Industries Ltd. ADR and Canadian National Railway Co. Positions in Federated Department Stores, Inc., AT&T Wireless Services Inc., Sun Microsystems, Inc. and OM Group, Inc. hurt the Portfolio's performance.

Portfolio Manager Market and Portfolio Outlook

Despite recent economic data, we believe that the U.S. economy will slowly recover in 2002 and 2003. We are attempting to "barbell" the Portfolio's holdings, overweighting versus the S&P 500 Index defensive stocks such as regulated utilities, healthcare companies, basic materials and technology stocks.

We believe that dividend yields will constitute a greater portion of stock returns over the next decade. It also looks likely to us that the Federal government will reduce or eliminate the double taxation of dividends in 2003. In keeping with the Portfolio's growth and income objectives, we favorably view those companies with above-average dividend yields.

The Portfolio generally has maintained a defensive posture towards technology stocks during the past two years. The Portfolio was, in general, underweight in the sector versus the S&P 500 Index, favoring stocks we deemed less volatile in other industries. However, because of the enormous decline in valuations in the sector over the past two years, and because sentiment about the sector was so poor, we initiated many positions in the technology sector during the third quarter of 2002. We saw opportunities in companies that were trading at low multiples of cash, or in the case of Comverse Technology, Inc., below net cash. These stocks have experienced significant price appreciation since early
October 2002, so we are paring back a bit. Because we feel that the fundamentals for the sector seem to be bottoming, we may hold a more aggressive position in technology stocks going forward than we did over the past two years.

Basic materials stocks have historically been strong performers coming out of recessions. The Portfolio is overweight aluminum companies and we are avoiding the large commodity chemicals companies. Agricultural equipment and heavy trucks are two areas in the capital goods sector that we feel may offer unusually good investment opportunities.

We like the valuations and high dividend yields of the international oil companies. We feel these stocks are reflecting oil prices of only $18-20 per barrel, compared to oil prices of about $26 per barrel as of the date of this letter. By contrast, we believe the supply-demand fundamentals are poor for the natural gas market, where inventories are at historical highs. The Portfolio is overweight in the international oil sector, but it has no exploration and production (natural gas) sector exposure at the end of the reporting period.

We feel regulated utility companies such as Consolidated Edison, Inc. and The Southern Co. should offer dividends of over 5% and modest growth of 2-3% even in a recession. We continue to avoid investments in utilities with large unregulated businesses because we are concerned about the prospects for returns in those businesses. The Portfolio is overweight stocks of utility sector issuers versus the S&P 500 Index.

We believe rising healthcare costs make HMO's and ethical pharmaceutical companies unattractive investments. We cut in half the Portfolio's position in HCA Inc., as we feel the hospital cycle is aging and its valuation is no longer compelling. The Portfolio is significantly underweight in ethical drug companies, but it owns a large position in Teva Pharmaceutical Industries Ltd. ADR, the largest and, in our opinion, highest quality generic drug company. We believe that pricing in the ethical drug industry will be pressured by recently enacted state laws reducing Medicaid reimbursement. There is also patent litigation about to go before the U.S. Supreme Court that could damage the business models of the ethical pharmaceutical companies.

Thank you for your investment in the Smith Barney Investment Series Growth and Income Portfolio. We look forward to continuing to help you meet your investment objectives.


    13 Smith Barney Investment Series  | 2002 Annual Report to Shareholders

                    SMITH BARNEY GROWTH AND INCOME PORTFOLIO


 HISTORICAL PERFORMANCE

                           Net Asset Value
                          -----------------
                          Beginning   End    Income   Capital Gain    Total
Year Ended                 of Year  of Year Dividends Distributions   Returns+
------------------------------------------------------------------------------
10/31/02                   $ 8.15   $ 6.95    $0.02       $0.00       (14.47)%
-----------------------------------------------------------------------------
10/31/01                    10.77     8.15     0.05        0.04       (23.63)
-----------------------------------------------------------------------------
10/31/00                    10.10    10.77     0.02        0.00         6.86
-----------------------------------------------------------------------------
9/15/99* -- 10/31/99        10.00    10.10     0.00        0.00         1.00++
-----------------------------------------------------------------------------
Total                                         $0.09       $0.04
-----------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

Year Ended 10/31/02                                                   (14.47)%
-----------------------------------------------------------------------------
9/15/99* through 10/31/02                                             (10.58)
-----------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURN+

9/15/99* through 10/31/02                                             (29.50)%
-----------------------------------------------------------------------------

 + Assumes reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*  Commencement of operations.

    14 Smith Barney Investment Series | 2002 Annual Report to Shareholders

 SMITH BARNEY GROWTH AND INCOME PORTFOLIO AT A GLANCE (UNAUDITED)

Value of $10,000 Invested in the Smith Barney Growth and Income Portfolio vs. S&P 500 Index+
--------------------------------------------------------------------------------
                        September 1999 -- October 2002

                                    [CHART]


                  Smith Barney Growth           S&P
                  and Income Portfolio       500 Index
                  --------------------   -----------------
Sep 15, 1999           $10,000               $10,000
Oct 1999                10,100                10,633
Oct 2000                10,793                11,278
Oct 2001                 8,242                 8,471
Oct 31, 2002             7,050                 7,193









+Hypothetical illustration of $10,000 invested on September 15, 1999
 (commencement of operations), assuming the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2002. The S&P 500 Index is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                          INDUSTRY DIVERSIFICATION++*

                                      [CHART]

  Banks                            9.5%
  Communications Equipment         3.8%
  Diversified Telecommunications   3.5%
  Electric Utilities               4.3%
  Insurance                        5.9%
  Media                            3.7%
  Multi-Line Retail                4.6%
  Oil and Gas                      6.1%
  Pharmaceuticals                 11.8%
  Software                         6.7%
  Other                           40.1%



 ++All information is as of October 31, 2002. Please note that the Portfolio's holdings are subject to change.
 *As a percentage of total common stock.
**As a percentage of total investments.

                           INVESTMENT BREAKDOWN++**

                                    [CHART]

Repurchase Agreement          2.2%
Convertible Corporate Bonds   1.0%
Common Stock                 96.8%

    15 Smith Barney Investment Series | 2002 Annual Report to Shareholders

  SMITH BARNEY GOVERNMENT PORTFOLIO


Investment Strategy
The Smith Barney Government Portfolio ("Portfolio") seeks high current return consistent with the preservation of capital. Under normal market conditions, the Portfolio invests at least 80% of its net assets in government debt issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. These securities include U.S. Treasury securities, mortgage-related and asset-backed securities.

PORTFOLIO MANAGERS:

Roger M. Lavan

[PHOTO]           ASSUMED MANAGEMENT:
                  July 12, 2002
Roger M. Lavan

                  INVESTMENT EXPERIENCE:
                  17 years

                  BACKGROUND: Roger, a certified financial analyst, is an investment officer of Smith Barney Fund
Management LLC, the Portfolio's manager, and managing director of Salomon Brothers Asset Management Inc., an affiliate of the manager.

EDUCATION: B.S. Management, State University of New York, M.B.A., Fordham University

Francis L. Mustaro

[PHOTO]           ASSUMED MANAGEMENT:
                  July 12, 2002
Francis L. Mustaro

                  INVESTMENT EXPERIENCE:
                  27 years

                  BACKGROUND: Mr. Mustaro is an investment officer of the manager and is a director of Citibank, N.A.

EDUCATION: Mr. Mustaro holds a BA degree in History and Economics from Lafayette College.

Performance Update/1/
For the year ended October 31, 2002, the Portfolio returned 4.20%. In comparison, the Lehman Brothers Government Bond Index ("Lehman Government Bond Index")/2/ returned 6.41% for the same period.

Portfolio Manager Market and Portfolio Overview
The reduction of the federal funds rate ("fed funds rate")/3/ to a 40-year low combined with continued equity market volatility, increased investor appetite for fixed-income investments. Interest in U.S. Treasury securities was particularly high as investors sought out safer havens.

During the period, the U.S. Treasury modified its financing schedule by adding a weekly issued 4-week U.S. Treasury bill ("T-bills") to its issuance schedule (complementing its regularly scheduled weekly issuance of T-bills with 3-month and 6-month maturities). Four-week T-bills are typically issued to reduce the U.S. government's reliance on irregularly issued cash-management bills and to help bridge the government's short-term borrowing needs. Cash-management bills/4/ were still issued during the period, but the volume was much lower than that of prior years.

The yields on U.S. Treasury bills, which generally move in the opposite direction of T-bill prices, dropped in lockstep with the reduction in the official fed funds target. T-bill yields, despite the increased supply of bills, remained at historically low levels. In our opinion, yields are not likely to dramatically increase until the Federal Open Market Committee ("FOMC")/5/ increases its fed funds target.
--------
1 The performance returns set for above do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolio.
2 The Lehman Government Bond Index is a broad measure of bonds with maturities of up to ten years. Please note that an investor cannot invest directly in an index.
3 The fed funds rate is the interest rate that banks with excess reserves at a
  Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often indicates the direction of U.S. interest rates.
--------
4 Cash management bills are obligations of the U.S. Government with maturities that are set on an issue-by-issue basis. Most are issued with terms of less than 3 months.
5 The FOMC is a policy-making body of the Federal Reserve system responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.


    16 Smith Barney Investment Series | 2002 Annual Report to Shareholders

Portfolio Manager Market Outlook
We continue to believe that the U.S. economic recovery remains on track. Third-quarter Gross Domestic Product ("GDP")/6/ appears to be accelerating following this year's slow second quarter. We interpret the mid-year slowdown as a reaction by the business sector to the heightened state of concern over corporate accounting issues and the extreme volatility of the stock market.

If our view is correct, then we believe the next move by the FOMC will likely increase the fed funds rate target in early 2003.


We expect the short-term U.S. Treasury yield curve will steepen in anticipation of a less accommodative monetary policy by the U.S. Federal Reserve Board in 2003. We, therefore, plan to assume a more cautious maturity stance in the weeks ahead in anticipation of seeking an opportunity to lock in more attractive yield.

Thank you for your investment in the Smith Barney Government Portfolio. We look forward to continuing to help you meet your investment objectives.

--------
6 GDP is a market value of goods and services produced by labor and property in the U.S.



    17 Smith Barney Investment Series | 2002 Annual Report to Shareholders

                       SMITH BARNEY GOVERNMENT PORTFOLIO


 HISTORICAL PERFORMANCE

                           Net Asset Value
                          -----------------
                          Beginning   End    Income   Capital Gain    Total
Year Ended                 of Year  of Year Dividends Distributions   Returns+
------------------------------------------------------------------------------
10/31/02                   $11.44   $11.74    $0.11       $0.07        4.20%
-----------------------------------------------------------------------------
10/31/01                    10.62    11.44     0.57        0.00       13.56
-----------------------------------------------------------------------------
10/31/00                    10.13    10.62     0.16        0.00        6.55
-----------------------------------------------------------------------------
9/15/99* -- 10/31/99        10.00    10.13     0.00        0.00        1.30++
-----------------------------------------------------------------------------
Total                                         $0.84       $0.07
-----------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

Year Ended 10/31/02                                                   4.20%
--------------------------------------------------------------------------
9/15/99* through 10/31/02                                             8.14
--------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURN+

9/15/99* through 10/31/02                                             27.72%
---------------------------------------------------------------------------

+  Assumes reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*  Commencement of operations.

    18 Smith Barney Investment Series | 2002 Annual Report to Shareholders

 SMITH BARNEY GOVERNMENT PORTFOLIO AT A GLANCE (UNAUDITED)


Value of $10,000 Invested in the Smith Barney Government Portfolio vs. Lehman Brothers Government Bond Index+
--------------------------------------------------------------------------------
                        September 1999 -- October 2002

                                    [CHART]


                   Smith Barney            Lehman Brothers
               Government Portfolio     Government Bond Index
               --------------------     ---------------------
Sep 15, 1999         $10,000                   $10,000
Oct 1999              10,130                    10,016
Oct 2000              10,793                    10,820
Oct 2001              12,257                    12,451
Oct 31, 2002          12,772                    13,249


+Hypothetical illustration of $10,000 invested on September 15, 1999
 (commencement of operations), assuming the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2002. The Lehman Brothers Government Bond Index includes U.S. Treasury and government agency securities with maturities of one year or more having a minimum outstanding principal of $100 million and are only fixed-coupon securities. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                             INVESTMENT BREAKDOWN*

                                    [CHART]

Mortgage-Backed Securities      31.6%
U.S. Treasury Obligations       38.4%
U.S. Government Agencies         4.9%
Repurchase Agreements           25.1%


U.S. Treasury Obligations are debt obligations of the United States government. They are secured by the full faith and credit of the U.S. government, and include such instruments as Treasury bonds, notes and bills.

Mortgage-Backed Securities are debt securities issued by U.S. government agencies such as the Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA") and Government National Mortgage Association ("GNMA"). They generally represent thousands of individual home mortgages that are pooled to form securities. As homeowners pay interest and principal each month, these payments are passed on to investors. Mortgage-backed securities are backed by the full faith and credit of the issuing agency.

*As a percentage of total investments. Please note holdings are as of October
 31, 2002 and are subject to change.

    19 Smith Barney Investment Series | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS                                       OCTOBER 31, 2002


           Smith Barney Premier Selections All Cap Growth Portfolio


SHARES                    SECURITY                       VALUE
-----------------------------------------------------------------
COMMON STOCK -- 96.1%
Aerospace and Defense -- 0.9%
 4,025 Alliant Techsystems Inc.*                      $   242,104
-----------------------------------------------------------------
Auto Parts and Equipment -- 0.4%
 3,400 Lear Corp.*                                        124,270
-----------------------------------------------------------------
Banks -- 1.3%
 5,100 Mercantile Bankshares Corp.                        198,594
 6,800 National Commerce Financial Corp.                  166,464
-----------------------------------------------------------------
                                                          365,058
-----------------------------------------------------------------
Biotechnology -- 0.3%
 1,850 IDEC Pharmaceuticals Corp.*                         85,137
-----------------------------------------------------------------
Casino/Hotels -- 1.5%
 4,700 Mandalay Resort Group*                             132,963
16,600 Station Casinos, Inc.*                             298,634
-----------------------------------------------------------------
                                                          431,597
-----------------------------------------------------------------
Chemicals -- 0.5%
 3,900 International Flavors & Fragrances Inc.            130,845
-----------------------------------------------------------------
Commercial Services -- 0.2%
 5,700 Plexus Corp.*                                       61,161
-----------------------------------------------------------------
Computers -- 2.6%
 7,402 The BISYS Group, Inc.*                             132,496
 8,000 CACI International Inc., Class A Shares*           327,280
 2,800 Lexmark International, Inc.*                       166,376
 4,800 Manhattan Associates, Inc.*                        107,904
-----------------------------------------------------------------
                                                          734,056
-----------------------------------------------------------------
Consumer Durables -- 1.1%
 3,500 Alcon, Inc.                                        143,570
 1,210 Electronic Arts Inc.*                               78,795
 1,920 SPX Corp.                                           80,659
-----------------------------------------------------------------
                                                          303,024
-----------------------------------------------------------------
Consumer Non-Durables -- 3.7%
22,500 The Coca-Cola Co.                                1,045,800
-----------------------------------------------------------------
Consumer Services -- 3.5%
23,900 AOL Time Warner, Inc.*                             352,525
 5,930 Imax Corp.*                                         29,591
 3,900 Univision Communications Inc., Class A Shares*     101,049
 3,500 Valassis Communications, Inc.*                      90,300
24,700 The Walt Disney Co.                                412,490
-----------------------------------------------------------------
                                                          985,955
-----------------------------------------------------------------
Cosmetics -- 0.6%
 3,550 Alberto-Culver Co.                                 170,932
-----------------------------------------------------------------
Education -- 1.1%
 7,500 Career Education Corp.*                            300,825
-----------------------------------------------------------------
Electronic Components -- 3.9%
25,500 Intel Corp.                                        441,150
12,700 Lam Research Corp.*                                159,893

                      See Notes to Financial Statements.


    20 Smith Barney Investment Series | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002



           Smith Barney Premier Selections All Cap Growth Portfolio

       SHARES                    SECURITY                       VALUE
       -----------------------------------------------------------------
       Electronic Components -- 3.9% (continued)
        8,900 Micrel Inc.*                                   $    73,514
       27,000 Texas Instruments, Inc.                            428,220
       -----------------------------------------------------------------
                                                               1,102,777
       -----------------------------------------------------------------
       Electronics -- 1.2%
        6,900 Cymer, Inc.*                                       173,328
        1,700 L-3 Communications Holdings, Inc.*                  79,900
        4,100 Pepco Holdings, Inc.*                               84,870
       -----------------------------------------------------------------
                                                                 338,098
       -----------------------------------------------------------------
       Energy -- 1.8%
        2,300 Mirant Corp.*                                        4,922
        6,000 Newfield Exploration Co.*                          209,940
        6,000 Stone Energy Corp.*                                192,960
        5,000 Wisconsin Energy Corp.                             114,900
       -----------------------------------------------------------------
                                                                 522,722
       -----------------------------------------------------------------
       Engineering and Construction -- 0.3%
        3,200 Jacobs Engineering Group Inc.*                      96,928
       -----------------------------------------------------------------
       Finance -- 11.4%
        4,017 Ambac Financial Group, Inc.                        248,251
       12,100 American International Group, Inc.                 756,855
        8,400 Bank One Corp.                                     323,988
        7,350 Banknorth Group, Inc.                              170,299
        3,200 Capital One Financial Corp.                         97,504
        7,400 Commerce Bancorp, Inc.                             339,734
        5,700 Compass Bancshares, Inc.                           184,110
        9,500 Eaton Vance Corp.                                  272,745
       12,500 Merrill Lynch & Co., Inc.                          474,375
        3,200 Southwest Bancorporation of Texas, Inc.*            90,400
        2,300 StanCorp Financial Group, Inc.                     124,200
        9,300 Waddell & Reed Financial, Inc., Class A Shares     162,750
       -----------------------------------------------------------------
                                                               3,245,211
       -----------------------------------------------------------------
       Food -- 1.2%
        4,000 Dean Foods Co.*                                    149,960
        4,100 Hormel Foods Corp.                                  99,220
        2,150 Performance Food Group Co.*                         79,959
       -----------------------------------------------------------------
                                                                 329,139
       -----------------------------------------------------------------
       Healthcare - Drugs -- 7.5%
       13,800 Amgen, Inc.*                                       642,528
       17,200 Merck & Co., Inc.                                  932,928
       18,100 Pfizer, Inc.                                       575,037
       -----------------------------------------------------------------
                                                               2,150,493
       -----------------------------------------------------------------
       Healthcare - Services -- 10.3%
        3,600 AmerisourceBergen Corp.                            256,140
       13,100 Cobalt Corp.*                                      214,185
       10,500 Coventry Health Care, Inc.*                        351,330
        7,500 Henry Schein, Inc.*                                376,275
       12,800 Johnson & Johnson                                  752,000
        3,000 LifePoint Hospitals, Inc.*                          94,050
        7,500 PacifiCare Health Systems, Inc.*                   221,700

                      See Notes to Financial Statements.


    21 Smith Barney Investment Series | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


              Smith Barney Premier Selections All Cap Growth Portfolio

SHARES                             SECURITY                                 VALUE
--------------------------------------------------------------------------------------
Healthcare - Services -- 10.3% (continued)
25,000 Quest Diagnostics, Inc.*                                          $   273,000
 2,100 St. Jude Medical, Inc.*                                                74,781
 2,000 Triad Hospitals, Inc.*                                                 73,000
 5,150 Universal Health Services, Inc., Class B Shares*                      249,672
-----------------------------------------------------------------------------------
                                                                           2,936,133
-----------------------------------------------------------------------------------
Industrial Services -- 3.6%
 3,800 Air Products & Chemicals, Inc.                                        167,960
 7,200 Brooks-PRI Automation, Inc.*                                          110,088
 2,280 Cooper Cameron Corp.*                                                 106,294
 2,750 IDEX Corp.                                                             82,610
 6,400 Smith International, Inc.*                                            200,064
 8,500 Smurfit-Stone Container Corp.*                                        110,585
 6,250 Weatherford International, Inc.*                                      250,250
-----------------------------------------------------------------------------------
                                                                           1,027,851
-----------------------------------------------------------------------------------
Insurance -- 0.9%
 9,250 Arthur J. Gallagher & Co.                                             248,085
-----------------------------------------------------------------------------------
Leisure Time -- 0.3%
 4,700 Royal Caribbean Cruises Ltd.                                           86,292
-----------------------------------------------------------------------------------
Lodging -- 0.8%
 9,600 Fairmont Hotels & Resorts Inc.                                        235,776
-----------------------------------------------------------------------------------
Media -- 2.1%
 1,500 The E.W. Scripps Co., Class A Shares                                  115,785
 4,100 Entercom Communications Corp.*                                        201,802
 4,400 Lin TV Corp., Class A Shares*                                          90,772
10,000 Regal Entertainment Group, Class A Shares                             193,000
-----------------------------------------------------------------------------------
                                                                             601,359
-----------------------------------------------------------------------------------
Oil and Gas -- 3.2%
 6,250 KeySpan Corp.                                                         228,312
 1,950 Murphy Oil Corp.                                                      163,468
 4,950 Nabors Industries, Ltd.*                                              173,102
13,400 Pioneer Natural Resources Co.*                                        333,258
-----------------------------------------------------------------------------------
                                                                             898,140
-----------------------------------------------------------------------------------
Pharmaceuticals -- 1.2%
 2,000 Cephalon, Inc.*                                                       100,540
 2,500 Gilead Sciences, Inc.*                                                 86,850
 2,000 Teva Pharmaceutical Industries Ltd., Sponsored ADR                    154,860
-----------------------------------------------------------------------------------
                                                                             342,250
-----------------------------------------------------------------------------------
Process Industries -- 0.6%
 3,500 Ecolab Inc.                                                           168,875
-----------------------------------------------------------------------------------
Producer Manufacturing -- 6.7%
 1,450 Danaher Corp.                                                          83,882
14,800 General Electric Co.                                                  373,700
41,400 The Gillette Co.                                                    1,237,032
15,700 Tyco International Ltd.                                               227,022
-----------------------------------------------------------------------------------
                                                                           1,921,636
-----------------------------------------------------------------------------------
Real Estate -- 0.9%
 8,900 The St. Joe Co.                                                       259,702
-----------------------------------------------------------------------------------

                      See Notes to Financial Statements.


    22 Smith Barney Investment Series | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                Smith Barney Premier Selections All Cap Growth Portfolio

  SHARES                               SECURITY                                 VALUE
------------------------------------------------------------------------------------------
Retail -- 10.4%
    34,200 Amazon.com, Inc.*                                                 $   662,112
     7,100 Barnes & Noble, Inc.*                                                 149,810
     6,300 Brinker International, Inc.*                                          178,857
     5,700 The Cheesecake Factory Inc.*                                          193,230
    15,800 Chico's FAS, Inc.*                                                    304,940
     9,400 Coach, Inc.*                                                          279,650
    22,300 The Home Depot, Inc.                                                  644,024
     9,000 Jo-Ann Stores, Inc.*                                                  219,150
     6,300 Outback Steakhouse, Inc.*                                             214,515
     3,000 Ross Stores, Inc.                                                     125,550
---------------------------------------------------------------------------------------
                                                                               2,971,838
---------------------------------------------------------------------------------------
Semiconductors -- 1.4%
     9,050 ATMI, Inc.*                                                           166,429
     5,200 Microchip Technology Inc.*                                            126,880
     7,350 Semtech Corp.*                                                        103,856
---------------------------------------------------------------------------------------
                                                                                 397,165
---------------------------------------------------------------------------------------
Software -- 0.8%
     5,900 Hyperion Solutions Corp.*                                             159,300
    11,500 Rational Software Corp.*                                               76,130
---------------------------------------------------------------------------------------
                                                                                 235,430
---------------------------------------------------------------------------------------
Technology -- 6.7%
     6,350 Activision, Inc.*                                                     130,175
    20,700 Cisco Systems, Inc.*                                                  231,426
    11,800 Emulex Corp.*                                                         211,810
     3,450 Intuit Inc.*                                                          179,124
     3,400 Jabil Circuit, Inc.*                                                   52,462
     3,275 Mercury Interactive Corp.*                                             86,362
    16,300 Microsoft Corp.*                                                      871,561
     3,700 Network Associates, Inc.*                                              58,793
     8,100 Teradyne, Inc.*                                                        98,091
---------------------------------------------------------------------------------------
                                                                               1,919,804
---------------------------------------------------------------------------------------
Telecommunications -- 1.2%
     4,800 Lucent Technologies Inc.*                                               5,904
    37,900 Motorola, Inc.                                                        347,543
---------------------------------------------------------------------------------------
                                                                                 353,447
---------------------------------------------------------------------------------------
           TOTAL COMMON STOCK
           (Cost -- $33,113,251)                                              27,369,915
---------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
   FACE
  AMOUNT                               SECURITY                                 VALUE
------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.9%
$1,120,000 Merrill Lynch & Co., Inc., 1.850% due 11/1/02; Proceeds at
             maturity -- $1,120,058; (Fully collateralized by Federal Home
             Loan Mortgage Corp. Discount Notes and Federal National
             Mortgage Association Discount Notes, 0.000% due 1/29/03 to
             4/30/03; Market value -- $1,142,400) (Cost -- $1,120,000)         1,120,000
---------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $34,233,251**)                                           $28,489,915
---------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

 *Non-income producing security.
**Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


    23 Smith Barney Investment Series | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                     Smith Barney Large Cap Core Portfolio

 SHARES                             SECURITY                                  VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 97.3%
Consumer Durables -- 1.6%
 8,440  Electronic Arts, Inc.*                                            $     549,613
10,412  SPX Corp.*                                                              437,408
--------------------------------------------------------------------------------------
                                                                                987,021
--------------------------------------------------------------------------------------
Consumer Non-Durables -- 9.7%
18,250  The Coca-Cola Co.                                                       848,260
 6,250  The Estee Lauder Cos. Inc.                                              182,000
12,460  The Gillette Co.                                                        372,305
16,150  Kimberly-Clark Corp.                                                    831,725
27,975  Kraft Foods Inc., Class A Shares                                      1,105,013
 9,100  Medtronic, Inc.                                                         407,680
20,505  PepsiCo, Inc.                                                           904,271
 9,850  The Procter & Gamble Co.                                                871,233
 6,600  Unilever N.V. -- NY Shares                                              422,466
--------------------------------------------------------------------------------------
                                                                              5,944,953
--------------------------------------------------------------------------------------
Consumer Services -- 4.4%
23,200  AOL Time Warner, Inc.*                                                  342,200
20,800  Cox Communications, Inc.*                                               569,920
 5,150  Harley-Davidson, Inc.                                                   269,345
 8,250  Paychex, Inc.                                                           237,765
22,781  Viacom Inc., Class A Shares*                                          1,016,260
16,900  The Walt Disney Co.                                                     282,230
--------------------------------------------------------------------------------------
                                                                              2,717,720
--------------------------------------------------------------------------------------
Energy -- 5.7%
 8,542  BP PLC, Sponsored ADR                                                   328,440
 3,750  Exelon Corp.                                                            189,000
58,356  Exxon Mobil Corp.                                                     1,964,263
10,200  Noble Corp.*                                                            329,664
10,450  Total Fina Elf S.A., Sponsored ADR                                      710,809
--------------------------------------------------------------------------------------
                                                                              3,522,176
--------------------------------------------------------------------------------------
Finance -- 19.9%
28,750  AMBAC Financial Group, Inc.                                           1,776,750
35,700  American International Group, Inc.                                    2,233,035
17,450  Bank of America Co., Inc.                                             1,218,010
 5,500  The Bank of New York Co., Inc.                                          143,000
23,050  Capital One Financial Corp.                                             702,333
12,050  Fannie Mae                                                              805,663
14,950  Freddie Mac                                                             920,621
22,530  IndyMac Bancorp, Inc.*                                                  419,959
15,000  J.P. Morgan Chase & Co.                                                 311,250
14,600  Lehman Brothers Holdings Inc.                                           777,742
19,700  Morgan Stanley                                                          766,724
10,350  SunTrust Banks, Inc.                                                    629,694
30,300  Wells Fargo & Co.                                                     1,529,241
--------------------------------------------------------------------------------------
                                                                             12,234,022
--------------------------------------------------------------------------------------
Healthcare -- 13.9%
19,090  Alcon, Inc.*                                                            783,072
12,660  Amgen Inc.*                                                             589,450
 6,675  Eli Lilly & Co.                                                         370,463

                      See Notes to Financial Statements.


    24 Smith Barney Investment Series | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                 Smith Barney Large Cap Core Portfolio

 SHARES                      SECURITY                          VALUE
------------------------------------------------------------------------
Healthcare -- 13.9% (continued)
15,250  HCA Inc.                                           $     663,222
25,750  Johnson & Johnson                                      1,512,812
 5,500  Merck & Co., Inc.                                        298,320
57,975  Pfizer Inc.                                            1,841,866
19,000  Pharmacia Corp.                                          817,000
 7,250  Schering-Plough Corp.                                    154,788
 5,250  Teva Pharmaceutical Industries Ltd., Sponsored ADR       406,508
 3,600  Wellpoint Health Networks Inc.*                          270,756
23,600  Wyeth                                                    790,600
------------------------------------------------------------------------
                                                               8,498,857
------------------------------------------------------------------------
Indices -- 0.5%
 3,050  iShares Nasdaq Biotechnology Index Fund*                 155,855
 6,500  Nasdaq-100 Index Tracking Stock*                         159,575
------------------------------------------------------------------------
                                                                 315,430
------------------------------------------------------------------------
Industrial Services -- 3.4%
 2,650  Danaher Corp.                                            153,302
 6,500  Lockheed Martin Corp.                                    376,350
12,425  Praxair, Inc.                                            677,163
 7,250  United Technologies Corp.                                447,108
11,340  Weatherford International, Inc.*                         454,054
------------------------------------------------------------------------
                                                               2,107,977
------------------------------------------------------------------------
Insurance -- 1.5%
     5  Berkshire Hathaway Inc., Class A Shares*                 370,950
15,750  The St. Paul Cos., Inc.                                  516,600
------------------------------------------------------------------------
                                                                 887,550
------------------------------------------------------------------------
Media -- 0.5%
 2,050  Gannett Co., Inc.                                        155,656
 3,300  Tribune Co.                                              158,565
------------------------------------------------------------------------
                                                                 314,221
------------------------------------------------------------------------
Producer Manufacturing -- 7.7%
 3,950  3M Co.                                                   501,413
10,500  Alcan, Inc.                                              295,575
24,050  Alcoa, Inc.                                              530,543
 6,700  E.I. Du Pont De NeMours & Co.                            276,375
12,505  EnCana Corp.                                             363,895
61,880  General Electric Co.                                   1,562,470
19,050  Honeywell International Inc.                             456,057
13,020  Maxim Integrated Products, Inc.*                         414,557
21,500  Tyco International Ltd.                                  310,890
------------------------------------------------------------------------
                                                               4,711,775
------------------------------------------------------------------------
Retail -- 7.5%
14,550  Costco Wholesale Corp.*                                  493,681
11,676  The Home Depot, Inc.                                     337,203
13,300  Lowe's Cos., Inc.                                        555,009
 6,150  Safeway Inc.*                                            142,065
 6,800  Sara Lee Corp.                                           155,244
 8,700  Target Corp.                                             262,044
45,050  The TJX Cos., Inc.                                       924,426
32,300  Wal-Mart Stores, Inc.                                  1,729,665
------------------------------------------------------------------------
                                                               4,599,337
------------------------------------------------------------------------

                      See Notes to Financial Statements.


    25 Smith Barney Investment Series | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                                        Smith Barney Large Cap Core Portfolio

  SHARES                                              SECURITY                                                VALUE
----------------------------------------------------------------------------------------------------------------------
Software -- 6.8%
    19,500 BEA Systems, Inc.*                                                                              $   157,735
    51,980 Microsoft Corp.*                                                                                  2,779,371
    62,125 Oracle Corp.*                                                                                       633,054
    15,450 SAP AG, Sponsored ADR                                                                               295,713
    18,520 VERITAS Software Corp.*                                                                             282,430
----------------------------------------------------------------------------------------------------------------------
                                                                                                             4,148,303
----------------------------------------------------------------------------------------------------------------------
Technology -- 7.2%
    51,800 Cisco Systems, Inc.*                                                                                579,124
    28,700 Dell Computer Corp.*                                                                                821,107
    17,700 EMC Corp.*                                                                                           90,447
    17,350 Hewlett-Packard Co.                                                                                 274,130
    51,218 Intel Corp.                                                                                         886,071
     6,500 International Business Machines Corp.                                                               513,110
     6,900 Intuit Inc.*                                                                                        358,248
     5,900 Lexmark International Group, Inc., Class A Shares*                                                  350,578
    34,800 Lucent Technologies Inc.                                                                             42,804
    83,250 Sun Microsystems, Inc.*                                                                             246,503
    15,500 Texas Instruments Inc.                                                                              245,830
----------------------------------------------------------------------------------------------------------------------
                                                                                                             4,407,952
----------------------------------------------------------------------------------------------------------------------
Telecommunications and Equipment -- 1.6%
    32,029 AT&T Wireless Services Inc.*                                                                        220,039
    26,400 Motorola, Inc.                                                                                      242,088
    23,850 Nokia Oyj, Sponsored ADR                                                                            396,387
     4,900 Univision Communications Inc., Class A Shares*                                                      126,959
----------------------------------------------------------------------------------------------------------------------
                                                                                                               985,473
----------------------------------------------------------------------------------------------------------------------
Transportation -- 0.8%
     8,400 United Parcel Service, Inc., Class B Shares                                                         504,084
----------------------------------------------------------------------------------------------------------------------
Utilities -- 4.6%
    57,287 AT&T Corp.                                                                                          747,022
    16,900 Mirant Corp.*                                                                                        36,166
    12,250 The Southern Co.                                                                                    363,825
    44,215 Verizon Communications Inc.                                                                       1,669,558
----------------------------------------------------------------------------------------------------------------------
                                                                                                             2,816,571
----------------------------------------------------------------------------------------------------------------------
           TOTAL COMMON STOCK
           (Cost -- $68,415,883)                                                                            59,703,422
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
  FACE
 AMOUNT                                               SECURITY                                                VALUE
----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.7%
$1,684,000 Merrill Lynch & Co., Inc., 1.850% due 11/1/02; Proceeds at maturity -- $1,684,087;
             (Fully collateralized by Federal Home Loan Mortgage Corp. Discount Notes and Federal National
             Mortgage Association Discount Notes, 0.000% due 1/29/03 to 4/30/03;
             Market value -- $1,717,680) (Cost -- 1,684,000)                                                 1,684,000
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $70,099,883**)                                                                         $61,387,422
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

 *Non-income producing security.
**Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


    26 Smith Barney Investment Series | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                              Smith Barney Growth and Income Portfolio

 SHARES                                       SECURITY                                           VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCK -- 96.8%
Aerospace and Defense -- 1.0%
  2,800 The Boeing Co.                                                                        $     83,300
  1,000 General Dynamics Corp.                                                                      79,130
  3,500 United Technologies Corp.                                                                  215,845
---------------------------------------------------------------------------------------------------------
                                                                                                   378,275
---------------------------------------------------------------------------------------------------------
Automobiles -- 0.2%
  2,700 Navistar International Corp., Inc.*                                                         60,534
---------------------------------------------------------------------------------------------------------
Banks -- 9.2%
  9,200 Bank of America Corp.                                                                      642,160
 28,200 The Bank of New York Co., Inc.                                                             733,200
 11,400 Bank One Corp.                                                                             439,698
  2,200 Comerica, Inc.                                                                              96,052
 12,200 Fleet Boston Financial Corp.                                                               285,358
  3,300 J.P. Morgan Chase & Co.                                                                     68,475
  7,700 Wachovia Corp.                                                                             267,883
  1,100 Washington Mutual, Inc.                                                                     39,336
 15,500 Wells Fargo & Co.                                                                          782,285
---------------------------------------------------------------------------------------------------------
                                                                                                 3,354,447
---------------------------------------------------------------------------------------------------------
Beverages -- 2.0%
 16,500 PepsiCo, Inc.                                                                              727,650
---------------------------------------------------------------------------------------------------------
Biotechnology -- 1.3%
 10,200 Amgen, Inc.*                                                                               474,912
---------------------------------------------------------------------------------------------------------
Brokers and Investment Management -- 2.8%
  5,000 The Goldman Sachs Group, Inc.                                                              358,000
 10,600 Merrill Lynch & Co., Inc.                                                                  402,270
  6,300 Morgan Stanley                                                                             245,196
---------------------------------------------------------------------------------------------------------
                                                                                                 1,005,466
---------------------------------------------------------------------------------------------------------
Chemicals -- 0.5%
  4,600 OM Group, Inc.                                                                              29,854
 18,200 PolyOne Corp.                                                                              145,600
---------------------------------------------------------------------------------------------------------
                                                                                                   175,454
---------------------------------------------------------------------------------------------------------
Commercial Services -- 2.2%
  6,600 Ecolab Inc.                                                                                318,450
  2,200 First Data Corp.                                                                            76,868
 14,500 Paychex, Inc.                                                                              417,890
---------------------------------------------------------------------------------------------------------
                                                                                                   813,208
---------------------------------------------------------------------------------------------------------
Communications Equipment -- 3.6%
 19,600 CIENA Corp.*                                                                                72,128
 33,100 Cisco Systems, Inc.*                                                                       370,058
 28,000 Comverse Technology, Inc.*                                                                 204,120
 41,200 Nokia Corp., Sponsored ADR                                                                 684,744
---------------------------------------------------------------------------------------------------------
                                                                                                 1,331,050
---------------------------------------------------------------------------------------------------------
Computers and Peripherals -- 2.7%
  5,400 Brocade Communications Systems, Inc.*                                                       37,098
 23,300 Dell Computer Corp.*                                                                       666,613
100,400 Sun Microsystems, Inc.*                                                                    297,284
---------------------------------------------------------------------------------------------------------
                                                                                                 1,000,995
---------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


    27 Smith Barney Investment Series | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                         Smith Barney Growth and Income Portfolio

 SHARES                                  SECURITY                                      VALUE
--------------------------------------------------------------------------------------------------
Diversified Financials -- 0.3%
 3,000  American Express Co.                                                        $    109,110
-----------------------------------------------------------------------------------------------
Diversified Manufacturing -- 0.7%
18,800  Tyco International Ltd.                                                          271,848
-----------------------------------------------------------------------------------------------
Diversified Telecommunications -- 3.4%
22,200  AT&T Corp.                                                                       289,488
 6,600  UnitedGlobalCom Inc., Class A Shares*                                             12,474
24,900  Verizon Communications, Inc.                                                     940,224
-----------------------------------------------------------------------------------------------
                                                                                       1,242,186
-----------------------------------------------------------------------------------------------
Electric Utilities -- 4.2%
18,100  American Electric Power Co., Inc.                                                464,084
 6,800  Consolidated Edison, Inc.                                                        289,476
 4,500  Exelon Corp.                                                                     226,800
18,500  The Southern Co.                                                                 549,450
-----------------------------------------------------------------------------------------------
                                                                                       1,529,810
-----------------------------------------------------------------------------------------------
Electronic Equipment -- 0.3%
 8,200  Celestica, Inc.*                                                                 113,160
-----------------------------------------------------------------------------------------------
Food and Drug Retailing -- 1.7%
 4,700  The Kroger Co.                                                                    69,748
23,700  Safeway, Inc.*                                                                   547,470
-----------------------------------------------------------------------------------------------
                                                                                         617,218
-----------------------------------------------------------------------------------------------
Food Products -- 1.9%
 7,300  General Mills, Inc.                                                              301,636
 2,700  Kraft Foods Inc., Class A Shares                                                 106,650
 4,300  Unilever N.V.                                                                    275,243
-----------------------------------------------------------------------------------------------
                                                                                         683,529
-----------------------------------------------------------------------------------------------
Government Sponsored Enterprises -- 1.4%
 8,500  Freddie Mac                                                                      523,430
-----------------------------------------------------------------------------------------------
Healthcare Equipment -- 1.0%
10,800  Applied Biosystems Group-Applera Corp.                                           218,484
 4,400  St. Jude Medical, Inc.*                                                          156,684
-----------------------------------------------------------------------------------------------
                                                                                         375,168
-----------------------------------------------------------------------------------------------
Healthcare Providers -- 1.2%
10,000  HCA, Inc.+                                                                       434,900
-----------------------------------------------------------------------------------------------
Hotels and Restaurants -- 1.3%
15,000  MGM MIRAGE*                                                                      466,500
-----------------------------------------------------------------------------------------------
Household Products -- 1.0%
 6,900  Kimberly-Clark Corp.                                                             355,350
-----------------------------------------------------------------------------------------------
Industrial Conglomerates -- 2.7%
26,300  General Electric Co.                                                             664,075
 7,800  SPX Corp.                                                                        327,678
-----------------------------------------------------------------------------------------------
                                                                                         991,753
-----------------------------------------------------------------------------------------------
Insurance -- 5.7%
21,168  American International Group, Inc.                                             1,324,059
     2  Berkshire Hathaway Inc., Class A Shares*                                         148,380
 6,100  The Hartford Financial Services Group, Inc.                                      240,950

                      See Notes to Financial Statements.


    28 Smith Barney Investment Series | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                         Smith Barney Growth and Income Portfolio

 SHARES                                  SECURITY                                      VALUE
------------------------------------------------------------------------------------------------
Insurance -- 5.7% (continued)
 4,800  Marsh & McLennan Cos., Inc.                                                 $    224,208
 1,800  XL Capital Ltd., Class A Shares                                                  137,070
-----------------------------------------------------------------------------------------------
                                                                                       2,074,667
-----------------------------------------------------------------------------------------------
Machinery -- 2.4%
 3,800  Cummins, Inc.                                                                     91,048
 2,900  Danaher Corp.                                                                    167,765
 8,700  Deere & Co.                                                                      403,593
 4,750  PACCAR, Inc.                                                                     209,570
-----------------------------------------------------------------------------------------------
                                                                                         871,976
-----------------------------------------------------------------------------------------------
Media -- 3.5%
 7,700  Comcast Corp., Special Class A Shares*                                           177,177
32,600  Liberty Media Corp., Class A Shares*                                             269,602
42,800  The News Corp. Ltd.                                                              846,156
-----------------------------------------------------------------------------------------------
                                                                                       1,292,935
-----------------------------------------------------------------------------------------------
Metals and Mining -- 1.8%
 6,400  Alcan, Inc.                                                                      180,160
18,100  Alcoa, Inc.                                                                      399,286
 5,300  Barrick Gold Corp.                                                                79,871
-----------------------------------------------------------------------------------------------
                                                                                         659,317
-----------------------------------------------------------------------------------------------
Multi-Line Retail -- 4.5%
29,000  Costco Wholesale Corp.*                                                          983,970
21,000  Federated Department Stores, Inc.*                                               644,700
-----------------------------------------------------------------------------------------------
                                                                                       1,628,670
-----------------------------------------------------------------------------------------------
Oil and Gas -- 6.0%
 2,400  El Paso Corp.                                                                     18,600
34,000  Exxon Mobil Corp.                                                              1,144,440
 2,700  Royal Dutch Petroleum Co., Sponsored ADR                                         115,506
10,700  Total Fina Elf S.A., Sponsored ADR                                               727,814
 7,500  Transocean, Inc.                                                                 164,850
-----------------------------------------------------------------------------------------------
                                                                                       2,171,210
-----------------------------------------------------------------------------------------------
Paper and Forest Products -- 0.5%
 8,100  Smurfit-Stone Container Corp.*                                                   105,381
 2,900  UPM-Kymmene Oyj, Sponsored ADR                                                    94,801
-----------------------------------------------------------------------------------------------
                                                                                         200,182
-----------------------------------------------------------------------------------------------
Personal Products -- 1.0%
 1,800  Avon Products, Inc.                                                               87,282
 9,500  The Estee Lauder Cos., Inc., Class A Shares                                      276,640
-----------------------------------------------------------------------------------------------
                                                                                         363,922
-----------------------------------------------------------------------------------------------
Pharmaceuticals -- 11.4%
 6,300  Cephalon, Inc.*                                                                  316,701
 7,200  Eli Lilly & Co.                                                                  399,600
 4,600  Johnson & Johnson                                                                270,250
 6,600  Novartis AG, ADR                                                                 250,404
30,800  Pfizer Inc.                                                                      978,516
11,000  Pharmacia Corp.                                                                  473,000

                      See Notes to Financial Statements.


    29 Smith Barney Investment Series  | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                          Smith Barney Growth and Income Portfolio

 SHARES                                   SECURITY                                      VALUE
--------------------------------------------------------------------------------------------------
Pharmaceuticals -- 11.4% (continued)
  16,300 Schering-Plough Corp.                                                       $   348,005
  13,700 Teva Pharmaceutical Industries Ltd., Sponsored ADR                            1,060,791
   2,100 Wyeth                                                                            70,350
-----------------------------------------------------------------------------------------------
                                                                                       4,167,617
-----------------------------------------------------------------------------------------------
Railroads -- 0.8%
   6,400 Canadian National Railway Co.                                                   273,088
-----------------------------------------------------------------------------------------------
Real Estate Investment Trust -- 0.4%
   6,400 CarrAmerica Realty Corp.                                                        151,936
-----------------------------------------------------------------------------------------------
Semiconductors and Equipment -- 2.2%
   5,300 Applied Materials, Inc.*                                                         79,659
  14,800 Intel Corp.                                                                     256,040
   3,400 Linear Technology Corp.                                                          93,976
   8,100 Micron Technology, Inc.*                                                        129,600
   6,400 STMicroelectronics N.V.                                                         125,888
   5,900 Teradyne, Inc.*                                                                  71,449
   2,000 Texas Instruments, Inc.                                                          31,720
-----------------------------------------------------------------------------------------------
                                                                                         788,332
-----------------------------------------------------------------------------------------------
Software -- 6.5%
  18,100 BEA Systems, Inc.*                                                              146,411
  30,100 BMC Software, Inc.*                                                             479,794
  15,500 EMC Corp.                                                                        79,205
  27,125 Microsoft Corp.*                                                              1,450,374
  17,000 Oracle Corp.*                                                                   173,230
   3,401 VERITAS Software Corp.*                                                          51,865
-----------------------------------------------------------------------------------------------
                                                                                       2,380,879
-----------------------------------------------------------------------------------------------
Specialty Retail -- 1.8%
  18,900 The Home Depot, Inc.                                                            545,832
   6,200 Staples, Inc.*                                                                   95,604
-----------------------------------------------------------------------------------------------
                                                                                         641,436
-----------------------------------------------------------------------------------------------
Wireless Telecommunications -- 1.7%
  54,600 ADC Telecommunications, Inc.*                                                    86,268
  77,686 AT&T Wireless Services Inc.*                                                    533,703
-----------------------------------------------------------------------------------------------
                                                                                         619,971
-----------------------------------------------------------------------------------------------
         TOTAL COMMON STOCK (Cost -- $41,930,205)                                     35,322,091
--------
--------------------------------------------------------------------------------------------------
 FACE
AMOUNT                                    SECURITY                                      VALUE
--------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 1.0%
Diversified Telecommunications -- 0.7%
$231,000 Bell Atlantic Financial Services, Inc., 5.750% due 4/1/03                       233,310
  85,000 NTL Communications Corp., 6.750% due 5/15/08                                     10,200
 166,000 NTL (Delaware), Inc., 5.750% due 12/15/09                                        18,260
-----------------------------------------------------------------------------------------------
                                                                                         261,770
-----------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


    30 Smith Barney Investment Series | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                          Smith Barney Growth and Income Portfolio
  FACE
 AMOUNT                                   SECURITY                                      VALUE
------------------------------------------------------------------------------------------------
Semiconductors and Equipment -- 0.3%
$146,000 Teradyne, Inc., 3.750% due 10/15/06                                         $   125,925
-----------------------------------------------------------------------------------------------
         TOTAL CONVERTIBLE CORPORATE BONDS (Cost -- $500,327)                            387,695
-----------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
         SUB-TOTAL INVESTMENTS (Cost -- $42,430,532)                                  35,709,786
-----------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 2.2%
793,000 Merrill Lynch & Co., Inc., 1.850% due 11/1/02; Proceeds at
          maturity -- $793,041; (Fully collateralized by Federal National Mortgage
          Association Discount Notes and Federal Home Loan Mortgage Corp. Discount
          Notes, 0.000% due 1/29/03 to 4/30/03; Market value -- $808,860)
          (Cost -- $793,000)                                                            793,000
----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
        TOTAL INVESTMENTS -- 100% (Cost -- $43,223,532**)                           $36,502,786
----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

 *Non-income producing security.
 + All or a portion of this security is on loan (See Note 8).
**Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


    31 Smith Barney Investment Series  | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                   Smith Barney Government Portfolio
   FACE
  AMOUNT                       SECURITY                         VALUE
-------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 38.4%
            U.S. Treasury Notes:
$11,500,000  3.250% due 8/15/07 (a)                          $ 11,768,191
  1,500,000  4.875% due 2/15/12 (a)                             1,617,853
 25,000,000  4.375% due 8/15/12 (a)                            25,960,950
            U.S. Treasury Bonds:
    300,000  7.250% due 5/15/16 (a)                               378,856
    200,000  9.000% due 11/15/18 (a)                              292,844
    700,000  7.625% due 2/15/25 (a)                               935,840
  1,350,000 U.S. Treasury Strip (Principal), due 5/15/05 (a)    1,284,131
-------------------------------------------------------------------------
            TOTAL U.S. TREASURY OBLIGATIONS
            (Cost -- $41,647,410)                              42,238,665
-------------------------------------------------------------------------
-------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 4.9%
            Fannie Mae:
  1,200,000  4.750% due 11/14/03 (a)                            1,240,564
  1,700,000  5.250% due 1/15/09 (a)                             1,844,364
            Federal Home Loan Bank (FHLB):
  1,500,000  3.375% due 5/14/04 (a)                             1,535,973
    700,000  6.500% due 11/15/05 (a)                              782,200
-------------------------------------------------------------------------
            TOTAL U.S. GOVERNMENT AGENCIES
            (Cost -- $5,095,002)                                5,403,101
-------------------------------------------------------------------------
-------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 31.6%
            Federal Home Loan Mortgage Corp. (FHLMC), Gold:
  1,799,474  6.500% due 9/1/31 (a)                              1,867,622
    969,781  6.000% due 12/1/31 (a)                               999,512
            Federal National Mortgage Association (FNMA):
    364,674  6.000% due 8/1/16 (a)                                380,377
  1,000,000  6.000% due 11/1/16 (b)(c)                          1,041,562
  1,000,000  6.500% due 11/1/17 (b)(c)                          1,049,688
    272,540  6.500% due 4/1/29 (a)                                282,890
  5,000,000  6.500% due 12/1/29 (c)                             5,171,875
  1,000,000  6.500% due 11/1/30 (b)(c)                          1,036,250
    802,422  7.000% due 11/1/31 (a)                               838,558
 10,000,000  6.000% due 12/1/31 (c)                            10,240,620
    543,897  7.500% due 4/1/32 (a)(d)                             575,499
    946,811  6.500% due 5/1/32 (a)                                981,823
  1,479,343  6.000% due 6/1/32 (a)                              1,523,292
  1,000,000  6.000% due 11/1/32 (b)(c)                          1,027,812
  1,000,000  7.000% due 11/1/32 (b)(c)                          1,045,000
  5,000,000  5.500% due 12/1/32 (c)                             5,034,375
    357,997  7.500% due 12/1/32 (a)                               378,798
            Government National Mortgage Association (GNMA):
     18,671  7.000% due 4/15/27 (a)                                19,679
    451,665  6.500% due 6/15/31 (a)                               470,948
    692,265  7.000% due 9/15/31 (d)                               727,782
-------------------------------------------------------------------------
            TOTAL U.S. GOVERNMENT AGENCIES
            (Cost -- $34,109,421)                              34,693,962
-------------------------------------------------------------------------
-------------------------------------------------------------------------
            SUB-TOTAL INVESTMENTS
            (Cost -- $80,851,833)                              82,335,728
-------------------------------------------------------------------------
-------------------------------------------------------------------------

                      See Notes to Financial Statements.


    32 Smith Barney Investment Series | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                                            Smith Barney Government Portfolio
   FACE
  AMOUNT                                                SECURITY                                                 VALUE
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 25.1%
$ 8,523,000 Morgan Stanley, 1.800% due 11/1/02; Proceeds at maturity -- $8,523,426; (Fully collateralized by U.S. Treasury Inflation-Indexed Notes and Strips, 0.000% to 11.750%
              due 1/15/11 to 2/15/25; Market value -- $8,733,825) (Cost -- $8,523,000)                        $  8,523,000
 19,117,000 Merrill Lynch & Co., Inc., 1.850% due 11/1/02; Proceeds at maturity -- $19,117,982; (Fully collateralized by Federal Home Loan Mortgage Corp. Discount Notes and Federal National Mortgage
              Association Discount Notes, 10.000% due 1/29/03 to 4/30/03; Market value -- $19,499,345)
              (Cost -- $19,117,000)                                                                             19,117,000
--------------------------------------------------------------------------------------------------------------------------
            TOTAL REPURCHASE AGREEMENTS
            (Cost -- $27,640,000)                                                                               27,640,000
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $108,491,833*)                                                                           $109,975,728
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

(a)Security is segregated as collateral for "to-be-announced" securities.
(b)Mortgage dollar roll (See Note 10).
(c)All or a portion of this security is traded on a "to-be-announced" basis (See Note 9).
(d)Maturity date shown represents the last in the range of maturity dates of mortgage certificates owned.
 *Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

    33 Smith Barney Investment Series  | 2002 Annual Report to Shareholders

 STATEMENTS OF ASSETS AND LIABILITIES                           OCTOBER 31, 2002



                                                                Smith Barney
                                                             Premier Selections  Smith Barney    Smith Barney   Smith Barney
                                                                  All Cap         Large Cap       Growth and     Government
                                                              Growth Portfolio  Core Portfolio Income Portfolio  Portfolio
-----------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost                                         $33,113,251      $ 68,415,883    $42,430,532    $ 80,851,833
   Repurchase agreements, at cost                                 1,120,000         1,684,000        793,000      27,640,000
----------------------------------------------------------------------------------------------------------------------------
   Investments, at value                                        $27,369,915      $ 59,703,422    $35,709,786    $ 82,335,728
   Repurchase agreements, at value                                1,120,000         1,684,000        793,000      27,640,000
   Cash                                                                 297               960            600           1,171
   Receivable for securities sold                                   157,550           757,198        272,637              --
   Receivable from manager                                           35,507                --         80,377          53,675
   Dividends and interest receivable                                 14,949            42,156         36,209         552,091
   Receivable for Fund shares sold                                    7,982               706          4,078         549,173
   Collateral for securities on loan (Note 8)                            --                --        630,000              --
----------------------------------------------------------------------------------------------------------------------------
   Total Assets                                                  28,706,200        62,188,442     37,526,687     111,131,838
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                  29,102           963,144         71,171      26,991,893
   Payable for Fund shares purchased                                  5,467            13,478         37,934              --
   Investment management fees payable                                    --            48,480             --              --
   Payable for securities on loan (Note 8)                               --                --        630,000              --
   Accrued expenses                                                  43,820            24,150         57,469          36,023
----------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                 78,389         1,049,252        796,574      27,027,916
----------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                $28,627,811      $ 61,139,190    $36,730,113    $ 84,103,922
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Par value of shares of beneficial interest                   $        32      $         84    $        53    $         72
   Capital paid in excess of par value                           43,344,959        95,097,990     50,607,308      81,743,256
   Undistributed net investment income                                   --           168,399        151,960         925,706
   Accumulated net realized loss from security transactions      (8,973,844)      (25,414,822)    (7,308,462)        (49,007)
   Net unrealized appreciation (depreciation) of
     investments                                                 (5,743,336)       (8,712,461)    (6,720,746)      1,483,895
----------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                $28,627,811      $ 61,139,190    $36,730,113    $ 84,103,922
----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding                                                3,196,113         8,440,395      5,287,682       7,166,497
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value                                                       $8.96             $7.24          $6.95          $11.74
----------------------------------------------------------------------------------------------------------------------------


    34 Smith Barney Investment Series | 2002 Annual Report to Shareholders

                      See Notes to Financial Statements.

 STATEMENTS OF OPERATIONS                    FOR THE YEAR ENDED OCTOBER 31, 2002

                                                                    Smith Barney
                                                                 Premier Selections  Smith Barney    Smith Barney   Smith Barney
                                                                      All Cap         Large Cap       Growth and     Government
                                                                  Growth Portfolio  Core Portfolio Income Portfolio  Portfolio
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                                        $   209,065      $    770,122    $   472,113             --
   Interest                                                              32,490            46,925         52,285     $1,129,522
   Less: Foreign withholding tax                                             --            (4,729)        (7,215)            --
       Interest expense                                                      --                --             --         (8,506)
----------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                              241,555           812,318        517,183      1,121,016
----------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment management fees (Note 2)                                  259,428           523,698        286,724        169,955
   Audit and legal                                                       67,718            53,709         69,777         63,206
   Shareholder communications                                            20,497            21,387         14,058         17,963
   Custody                                                               17,765            24,755         26,530         15,706
   Shareholder and system servicing fees                                  5,146             4,715          5,001          5,015
   Trustees' fees                                                         2,451             1,052          2,400            458
   Other                                                                  8,177            13,865         11,808          3,084
----------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                       381,182           643,181        416,298        275,387
   Less: Investment management fee waiver (Note 2)                      (52,232)               --        (53,115)       (57,286)
----------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                         328,950           643,181        363,183        218,101
----------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                            (87,395)          169,137        154,000        902,915
----------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 3 AND 5):
   Realized Loss From:
     Security transactions (excluding short-term securities)         (6,532,841)      (15,408,722)    (3,914,987)       (22,345)
     Futures contracts                                                       --          (392,579)            --             --
----------------------------------------------------------------------------------------------------------------------------
   Net Realized Loss                                                 (6,532,841)      (15,801,301)    (3,914,987)       (22,345)
----------------------------------------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation)
     (Note 1)                                                           528,777           497,788     (3,064,839)     1,016,483
----------------------------------------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments                                       (6,004,064)      (15,303,513)    (6,979,826)       994,138
----------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets From Operations                   $(6,091,459)     $(15,134,376)   $(6,825,826)    $1,897,053
----------------------------------------------------------------------------------------------------------------------------

    35 Smith Barney Investment Series | 2002 Annual Report to Shareholders


                      See Notes to Financial Statements.

 STATEMENTS OF CHANGES IN NET ASSETS         FOR THE YEAR ENDED OCTOBER 31, 2002



                                                            Smith Barney
                                                         Premier Selections  Smith Barney    Smith Barney   Smith Barney
                                                           All Cap Growth     Large Cap       Growth and     Government
                                                             Portfolio      Core Portfolio Income Portfolio  Portfolio
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                             $   (87,395)     $    169,137    $   154,000    $   902,915
   Net realized loss                                         (6,532,841)      (15,801,301)    (3,914,987)       (22,345)
   Change in net unrealized appreciation (depreciation)         528,777           497,788     (3,064,839)     1,016,483
-----------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets
     From Operations                                         (6,091,459)      (15,134,376)    (6,825,826)     1,897,053
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                        (18,768)         (197,647)      (113,186)      (471,166)
   Net realized gains                                                --                --             --       (323,201)
-----------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                              (18,768)         (197,647)      (113,186)      (794,367)
-----------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
   Net proceeds from sale of shares                           5,995,549        16,910,865     15,695,927     70,965,054
   Net assets value of shares issued for
     reinvestment of dividends                                   18,768           197,647        113,186        794,367
   Cost of shares reacquired                                 (5,659,901)       (7,730,105)    (3,716,053)    (2,167,846)
-----------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                                    354,416         9,378,407     12,093,060     69,591,575
-----------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                            (5,755,811)       (5,953,616)     5,154,048     70,694,261
NET ASSETS:
   Beginning of year                                         34,383,622        67,092,806     31,576,065     13,409,661
-----------------------------------------------------------------------------------------------------------------------
   End of year*                                             $28,627,811      $ 61,139,190    $36,730,113    $84,103,922
-----------------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                   --          $168,399       $151,960       $925,706
-----------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


    36 Smith Barney Investment Series  | 2002 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEAR ENDED OCTOBER 31, 2001


                                                            Smith Barney
                                                         Premier Selections  Smith Barney    Smith Barney   Smith Barney
                                                           All Cap Growth     Large Cap       Growth and     Government
                                                              Portfolio     Core Portfolio Income Portfolio  Portfolio
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                    $    54,311      $    263,652    $   142,391    $   507,145
   Net realized gain (loss)                                  (2,455,812)       (9,122,294)    (3,221,517)       332,198
   Change in net unrealized appreciation (depreciation)      (7,377,646)       (9,711,357)    (4,013,816)       366,865
-----------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets
     From Operations                                         (9,779,147)      (18,569,999)    (7,092,942)     1,206,208
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                        (82,115)         (130,049)      (115,954)      (255,029)
   Net realized gains                                           (89,141)               --        (81,894)            --
-----------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                             (171,256)         (130,049)      (197,848)      (255,029)
-----------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
   Net proceeds from sale of shares                          25,347,957        38,961,930     22,869,861     13,605,173
   Net asset value of shares issued for
     reinvestment of dividends                                  171,256           130,049        197,848        255,029
   Cost of shares reacquired                                 (2,604,348)       (2,929,509)    (2,289,711)    (6,397,380)
-----------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                                 22,914,865        36,162,470     20,777,998      7,462,822
-----------------------------------------------------------------------------------------------------------------------
Increase in Net Assets                                       12,964,462        17,462,422     13,487,208      8,414,001

NET ASSETS:
   Beginning of year                                         21,419,160        49,630,384     18,088,857      4,995,660
-----------------------------------------------------------------------------------------------------------------------
   End of year*                                             $34,383,622      $ 67,092,806    $31,576,065    $13,409,661
-----------------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:              $18,516          $196,909       $112,770       $471,073
-----------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

    37 Smith Barney Investment Series | 2002 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies

The Smith Barney Premier Selections All Cap Growth, Smith Barney Large Cap Core, Smith Barney Growth and Income, and Smith Barney Government Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney Investment Series ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company and consists of these Portfolios and three other separate retail investment portfolios: Smith Barney Large Cap Core Fund, Smith Barney Growth and Income Fund and Smith Barney International Aggressive Growth Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at the current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence, subsequent to the time a value was so established, is likely to have significantly changed the value then, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between bid and asked prices in the over-the-counter market; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (e) interest income, adjusted for amortization of premium and accretion of discount is recorded on the accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded by the Portfolios on the ex-dividend date; (i) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2002, reclassifications were made to the Smith Barney Premier Selections All Cap Growth, Smith Barney Growth and Income and Smith Barney Government Portfolios' capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, the accumulated net investment loss amounting to $87,647 was reclassified to paid-in capital for Smith Barney Premier Selections All Cap Growth Portfolio. Net investment loss, net realized loss and net assets were not affected by these changes; (l) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise tax; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


    38 Smith Barney Investment Series | 2002 Annual Report to Shareholders

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Smith Barney Growth and Income Portfolio and Smith Barney Government Portfolio to amortize premium and accrete all discounts on all fixed-income securities. The Smith Barney Growth and Income Portfolio and Smith Barney Government Portfolio adopted this requirement November 1, 2001. This change does not affect the Smith Barney Government Portfolio's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ended October 31, 2002, interest income decreased by $41,860, net realized loss decreased by $5,437 and change in net unrealized appreciation of investments increased by $36,403 for the Smith Barney Government Portfolio. In addition, the Smith Barney Government Portfolio recorded an adjustment to decrease the cost of securities and to decrease the accumulated undistributed net investment income by $3,347 to reflect the cumulative effect of this change up to the date of the adoption.

There were no changes or adjustments made to the Smith Barney Growth and Income Portfolio as a result of the adoption of this policy since the Portfolio did not hold any fixed-income securities.

Also, the Smith Barney Premier Selections All Cap Growth Portfolio may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Investment Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as the investment manager to the Portfolios.

The Smith Barney Premier Selections All Cap Growth, Smith Barney Large Cap Core and Smith Barney Growth and Income Portfolios pay SBFM a management fee calculated at an annual rate of 0.75% of their average daily net assets and the Smith Barney Government Portfolio pays SBFM a management fee calculated at an annual rate of 0.60% of its average daily net assets. These fees are calculated daily and paid monthly. For the year ended October 31, 2002, SBFM waived a portion of its investment management fees for each of the Portfolios, except for Smith Barney Large Cap Core Portfolio.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., a subsidiary of Citigroup, acts as the Portfolios' transfer agent. PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CTB receives account fees and asset-based fees that vary according to account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended October 31, 2002, each Portfolio paid transfer agent fees of $5,000 to CTB.

Salomon Smith Barney Inc. ("SSB"), a subsidiary of SSBH, acts as the Portfolios' distributor. In addition, SSB and certain other broker-dealers sell Portfolio shares to the public as members of the selling group. For the year ended October 31, 2002, SSB and its affiliates received $3,158 in brokerage commissions for the Portfolios' agency transactions.

All officers and one Trustee of the Portfolios are employees of Citigroup or its affiliates.


    39 Smith Barney Investment Series | 2002 Annual Report to Shareholders

The Trustees of the Portfolios have adopted a Retirement Plan for all Trustees who are not "interested persons" of the Portfolios, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted are required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee's retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Two former Trustees are currently receiving payments under the Retirement Plan. The amount of benefits to be paid under the Retirement Plan cannot currently be determined for current Trustees.

Messrs. Carlton, Cocanougher, Gross, Merten and Pettit also are covered by a prior retirement plan. Under the prior plan, retirement benefits are payable for a ten-year period following retirement, with the annual payment to be based upon the Trustee's compensation from the Trust during calendar year 2000. Trustees with more than five but less than ten years of service at retirement will receive a prorated benefit. In order to receive benefits under the current Retirement Plan, a Trustee must waive all rights under the prior plan prior to receiving payment under either plan. Total aggregate retirement benefits accrued under the prior plan for the 2002 fiscal year were $3,131. The amount of benefits to be paid under the prior plan cannot currently be determined for these Trustees.

3. Investments

During the year ended October 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                          Purchases      Sales
---------------------------------------------------------------------------------
Smith Barney Premier Selections All Cap Growth Portfolio $ 20,082,057 $18,784,143
---------------------------------------------------------------------------------
Smith Barney Large Cap Core Portfolio                      40,513,395  30,124,752
---------------------------------------------------------------------------------
Smith Barney Growth and Income Portfolio                   30,230,821  17,532,852
---------------------------------------------------------------------------------
Smith Barney Government Portfolio                         103,511,453  34,035,408
---------------------------------------------------------------------------------

At October 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                                    Net Unrealized
                                                                                     Appreciation
                                                         Appreciation Depreciation  (Depreciation)
--------------------------------------------------------------------------------------------------
Smith Barney Premier Selections All Cap Growth Portfolio  $1,672,619  $ (7,767,340)  $ (6,094,721)
--------------------------------------------------------------------------------------------------
Smith Barney Large Cap Core Portfolio                      3,252,027   (14,500,067)   (11,248,040)
--------------------------------------------------------------------------------------------------
Smith Barney Growth and Income Portfolio                   1,305,355    (8,921,173)    (7,615,818)
--------------------------------------------------------------------------------------------------
Smith Barney Government Portfolio                          1,483,895       (39,770)     1,444,125
--------------------------------------------------------------------------------------------------

4. Repurchase Agreements

The Portfolios purchase (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

    40 Smith Barney Investment Series | 2002 Annual Report to Shareholders

5. Futures Contracts

The Portfolios may from time to time enter into futures contracts. Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian as is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (and cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2002, the Portfolios did not hold any futures contracts.

6. Option Contracts

The Portfolios may from time to time enter into option contracts. Upon the purchase of a put option or a call option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At October 31, 2002, the Portfolios did not hold any purchased call or put option contracts.

When the Portfolio writes a call option or a put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a covered put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended October 31, 2002, the Portfolios did not enter into any written covered call or put option contracts.

    41 Smith Barney Investment Series | 2002 Annual Report to Shareholders

7. Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

8. Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts.

The Portfolios maintain exposure for the risk of any loss in the investment of amounts received as collateral.

At October 31, 2002, Smith Barney Growth and Income Portfolio had loaned common stocks having a market value of $608,860 which were collateralized by cash. The cash collateral received for the Smith Barney Growth and Income Portfolio amounting to $630,000 was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

For the year ended October 31, 2002, the Smith Barney Growth and Income Portfolio earned $2,170 in interest income from securities loaned.

9. Securities Traded on a To-Be-Announced Basis

The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At October 31, 2002, the Smith Barney Government Portfolio held eight TBA securities with a total cost of $25,454,255.

10.Mortgage Dollar Rolls

The Smith Barney Government Portfolio enters into dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

At October 31, 2002, the Portfolio had outstanding net contracts to repurchase mortgage-backed securities of $3,111,104 and $2,085,000 for scheduled settlements on November 14, 2002 and November 19, 2002, respectively. There were no counterparties with dollar rolls outstanding in excess of 10% of net assets at October 31, 2002.

    42 Smith Barney Investment Series | 2002 Annual Report to Shareholders

11.Capital Loss Carryforwards

At October 31, 2002, the Smith Barney Premier Selections All Cap Growth, Smith Barney Large Cap Core, Smith Barney Growth and Income and Smith Barney Government Portfolios had, for Federal income tax purposes, capital loss carryforwards of approximately $8,622,000, $22,879,000, $6,413,000 and $49,000,
respectively, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and year of the expiration for each carryforward loss is indicated below. Expiration occurs on October 31 of the year indicated:

                                                    2007   2008      2009       2010
---------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Smith Barney Premier Selections All Cap Growth
 Portfolio                                             --      -- $2,258,000 $ 6,364,000
---------------------------------------------------------------------------------------
Smith Barney Large Cap Core Portfolio              $4,000 $45,000  6,983,000  15,847,000
---------------------------------------------------------------------------------------
Smith Barney Growth and Income Portfolio               --      --  2,971,000   3,442,000
---------------------------------------------------------------------------------------
Smith Barney Government Portfolio                      --      --         --      49,000
---------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

12. Income Tax Information and Distributions to Shareholders

At October 31, 2002, the tax basis components of distributable earnings were:

                                                               Undistributed                             Unrealized
                                                                 Ordinary           Accumulated         Appreciation
                                                                  Income           Capital Losses      (Depreciation)
--------------------------------------------------------------------------------------------------------------------------
Smith Barney Premier Selections All Cap Growth Portfolio         $     --           $ (8,622,459)       $ (6,094,721)
--------------------------------------------------------------------------------------------------------------------------
Smith Barney Large Cap Core Portfolio                             168,399            (22,879,243)        (11,248,040)
--------------------------------------------------------------------------------------------------------------------------
Smith Barney Growth and Income Portfolio                          151,960             (6,413,390)         (7,615,818)
--------------------------------------------------------------------------------------------------------------------------
Smith Barney Government Portfolio                                 965,476                (49,007)          1,444,125
--------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2002 was:

                                                                 Ordinary            Long Term
                                                                  Income           Capital Gains           Total
--------------------------------------------------------------------------------------------------------------------------
Smith Barney Premier Selections All Cap Growth Portfolio         $ 18,768                     --            $ 18,768
--------------------------------------------------------------------------------------------------------------------------
Smith Barney Large Cap Core Portfolio                             197,647                     --             197,647
--------------------------------------------------------------------------------------------------------------------------
Smith Barney Growth and Income Portfolio                          113,186                     --             113,186
--------------------------------------------------------------------------------------------------------------------------
Smith Barney Government Portfolio                                 481,707               $312,660             794,367
--------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------


    43 Smith Barney Investment Series  | 2002 Annual Report to Shareholders

13. Shares of Beneficial Interest

At October 31, 2002, the Trust had an unlimited number of shares authorized with a par value of $0.00001 per share.

Transactions in shares of each Portfolio were as follows:

                                                            Year Ended       Year Ended
                                                         October 31, 2002 October 31, 2001
------------------------------------------------------------------------------------------
Smith Barney Premier Selections All Cap Growth Portfolio
Shares sold                                                    560,604       1,929,669
Shares issued on reinvestment                                    2,076          12,060
Shares reacquired                                             (570,559)       (217,155)
------------------------------------------------------------------------------------------
Net Increase (Decrease)                                         (7,879)      1,724,574
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Smith Barney Large Cap Core Portfolio
Shares sold                                                  1,930,789       3,686,081
Shares issued on reinvestment                                   26,709          11,529
Shares reacquired                                           (1,008,749)       (295,202)
------------------------------------------------------------------------------------------
Net Increase                                                   948,749       3,402,408
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Smith Barney Growth and Income Portfolio
Shares sold                                                  1,905,118       2,428,621
Shares issued on reinvestment                                   15,764          19,706
Shares reacquired                                             (509,688)       (250,724)
------------------------------------------------------------------------------------------
Net Increase                                                 1,411,194       2,197,603
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Smith Barney Government Portfolio
Shares sold                                                  6,115,834       1,260,681
Shares issued on reinvestment                                   68,717          24,173
Shares reacquired                                             (190,552)       (582,687)
------------------------------------------------------------------------------------------
Net Increase                                                 5,993,999         702,167
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

    44 Smith Barney Investment Series  | 2002 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS



For a share of each class of beneficial interest outstanding throughout the year ended October 31, unless otherwise noted:

Smith Barney Premier Selections All Cap Growth Portfolio       2002       2001 2000/(1)/  1999/(2)/
----------------------------------------------------------------------------------------------------
        Net Asset Value, Beginning of Year               $  10.73   $  14.48   $  10.11   $ 10.00
----------------------------------------------------------------------------------------------------
        Income (Loss) From Operations:
         Net investment income (loss)/(3)/                  (0.03)      0.02       0.09      0.01
        Net realized and unrealized gain (loss)             (1.73)     (3.69)      4.30      0.10
----------------------------------------------------------------------------------------------------
        Total Income (Loss) From Operations                 (1.76)     (3.67)      4.39      0.11
----------------------------------------------------------------------------------------------------
        Less Distributions From:
         Net investment income                              (0.01)     (0.04)     (0.02)       --
         Net realized gains                                    --      (0.04)        --        --
----------------------------------------------------------------------------------------------------
        Total Distributions                                 (0.01)     (0.08)     (0.02)       --
----------------------------------------------------------------------------------------------------
        Net Asset Value, End of Year                     $   8.96   $  10.73   $  14.48   $ 10.11
----------------------------------------------------------------------------------------------------
        Total Return                                       (16.44)%   (25.45)%    43.43%     1.10%++
----------------------------------------------------------------------------------------------------
        Net Assets, End of Year (000s)                    $28,628    $34,384    $21,419    $3,032
----------------------------------------------------------------------------------------------------
        Ratios to Average Net Assets:
         Expenses/(3)(4)/                                    0.95%      0.95%      0.95%     0.95%+
         Net investment income (loss)                       (0.25)      0.16       0.72      1.00+
----------------------------------------------------------------------------------------------------
        Portfolio Turnover Rate                                58%       116%        58%        8%
----------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from September 15, 1999 (commencement of operations) to October 31, 1999.
(3) The Manager agreed to waive all or a portion of its fees for the years ended October 31, 2002, 2001 and 2000 and the period ended October 31, 1999. In addition, the Manager also reimbursed expenses of $45,159, $30,419 and $13,182 for the years ended October 31, 2001 and 2000, and the period ended October 31, 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the actual expense ratios would have been as follows:

                                                                                              Expense Ratios
                                                         Net Investment Income (Loss)    Without Fee Waivers and/or
                                                         Per Share (Increases) Decreases  Expense Reimbursements
                                                         ------------------------------- ----------------------
                                                          2002     2001    2000   1999   2002    2001  2000   1999
                                                          ------    -----  -----  -----  ----    ----  ----  ----
Smith Barney Premier Selections All Cap Growth Portfolio $(0.02)   $0.02   $0.15  $0.05  1.11%   1.08% 2.14% 5.35%+

(4) As a result of a voluntary expense limitation, the expense ratio will not exceed 0.95%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.




    45 Smith Barney Investment Series | 2002 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout the year ended October 31, unless otherwise noted:

Smith Barney Large Cap Core Portfolio          2002    2001    2000/(1)/  1999/(2)/
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year       $   8.96   $  12.14   $  10.51   $ 10.00
------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(3)/                  0.02       0.04       0.05      0.01
 Net realized and unrealized gain (loss)    (1.72)     (3.19)      1.59      0.50
------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (1.70)     (3.15)      1.64      0.51
------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                      (0.02)     (0.03)     (0.01)       --
------------------------------------------------------------------------------------
Total Distributions                         (0.02)     (0.03)     (0.01)       --
------------------------------------------------------------------------------------
Net Asset Value, End of Year             $   7.24      $8.96   $  12.14   $ 10.51
------------------------------------------------------------------------------------
Total Return                               (18.94)%   (26.03)%    15.61%     5.10%++
------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $61,139    $67,093    $49,630    $5,274
------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses/(3)(4)/                            0.93%      0.93%      0.95%     0.95%+
 Net investment income                       0.24       0.42       0.42      0.67+
------------------------------------------------------------------------------------
Portfolio Turnover Rate                        45%        26%        30%        6%
------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from September 15, 1999 (commencement of operations) to October 31, 1999.
(3) The Manager agreed to waive all or a portion of its fees for the year ended October 31, 2000 and the period ended October 31, 1999. In addition, the Manager also reimbursed expenses of $20,272 for the period ended October 31, 1999. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the actual expense ratios would have been as follows:

                                                                 Expense Ratios
                                         Net Investment Income Without Fee Waivers and/or
                                         Per Share Decreases   Expense Reimbursements
                                         --------------------- ------------------------
                                           2000       1999       2000          1999
                                          --------    -------    --------      ------
   Smith Barney Large Cap Core Portfolio    $0.07      $0.05       1.55%       5.00%+

(4) As a result of a voluntary expense limitation, the expense ratio will not exceed 0.95%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.



    46 Smith Barney Investment Series | 2002 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout the year ended October 31, unless otherwise noted:

Smith Barney Growth and Income Portfolio            2002       2001 2000/(1)/  1999/(2)/
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year            $   8.15   $  10.77   $  10.10   $ 10.00
-----------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(3)(4)/                    0.02       0.05       0.16      0.01
 Net realized and unrealized gain (loss)/(4)/    (1.20)     (2.58)      0.53      0.09
-----------------------------------------------------------------------------------------
Total Income (Loss) From Operations              (1.18)     (2.53)      0.69      0.10
-----------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                           (0.02)     (0.05)     (0.02)       --
 Net realized gains                                 --      (0.04)        --        --
-----------------------------------------------------------------------------------------
Total Distributions                              (0.02)     (0.09)     (0.02)       --
-----------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $   6.95      $8.15   $  10.77   $ 10.10
-----------------------------------------------------------------------------------------
Total Return                                    (14.47)%   (23.63)%     6.86%     1.00%++
-----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $36,730    $31,576    $18,089    $3,045
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses/(3)(5)/                                 0.95%      0.95%      0.95%     0.95%+
 Net investment income/(4)/                       0.40       0.53       1.54      0.69+
-----------------------------------------------------------------------------------------
Portfolio Turnover Rate                             48%        68%        72%        1%
-----------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)For the period from September 15, 1999 (commencement of operations) to October 31, 1999.
(3)The Manager agreed to waive all or a portion of its fees for the years ended October 31, 2002, 2001 and 2000 and the period ended October 31, 1999. In addition, the Manager also reimbursed expenses of $61,498, $21,016 and $12,636 for the years ended October 31, 2001 and 2000, and the period ended October 31, 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                                      Expense Ratios
                                          Net Investment Income  Without Fee Waivers and/or
                                           Per Share Decreases    Expense Reimbursements
                                         ----------------------- ----------------------
                                         2002  2001  2000  1999  2002    2001  2000   1999
                                         ----- ----- ----- ----- ----    ----  ----  ----
Smith Barney Growth and Income Portfolio $0.01 $0.02 $0.12 $0.05 1.09%   1.18% 2.05% 5.22%+

(4)The Portfolio did adopt the change in accounting method discussed in Note 1 to the financial statements for the year ended October 31, 2002, however the impact on the ratio of net investment income to average net assets was less than 0.01%.
(5) As a result of a voluntary expense limitation, the expense ratio will not exceed 0.95%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.



    47 Smith Barney Investment Series | 2002 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout the year ended October 31, unless otherwise noted:

Smith Barney Government Portfolio             2002/(1)/      2001 2000/(1)/ 1999/(2)/
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year            $  11.44  $  10.62   $ 10.13   $ 10.00
--------------------------------------------------------------------------------------
Income From Operations:
 Net investment income/(3)(4)/                    0.35      0.52      0.53      0.05
 Net realized and unrealized gain (loss)/(4)/     0.13      0.87      0.12      0.08
--------------------------------------------------------------------------------------
Total Income (Loss) From Operations               0.48      1.39      0.65      0.13
--------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                           (0.11)    (0.57)    (0.16)       --
 Net realized gains                              (0.07)       --        --        --
--------------------------------------------------------------------------------------
Total Distributions                              (0.18)    (0.57)    (0.16)       --
--------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $  11.74  $  11.44   $ 10.62   $ 10.13
--------------------------------------------------------------------------------------
Total Return                                      4.20%    13.56%     6.55%     1.30++
--------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $84,104   $13,410    $4,996    $5,066
--------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Interest expense                                 0.03%       --        --        --
 Operating expense                                0.77      0.80%     0.80%     0.80%+
 Total expense/(3)(5)/                            0.80      0.80      0.80      0.80+
 Net investment income/(4)/                       3.17      4.47      5.19      4.36+
--------------------------------------------------------------------------------------
Portfolio Turnover Rate                            145%       90%        0%        0%
--------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from September 15, 1999 (commencement of operations) to October 31, 1999.
(3) The Manager agreed to waive all or a portion of its fees for the years ended October 31, 2002, 2001 and 2000 and the period ended October 31, 1999. In addition, the Manager also reimbursed expenses of $57,022, $33,010 and $14,291 for the years ended October 31, 2001 and 2000, and the period ended October 31, 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the actual expense ratios would have been as follows:

                                                               Expense Ratios
                                   Net Investment Income  Without Fee Waivers and/or
                                    Per Share Decreases    Expense Reimbursements
                                  ----------------------- ----------------------
                                  2002  2001  2000  1999  2002    2001  2000   1999
                                  ----- ----- ----- ----- ----    ----  ----  ----
Smith Barney Government Portfolio $0.02 $0.06 $0.13 $0.04 1.00%   1.30% 2.06% 3.73%+

(4) Without the adoption of the changes in the accounting method discussed in
    Note 1 to the financial statements, for the year ended October 31, 2002, those amounts would have been $0.36, $0.12 and 3.32% for net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(5) As a result of a voluntary expense limitation, the expense ratio will not exceed 0.80%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

    48 Smith Barney Investment Series | 2002 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
of the Smith Barney Investment Series:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Smith Barney Premier Selections All Cap Growth Portfolio, Smith Barney Large Cap Core Portfolio, Smith Barney Growth and Income Portfolio and Smith Barney Government Portfolio ("Portfolios") of the Smith Barney Investment Series ("Fund") as of October 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended and for the period from September 15, 1999 (commencement of operations) to October 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. As to securities purchased and sold but not yet received and delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios of the Fund as of October 31, 2002, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from September 15, 1999 to October 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

New York, New York
December 11, 2002

    49 Smith Barney Investment Series  | 2002 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)

Information about Trustees and Officers

The business and affairs of the Smith Barney Investment Series ("Trust") are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed. The Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request by calling the Trust's transfer agent (Citicorp Trust Bank, fsb.) at 1-800-451-2010.

                                                                                               Number of
                                                   Length             Principal               Portfolios
                                                     of             Occupation(s)           in Fund Complex
                                  Position(s) Held  Time             During Past               Overseen
Name, Address and Age                with Fund     Served            Five Years               by Trustee
------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES:
Elliott J. Berv                       Trustee      Since  President and Chief Operations          35
c/o R. Jay Gerken                                  2001   Officer, Landmark City (Real
Salomon Smith Barney Inc. ("SSB")                         Estate Development) (since
399 Park Avenue                                           2002); Executive Vice President
New York, NY 10022                                        and Chief Operations Officer,
Age 59                                                    DigiGym Systems (On-line
                                                          Personal Training Systems) (since
                                                          2001); Chief Executive Officer,
                                                          Rocket City Enterprises (Internet
                                                          Service Company) (since 2000);
                                                          President, Catalyst (Consulting)
                                                          (since 1984)



Donald M. Carlton                     Trustee      Since  Consultant, URS Corporation             30
c/o R. Jay Gerken                                  1997   (Engineering) (since 1999);
SSB                                                       former Chief Executive Officer,
399 Park Avenue                                           Radian International LLC
New York, NY 10022                                        (Engineering) (from 1996 to
Age 65                                                    1998), Member of Management
                                                          Committee, Signature Science
                                                          (Research and Development)
                                                          (since 2000)

A. Benton Cocanougher                 Trustee      Since  Dean Emeritus and Wiley                 30
c/o R. Jay Gerken                                  1991   Professor, Texas, A&M University
SSB                                                       (since 2001); former Dean and
399 Park Avenue                                           Professor of Marketing, College
New York, NY 10022                                        and Graduate School of Business
Age 64                                                    of Texas A&M University (from
                                                          1987 to 2001)


Mark T. Finn                                       Since  Chairman and Owner, Vantage             35
c/o R. Jay Gerken                                  2001   Consulting Group, Inc.
SSB                                                       (Investment Advisory and
399 Park Avenue                                           Consulting Firm) (since 1988);
New York, NY 10022                                        former Vice Chairman and Chief
Age 59                                                    Operating Officer, Lindner Asset
                                                          Management Company (Mutual
                                                          Fund Company) (from March
                                                          1999 to 2001); former General
                                                          Partner and Shareholder,
                                                          Greenwich Ventures, LLC
                                                          (Investment Partnership) (from
                                                          1996 to 2001); former President,
                                                          Secretary, and Owner, Phoenix
                                                          Trading Co. (Commodity Trading
                                                          Advisory Firm) (from 1997 to
                                                          2000)

                                            Other
                                      Board Memberships
                                           Held by
                                           Trustee
Name, Address and Age                During Past 5 Years
------------------------------------------------------------
NON-INTERESTED TRUSTEES:
Elliott J. Berv                   Board Member, American
c/o R. Jay Gerken                 Identity Corp. (doing
Salomon Smith Barney Inc. ("SSB") business as Morpheus
399 Park Avenue                   Technologies) (Biometric
New York, NY 10022                Information
Age 59                            Management) (since
                                  2001; Consultant since
                                  1999); Director, Lapoint
                                  Industries (Industrial
                                  Filter Company) (since
                                  2002); Director,
                                  Alzheimer's Association
                                  (New England Chapter)
                                  (since 1998)

Donald M. Carlton                 Director, American
c/o R. Jay Gerken                 Electric Power (Electric
SSB                               Utility) (since 1999);
399 Park Avenue                   Director, Valero Energy
New York, NY 10022                (Petroleum Refining)
Age 65                            (since 1999); Director,
                                  National Instruments
                                  Corp. Technology) (since
                                  1994)

A. Benton Cocanougher             Former Director,
c/o R. Jay Gerken                 Randall's Food Markets,
SSB                               Inc. (from 1990 to
399 Park Avenue                   1999); former Director,
New York, NY 10022                First American Bank and
Age 64                            First American Savings
                                  Bank (from 1994 to
                                  1999)

Mark T. Finn                      Former President and
c/o R. Jay Gerken                 Director, Delta Financial,
SSB                               Inc. (Investment Advisory
399 Park Avenue                   Firm) (from 1983 to
New York, NY 10022                1999)
Age 59













    50 Smith Barney Investment Series | 2002 Annual Report to Shareholders

                                                                                    Number of               Other
                                        Length             Principal               Portfolios         Board Memberships
                                          of             Occupation(s)           in Fund Complex           Held by
                       Position(s) Held  Time             During Past               Overseen               Trustee
Name, Address and Age     with Fund     Served            Five Years               by Trustee        During past 5 Years
-----------------------------------------------------------------------------------------------------------------------------

Stephen Randolph Gross     Trustee      Since  Partner, Capital Investment             30        Director, United Telesis,
c/o R. Jay Gerken                       1986   Advisory Partners (Consulting)                    Inc.;
SSB                                            (since January 2000); Managing                    (Telecommunications)
399 Park Avenue                                Director, Fountainhead Ventures,                  (since 1997); Director,
New York, NY 10022                             LLC (Consulting) (from 1998 to                    eBank.com, Inc.; (since
Age 54                                         2002); Secretary, Carint of N.A.                  1997); Director,
                                               (Manufacturing) (since 1988);                     Andersen Calhoun, Inc.
                                               former Treasurer, Hank Aaron                      (Assisted Living) (since
                                               Enterprises (Fast Food Franchise)                 1987); former Director,
                                               (from 1985 to 2001); Chairman,                    Charter Bank, Inc. (from
                                               Gross, Collins & Cress, P.C.                      1987 to 1997); former
                                               (Accounting Firm) (since 1980);                   Director, Yu Save, Inc.
                                               Treasurer, Coventry Limited, Inc.                 (Internet Company) (from
                                               (since 1985)                                      1998 to 2000); former
                                                                                                 Director, Hotpalm, Inc.
                                                                                                 (Wireless Applications)
                                                                                                 (from 1998 to 2000);
                                                                                                 former Director, Ikon
                                                                                                 Ventures, Inc. (from 1997
                                                                                                 to 1998)

Diana R. Harrington        Trustee      Since  Professor, Babson College               35        Former Trustee, The
c/o R. Jay Gerken                       2001   (since 1992)                                      Highland Family of
SSB                                                                                              Funds (Investment
399 Park Avenue                                                                                  Company) (from March
New York, NY 10022                                                                               1997 to March 1998)
Age 62

Susan B. Kerley            Trustee      Since  Consultant, Strategic                   35        Director, Eclipse Funds
c/o R. Jay Gerken                       2001   Management Advisors, LLC;                         (currently supervises 17
SSB                                            Global Research Associates, Inc.                  investment companies in
399 Park Avenue                                (Investment Consulting)                           fund complex) (since
New York, NY 10022                             (since 1990)                                      1990)
Age 51

Alan G. Merten             Trustee      Since  President, George Mason                 30        Directory of Comshare, Inc.;
c/o R. Jay Gerken                        1990  University (since 1996)                           (Information
SSB                                                                                              Technology) (since
399 Park Avenue                                                                                  1985); former Director,
New York, NY 10022                                                                               Indus (Information
Age 60                                                                                           Technology) (from 1995
                                                                                                 to 1999)

C. Oscar Morong, Jr.       Trustee      Since  Manager Director, Morong                35        Former Director,
c/o R. Jay Gerken                       2001   Capital Management (since                         Indonesia Fund (Closed-
SSB                                            1993)                                             End Fund) (from 1990 to
399 Park Avenue                                                                                  1999); Trustee, Morgan
New York, NY 10022                                                                               Stanley Institutional
Age 67                                                                                           Fund (currently
                                                                                                 supervises 75
                                                                                                 investment companies)
                                                                                                 (since 1993)

R. Richardson Pettit       Trustee      Since  Professor of Finance, University        30                    None
c/o R. Jay Gerken                       1990   of Houston (since 1977);
SSB                                            Independent Consultant (since
399 Park Avenue                                1984)
New York, NY 10022
Age 60



    51 Smith Barney Investment Series | 2002 Annual Report to Shareholders

                                                                                            Number of
                                                 Length            Principal               Portfolios
                                                   of            Occupation(s)           in Fund Complex
                              Position(s) Held    Time            During Past               Overseen
Name, Address and Age            with Fund       Served           Five Years               by Trustee
---------------------------------------------------------------------------------------------------------

Walter E. Robb, III                Trustee       Since  President, Benchmark Consulting        35
c/o R. Jay Gerken                                1985   Group, Inc. (Service Company)
SSB                                                     (since 1991); Sole Proprietor,
399 Park Avenue                                         Robb Associates (Consulting)
New York, NY 10022                                      (since 1978); Co-Owner, Kedron
Age 75                                                  Design (Gifts) (since 1978);
                                                        former President and Treasurer,
                                                        Benchmark Advisors, Inc.
                                                        (Financial) (from 1989 to 2000)









INTERESTED TRUSTEES:
R. Jay Gerken*               Chairman, President Since  Managing Director of SSB               226
SSB                          and Chief Executive 2002   (since 1996)
399 Park Avenue, 4th Floor   Officer
New York, NY 10022
Age 51

OFFICERS:
Lewis E. Daidone             Senior Vice         Since  Managing Director of SSB (since        N/A
SSB                          President and Chief 2000   1990); Chief Financial Officer,
125 Broad Street, 11th Floor Administrative             Smith Barney Mutual Funds;
New York, NY 10004           Officer                    Director and Senior Vice
Age 44                                                  President, SBFM and Travelers
                                                        Investment Advisor, Inc. ("TIA")

Richard L. Peteka            Chief Financial     Since  Director and Head of Internal          N/A
SSB                          Officer and         2002   Control for Citigroup Asset
125 Broad Street, 11th Floor Treasurer                  Management U.S. Mutual Fund
New York, NY 10004                                      Administration from 1999-2002;
Age 41                                                  Vice President, Head of Mutual
                                                        Fund Administration and
                                                        Treasurer at Oppenheimer
                                                        Capital from 1996-1999.

Alan J. Blake                Vice President      Since  Managing Director of SSB               N/A
SSB                          and Investment      2001
399 Park Avenue              Officer
New York, NY 10022
Age 52

Michael Kagan                Vice President and  Since  Managing Director of SSB               N/A
SSB                          Investment Officer  2000
399 Park Avenue
New York, NY 10022
Age 43

Roger M. Lavan               Vice President and  Since  Managing Director of Salomon           N/A
SSB                          Investment Officer  2002   Brothers Asset Management Inc.
399 Park Avenue                                         ("SBAM")
New York, NY 10022
Age 39

                                        Other
                                  Board Memberships
                                       Held by
                                       Trustee
Name, Address and Age            During past 5 Years
--------------------------------------------------------

Walter E. Robb, III          Director, John Boyle &
c/o R. Jay Gerken            Co., Inc. (Textiles) (since
SSB                          1999); Director, Harbor
399 Park Avenue              Sweets, Inc. (Candy)
New York, NY 10022           (since 1990); Director,
Age 75                       W.A. Wilde Co. (Direct
                             Media) (since 1982);
                             Director, Alpha Grainger
                             Manufacturing Inc.
                             (Electronics) (since 1983);
                             former Trustee, MFS
                             Family of Funds
                             (Investment Company)
                             (from 1985 to 2001);
                             Harvard Club of Boston
                             (Audit Committee) (since
                             2001).

INTERESTED TRUSTEES:
R. Jay Gerken*                          None
SSB
399 Park Avenue, 4th Floor
New York, NY 10022
Age 51

OFFICERS:
Lewis E. Daidone                         N/A
SSB
125 Broad Street, 11th Floor
New York, NY 10004
Age 44


Richard L. Peteka                        N/A
SSB
125 Broad Street, 11th Floor
New York, NY 10004
Age 41




Alan J. Blake                            N/A
SSB
399 Park Avenue
New York, NY 10022
Age 52

Michael Kagan                            N/A
SSB
399 Park Avenue
New York, NY 10022
Age 43

Roger M. Lavan                           N/A
SSB
399 Park Avenue
New York, NY 10022
Age 39

--------
* Mr. Gerken is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of Smith Barney Fund Management LLC ("SBFM") and certain of its affiliates.


    52 Smith Barney Investment Series | 2002 Annual Report to Shareholders

                                                                                         Number of           Other
                                                Length           Principal              Portfolios     Board Memberships
                                                  of           Occupation(s)          in Fund Complex       Held by
                              Position(s) Held   Time           During Past              Overseen           Trustee
Name, Address and Age            with Fund      Served          Five Years              by Trustee    During past 5 Years
-------------------------------------------------------------------------------------------------------------------------

Francis L. Mustaro           Vice President and Since  Managing Director of SBAM            N/A               N/A
SSB                          Investment Officer 2002
399 Park Avenue
New York, NY 10022
Age 51

Lawrence B. Weissman, CFA    Vice President     Since  Managing Director of SSB             N/A               N/A
SSB                          and Investment     1999
100 First Stamford Place     Officer
Stamford, CT 06902
Age 41

Tim Woods                    Vice President and Since  Managing Director of SSB             N/A               N/A
SSB                          Investment Officer 2001
100 First Stamford Place
Stamford, CT 06902
Age 41

Kaprel Ozsolak               Controller         Since  Vice President of SSB                N/A               N/A
SSB                                             2002
125 Broad Street, 11th Floor
New York, NY 10004
Age 37

Robert I. Frenkel            Secretary          Since  Managing Director and General        N/A               N/A
SSB                                             2000   Counsel of Global Mutual Funds
300 First Stamford Place                               for Citigroup Asset Management
Stamford, CT 06902
Age 48



    53 Smith Barney Investment Series | 2002 Annual Report to Shareholders

 TAX INFORMATION (UNAUDITED)


The following October 31, 2002 fiscal year end disclosures are of various tax benefits that will be reported to shareholders at calendar year end.

The following percentages of ordinary income distributions have been designated as qualifying for the dividends received deduction available to corporate shareholders:

        Smith Barney Premier Selection All Cap Growth Portfolio 100.00%
        Smith Barney Large Cap Core Portfolio.................. 100.00%
        Smith Barney Growth and Income Portfolio............... 100.00%

Percentage of ordinary dividends paid by the Portfolio from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

                    Smith Barney Government Portfolio 32.00%

The Portfolio listed below designate for Federal income tax purposes the following amounts as long term capital gain distributions paid:

                   Smith Barney Government Portfolio $312,660


    54 Smith Barney Investment Series | 2002 Annual Report to Shareholders

                                 SMITH BARNEY
                               INVESTMENT SERIES



         BOARD OF TRUSTEES            OFFICERS (Cont'd.)
         Elliot J. Berv               Francis L. Mustaro
         Donald M. Carlton            Vice President and
         A. Benton Cocanougher        Investment Officer
         Mark T. Finn
         R. Jay Gerken, Chairman      Lawrence B. Weissman, CFA
         Stephen Randolph Gross       Vice President and
         Diana R. Harrington          Investment Officer
         Susan B. Kerley
         Alan G. Merten               Tim Woods
         C. Oscar Morong, Jr.         Vice President and
         R. Richardson Pettit         Investment Officer
         Walter E. Robb, III
                                      Kaprel Ozsolak
         OFFICERS                     Controller
         R. Jay Gerken
         President and                Robert I. Frenkel
         Chief Executive Officer      Secretary

         Lewis E. Daidone             INVESTMENT MANAGER
         Senior Vice President and    Smith Barney Fund Management LLC
         Chief Administrative Officer
                                      CUSTODIAN
         Richard L. Peteka
         Chief Financial Officer      State Street Bank and
         and Treasurer                  Trust Company

         Alan J. Blake                TRANSFER AGENT
         Vice President and
         Investment Officer           Citicorp Trust Bank, fsb.
                                      125 Broad Street, 11th Floor
         Michael Kagan                New York, New York 10004
         Vice President and
         Investment Officer           SUB-TRANSFER AGENT

         Roger M. Lavan               PFPC Global Fund Services
         Vice President and           P.O. Box 9699
         Investment Officer           Providence, Rhode Island
                                      02940-9699

   Smith Barney Investment Series



 This report is submitted for general information of the shareholders of the Smith Barney Investment Series -- Smith Barney Premier Selections All Cap Growth, Smith Barney Large Cap Core, Smith Barney Growth and Income and Smith Barney Government Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus, which contains information concerning the investment policies and expenses as well as other pertinent information.

 SMITH BARNEY INVESTMENT SERIES
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds



          SalomonSmithBarney
 ---------------------------
 A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD02461 12/02
                                                                        02-4180